MASON STREET
                                     FUNDS


                              SEMI-ANNUAL REPORT
                              SEPTEMBER 30, 1998



                                                             SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS


(PHOTO)

JAMES D. ERICSON

In the two prior reports published since the Mason Street Funds(SM) were launched, we have described the Funds' excellent results, while cautioning you that the very high returns equities have produced in the past few years simply cannot persist over the long term. Beginning in the summer of 1998, we have seen a sharp correction in the stock market and turmoil in the markets for bonds of all types. Reflecting market trends, total returns of seven of our nine Funds were negative for the six months ended September 30, 1998.

In considering what has changed to rein in the roaring bull market, it is helpful to remember that the performance of stocks - both individual issues and the market as a whole - reflects what investors expect to happen in the future much more than past or current performance. This is why the U.S. Department of Commerce includes stock market performance among its "Leading Indicators," which are considered useful in predicting future economic activity. What the market seems to be telling us is that investors expect conditions in the near future to be less positive than they are today.

The reasons for this relative pessimism can be traced mainly to problems in the global economy. The Asian economic crisis began a year ago, and the bad news from that part of the world continues. Serious structural problems in Asian economies and markets indicate that growth will not resume any time soon. Economic growth is slowing in other countries, most notably Latin American nations that are big exporters of commodities, because of greatly reduced demand from the formerly high-flying Asian countries. Russia's debt default and devaluation of the ruble has sent tremors throughout the global banking system. Even though these international problems are just beginning to have an impact on the U.S. economy, in the form of reduced demand for some export items such as cars and computer chips, just the possibility of a worldwide recession is highly negative for investor sentiment.

The recent market volatility has understandably concerned many investors, especially newer investors who have become accustomed to the extraordinary returns of the last few years. While we share your disappointment in the returns from stock and bond investments in recent months, we want to remind you that market fluctuations are a reality of investing. Recent events do not change our generally favorable view of the long-term prospects for the economy and financial markets of the United States. However, we remind you that near-term trends in both the economy and the markets are highly unpredictable.

If you are uncomfortable with the inevitable ups and downs of equity markets, you may want to review the asset mix of your portfolio with your Baird representative. Together you can make sure that the investments you hold are consistent with your long-term financial goals and your personal tolerance for risk.

The increased values resulting from the returns on equities in recent years have left many investors with a high proportion of their total portfolios in stocks. If your asset mix is now more concentrated in equities than you originally planned, it might be an appropriate time to change the balance of your portfolio. Weakness in both equity and corporate bond markets may present an attractive buying opportunity for investors who were hesitant to commit additional money when market valuations were much higher.

While equities historically carry higher risk in terms of volatility, they also provide higher returns over time. Rather than avoiding equity risk, the best approach for most people is to include stocks in a diversified portfolio that encompasses a variety of investments, including stocks and bonds of various types.

During periods of market volatility, many investors may be tempted to abandon their long-term plans and retreat to the safety of insured or guaranteed investments. However, even those traditionally safe investments carry some risk. While income and principal may be assured, the returns may be so low that they cannot outpace the combined long-term effects of inflation and taxes. The portions of your portfolio meant to fund longer-term goals need to be in investments such as equities or corporate bonds. While returns from these securities may be more volatile in the interim, historically they have generated sufficient returns as the economy grows to keep you ahead of inflation and taxes.

Your Northwestern Mutual agent who is a Registered Representative of Robert W. Baird & Co. Incorporated or other Baird representative can be a valuable resource as you consider ways to reach your personal financial goals. They can help you determine which of the Mason Street Funds(SM) may be most suitable for you. We thank you for selecting the Mason Street Funds(SM), and we look forward to continuing to act as your partner in reaching your financial goals.

Mason Street Funds(SM)


/s/ James D. Ericson
JAMES D. ERICSON
President

                      M A S O N   S T R E E T   F U N D S


TABLE OF CONTENTS

PERFORMANCE SUMMARY                                                           3
--------------------------------------------------------------------------------
OVERVIEW AND OUTLOOK                                                          4
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                                  6
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                    10
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                            14
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                                 18
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                         21
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                        28
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                         34
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                          39
--------------------------------------------------------------------------------
SELECT BOND FUND                                                             43
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                         48
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                                75
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS                                                       79
--------------------------------------------------------------------------------


                                                             SEPTEMBER 30, 1998
PERFORMANCE SUMMARY


For the Periods Ended September 30, 1998
CLASS A - WITHOUT INITIAL SALES CHARGE

                      Aggressive                            Growth and                 Asset
Total Return<F1>        Growth   International   Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/98)     Stock Fund  Equity Fund  Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -13.86%     -22.47%       8.03%        0.12%       8.21%       -0.31%      -4.59%       8.34%       3.72%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>      18.96%     -14.72%      34.18%       27.75%      35.80%       19.23%      11.02%      16.74%      12.80%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             12.26%     -10.06%      21.63%       17.72%      22.61%       12.43%       7.21%      10.86%       8.35%
------------------------------------------------------------------------------------------------------------------------------------


CLASS A<F3> - WITH INITIAL SALES CHARGE

                      Aggressive                            Growth and                 Asset
Total Return<F1>        Growth   International   Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/98)     Stock Fund  Equity Fund  Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -17.96%     -26.16%       2.90%       -4.66%       3.11%       -5.07%      -9.14%       3.15%      -1.25%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>      13.29%     -18.78%      27.79%       21.67%      29.33%       13.55%       5.73%      11.18%       7.43%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized              8.67%     -12.94%      17.74%       13.96%      18.69%        8.83%       3.78%       7.32%       4.89%
------------------------------------------------------------------------------------------------------------------------------------


CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE

                      Aggressive                            Growth and                 Asset
Total Return<F1>        Growth   International   Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/98)     Stock Fund  Equity Fund  Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -14.43%     -22.86%       7.37%       -0.56%       7.51%       -0.91%      -5.24%       7.61%       3.02%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>      17.83%     -15.38%      32.93%       26.49%      34.50%       18.11%       9.87%      15.52%      11.65%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             11.54%     -10.53%      20.87%       16.94%      21.82%       11.73%       6.47%      10.08%       7.62%
------------------------------------------------------------------------------------------------------------------------------------


CLASS B<F4> - WITH CONTINGENT DEFERRED SALES CHARGE

                      Aggressive                            Growth and                 Asset
Total Return<F1>        Growth   International   Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/98)     Stock Fund  Equity Fund  Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                -17.71%     -25.88%       3.37%       -4.05%       3.51%       -4.72%      -8.56%       3.61%      -0.66%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>      13.83%     -18.69%      28.93%       22.49%      30.50%       14.11%       6.16%      11.52%       7.78%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized              9.01%     -12.88%      18.44%       14.47%      19.40%        9.19%       4.06%       7.53%       5.11%
------------------------------------------------------------------------------------------------------------------------------------


<F1> Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

<F2> Inception date is March 31, 1997.

<F3> Class A performance reflects the maximum sales charge of 4.75%.

<F4> Class B performance reflects a contingent deferred sales charge (CDSC)
     of 4%.


                      M A S O N   S T R E E T   F U N D S

OVERVIEW AND OUTLOOK

------------
THE ECONOMY
------------

At the end of the third calendar quarter of 1998, the U.S. economy remains fairly strong but with increasing evidence of slowing growth. The Commerce Department reports that the economy grew at a 1.8% annual rate in the second quarter. While well below the 5.5% rate of the first quarter, this growth rate is far from a recession, which is officially defined as two consecutive quarters of negative real growth. Most economists are forecasting economic growth of about 2% for the second half of the year.

The slowing rate of growth is most evident in the industrial sector, which has been hit by a decline in demand from troubled Asian countries. A further problem is a lack of pricing flexibility, created by price competition from imported goods, while the high wages that result from a tight labor market are squeezing margins. U.S. corporate profits actually declined on a year-to-year basis in the second quarter, recording the first decline in a decade.

To date, consumers seem to have largely remained unscathed, except for the negative wealth effect that has resulted from a falling stock market. The Commerce Department reported that consumer confidence dropped in September for the third straight month, after reaching a 29-year high in June. Consumer spending, which accounts for two-thirds of total U.S. economic growth, remains solid for now, but with this drop in confidence, analysts are watching closely to see if less-confident consumers will stop buying cars, houses and other goods. The most recent reports of retail sales, though still positive, suggest that consumers may be slowing their spending.

ECONOMIC GROWTH AND INFLATION

               % Change
               --------
Year       REAL GDP    CPI-U
----       --------    -----
1988         3.8%      4.4%
1989         3.4%      4.6%
1990         1.3%      6.1%
1991        -1.0%      3.1%
1992         2.7%      2.9%
1993         2.3%      2.7%
1994         3.5%      2.7%
1995         2.0%      2.5%
1996         2.2%      3.3%
1997         3.7%      1.7%
1998         2.8%      1.8%


Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate. 1998 is the consensus forecast of a group of 55 economists surveyed by the Wall Street Journal.


------------------
THE EQUITY MARKET
------------------

Mid-year 1998 marked a major turning point in the U.S. equity market. During the second calendar quarter, which ended in June, the broad market continued its seven-year upward trend. In July, stock prices began to fall; subsequent sessions were characterized by extreme volatility and general downward pressure. The weakness began with small-cap stocks during the second quarter and gradually rolled through the market; by the end of September, even shares of the largest, highest quality companies were well below their record highs earlier in the year.

The third quarter represented the worst quarter in eight years for equity markets: the S&P 500(R) Index produced a negative 9.97% total return for the quarter, wiping out the positive return of the second quarter to produce a negative return of 7.03% for the six months ended September 30, 1998. Smaller-capitalization stocks performed even more poorly: total return for the Wilshire Small Cap Index was a negative 22.31% in the third quarter and a negative 26.73% for the six months ended September 30, 1998.

ANNUAL TOTAL RETURNS FROM S&P 500(R) INDEX

Calendar
 Years
 -----
 1988       16.6%
 1989       31.7%
 1990       -3.1%
 1991       30.5%
 1992        7.6%
 1993       10.1%
 1994        1.2%
 1995       37.4%
 1996       22.8%
 1997       33.4%


Source: Standard & Poor's

                                                             SEPTEMBER 30, 1998

----------------
THE BOND MARKET
----------------

The most striking trend in the bond market in recent months has been a dramatic flight to quality. Investors around the world, concerned about defaults and devaluations in Asia and Russia, flocked to dollar-based assets, most notably U.S. Treasury securities. As a result, the values of these instruments soared, while other bonds lagged, even in the face of declining interest rates. At the end of September, the interest rate spread between Treasury securities and corporate bonds of similar maturities was at the widest level in ten years.

In addition, there was a marked decline in prices of foreign bonds due to continuing turmoil in Russia and Asia. A general lack of liquidity in the corporate and mortgage bond markets made it difficult to execute trades and further depressed stated prices of bonds, which are quoted at bid prices even if no trade has occurred.

An interesting phenomenon was that investors' interest in U.S. Treasury securities was concentrated in 30-year bonds, which, though quite secure with regard to interest payments, are highly volatile because of their long maturities. Significantly lower interest rates were negative for mortgage and corporate bonds, which currently trade at near-record wide spreads relative to Treasury securities.

ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX

Calendar
 Years
 -----
 1988        8.0%
 1989       14.2%
 1990        9.1%
 1991       15.9%
 1992        7.6%
 1993       10.0%
 1994       -2.8%
 1995       18.5%
 1996        3.6%
 1997        9.7%


Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.


                      M A S O N   S T R E E T   F U N D S

AGGRESSIVE GROWTH STOCK FUND

-----------------------------
AGGRESSIVE GROWTH STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of small and medium-sized companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

NET ASSETS:  $37,302,442
--------------------------------------------------------------------------------

The Aggressive Growth Stock Fund owns the stocks of emerging growth companies, generally with market capitalizations of less than $3 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Fund's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance. However, opportunities tend to cluster in certain industry groups or sectors. The Fund is concentrated in four sectors in which there are numerous companies with particularly promising prospects for growth: technology, business services, consumer cyclicals and healthcare.

The last six months have been a difficult period for all equity investors. The market's drop was felt first and most strongly in the smaller-capitalization stocks that are the focus of this Fund. A nervous market has responded very negatively to downward revisions of earnings forecasts; large drops in the stocks of several service companies in the Fund were major factors of the overall negative return. Some good stock selections, including new positions in two technology companies, Qlogic and Gemstar, partially offset drops in other issues. In addition, some of the healthcare and retail stocks in the Fund continued to perform well. At the end of September, the Fund had a 7% cash position, plus modest holdings of S&P 500(R) Index futures.

SECTOR ALLOCATION
9/30/9
----------------------------------------------
Technology                                26%
Consumer                                  22%
Business Services                         16%
Healthcare                                12%
Cash Equivalents                           7%
Capital Goods                              5%
Transportation                             4%
Finance                                    4%
Energy                                     2%
Other Assets                               1%
S&P 500(R) Index Futures                   1%

TOP 10 HOLDINGS
9/30/98

Company                          % Net Assets
----------------------------------------------
Paychex, Inc.                            2.6%
Quintiles Transnational Corp.            2.6%
O'Reilly Automotive, Inc.                2.5%
Metzler Group, Inc.                      2.3%
Cardinal Health, Inc.                    2.2%
Carriage Services, Inc.                  2.1%
Cintas Corp.                             2.1%
Concord EFS, Inc.                        2.1%
Qlogic Corporation                       2.0%
Patterson Dental Company                 2.0%


                                                             SEPTEMBER 30, 1998

AGGRESSIVE GROWTH STOCK FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES


                                                          3/31/97   9/30/97   3/31/98   9/30/98
-----------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND CLASS A                        9,524    13,152    14,436    11,329
AGGRESSIVE GROWTH STOCK FUND CLASS B                       10,000    13,770    15,059    11,783
AGGRESSIVE GROWTH STOCK FUND CLASS B REDEMPTION VALUE                                    11,383
WILSHIRE SMALL CAP INDEX                                   10,000    13,503    14,644    10,730
WILSHIRE NEXT 1750 INDEX                                   10,000    13,454    14,580    11,115



TOTAL RETURN                                              Average
                                                          Annual
                                               One         Since
For the periods ended September 30, 1998       Year    Inception<F1>
--------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)     -13.86%       12.26%
--------------------------------------------------------------------
Wilshire Small Cap Index                     -20.53%        4.80%
--------------------------------------------------------------------
Wilshire Next 1750 Index                     -17.38%        7.29%
--------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests primarily in small and medium-capitalization issues, the indices that best reflect the Fund's performance are the Wilshire Next 1750 Index and Wilshire Small Cap Index. The indices cannot be invested in directly and do not include sales charges.

The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are materials and services, consumer non-durables and finance. Its average market capitalization is approximately $917.0 million as of September 30, 1998.

The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $999.0 million as of September 30, 1998. The largest sector weightings include finance, utilities and technology.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.


     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (90.8%)
     BUSINESS SERVICES (14.7%)
<F1> Accustaff Corp.                                  18,900         $275,230
<F1> Administaff, Inc.                                15,000          479,063
<F1> Carriage Services, Inc.                          32,000          790,000
     Cintas Corp.                                     15,600          781,950
<F1> Edutrek International, Inc.                      23,200          162,400
<F1> Interim Services, Inc.                           22,900          470,881
<F1> Metzler Group, Inc.                              25,100          859,675
<F1> NOVA Corporation                                 10,000          306,875
<F1> Robert Half International, Inc.                  11,950          516,091
<F1> SM&A Corporation                                 16,000          276,000
<F1> Steiner Leisure, Ltd.                            21,800          340,625
     Stewart Enterprises, Inc.                        12,600          211,050
     -------------------------------------------------------------------------
     TOTAL                                                          5,469,840
     -------------------------------------------------------------------------

     CAPITAL GOODS (4.4%)
<F1> Ivex Packaging Corporation                       17,400          252,300
<F1> Jabil Circuit, Inc.                               7,800          271,050
     Kaydon Corporation                               14,700          386,793
<F1> Kaynar Technologies, Inc.                         6,400           86,400
<F1> Kellstrom Industries, Inc.                       11,200          155,400
<F1> TriStar Aerospace, Co.                            8,100           77,963
<F1> Triumph Group, Inc.                              13,800          410,550
     -------------------------------------------------------------------------
     TOTAL                                                          1,640,456
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.0%)
<F1> Crown Castle International Corp.                 12,200          117,425
<F1> Pacific Gateway Exchange, Inc.                    6,600          244,200
     -------------------------------------------------------------------------
     TOTAL                                                            361,625
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (14.4%)
<F1> 99 Cents Only Stores                             10,900          431,231
<F1> Dollar Tree Stores, Inc.                         15,000          469,687
<F1> eBay, Inc.                                        4,600          207,287
     Galileo International, Inc.                       7,600          286,900
<F1> Getty Images, Inc.                               18,800          326,650
<F1> Global Vacation Group, Inc.                       5,800           41,687
<F1> Jones Apparel Group, Inc.                        17,400          399,113
<F1> K&G Men's Center, Inc.                           24,750          160,875
<F1> Kohl's Corporation                               11,400          444,600
<F1> Michaels Stores, Inc.                            17,400          443,700
<F1> O'Reilly Automotive, Inc.                        25,200          913,500
<F1> Sonic Automotive, Inc.                           21,100          418,044
<F1> Tower Automotive, Inc.                           22,000          434,500
<F1> VWR Scientific Products Corporation              16,400          411,025
     -------------------------------------------------------------------------
     TOTAL                                                          5,388,800
     -------------------------------------------------------------------------


                      M A S O N   S T R E E T   F U N D S

AGGRESSIVE GROWTH STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     CONSUMER STAPLES (7.9%)
<F1> American Italian Pasta Company                   18,200         $477,750
<F1> American Tower Corp.                              7,200          183,600
<F1> Blyth Industries, Inc.                            6,500          178,343
     Cardinal Health, Inc.                             7,800          805,350
<F1> Chancellor Media Corporation                      8,000          267,000
<F1> Clear Channel Communications, Inc.                7,000          332,500
<F1> Golden State Vintners, Inc.                       6,700           65,744
<F1> Lamar Advertising Company                        22,900          641,200
     -------------------------------------------------------------------------
     TOTAL                                                          2,951,487
     -------------------------------------------------------------------------

     ENERGY (1.6%)
<F1> Barrett Resources Corporation                     5,000          100,937
     Transocean Offshore Inc.                         11,000          381,563
<F1> Weatherford International, Inc.                   5,700          123,263
     -------------------------------------------------------------------------
     TOTAL                                                            605,763
     -------------------------------------------------------------------------

     FINANCE (4.4%)
<F1> Affiliated Managers Group                        17,300          311,400
     ESG Re Limited                                   10,100          152,763
     Investors Financial Services Corp.               10,700          524,300
<F1> Knight/Trimark Group, Inc.                       21,400          176,550
<F1> Trammell Crow Company                            18,500          471,750
     -------------------------------------------------------------------------
     TOTAL                                                          1,636,763
     -------------------------------------------------------------------------

     HEALTHCARE (12.3%)
<F1> Lincare Holdings, Inc.                           16,200          627,750
<F1> Patterson Dental Company                         19,650          727,050
<F1> Pediatrix Medical Group, Inc.                     4,800          215,400
<F1> Province Healthcare Company                      14,100          480,281
<F1> PSS World Medical, Inc.                          23,300          431,050
<F1> Quintiles Transnational Corp.                    22,100          966,875
<F1> Quorum Health Group, Inc.                        14,350          233,187
<F1> Sybron International Corporation                 19,500          372,938
<F1> Wesley Jessen VisionCare, Inc.                   24,900          529,125
     -------------------------------------------------------------------------
     TOTAL                                                          4,583,656
     -------------------------------------------------------------------------

     TECHNOLOGY (25.8%)
<F1> Cambridge Technology Partners, Inc.               7,900          176,268
<F1> CBT Group Public Limited Company                  9,400          126,900
<F1> Comverse Technology, Inc.                        15,400          629,474
<F1> Concord EFS, Inc.                                29,850          770,503
<F1> CSG Systems International, Inc.                  13,600          601,800
<F1> Gemstar International Group Limited              10,300          477,663
     General Cable Corporation                        13,500          249,750
<F1> GeoCities                                        10,900          253,425
     HBO & Company                                    18,400          531,300
<F1> Hyperion Solutions Corporation                   10,000          216,875
<F1> IDT Corporation                                  14,600          335,800


                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> International Integration Incorporated           17,800         $278,125
<F1> J. D. Edwards & Company                          11,100          532,800
     Paychex, Inc.                                    19,000          979,688
<F1> PeopleSoft, Inc.                                 15,000          489,375
<F1> PMC-Sierra, Inc.                                 16,000          510,000
<F1> Qlogic Corporation                               11,500          750,375
<F1><F2>Saville Systems PLC, ADR                       8,100          117,450
<F1> Semtech Corporation                              12,900          240,263
<F1> Tellabs, Inc.                                     6,600          262,763
<F1> Transaction Systems Architects, Inc.              8,700          308,850
<F1> Uniphase Corporation                             11,400          467,400
<F1> World Access, Inc.                               16,000          324,000
     -------------------------------------------------------------------------
     TOTAL                                                          9,630,847
     -------------------------------------------------------------------------

     TRANSPORTATION (4.3%)
<F1> Coach USA, Inc.                                  13,800          340,687
<F1> Heartland Express, Inc.                          18,400          303,600
<F1> Jevic Transportation, Inc.                       32,900          234,413
<F1> Knight Transportation, Inc.                      28,050          473,344
<F1> Swift Transportation Co., Inc.                   15,250          264,969
     -------------------------------------------------------------------------
     TOTAL                                                          1,617,013
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            33,886,250
     =========================================================================

     MONEY MARKET INVESTMENTS (8.6%)
     FEDERAL GOVERNMENT AND AGENCIES (0.3%)
<F3> Federal Home Loan Bank,
       5.20%, 10/9/98                                100,000          $99,885
     -------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (6.2%)
     Associates Corp. of N.A.,
        5.69%, 10/1/98                               700,000          700,000
     Chrysler Financial Corporation,
        5.25%, 11/4/98                               800,000          796,033
     General Electric Capital Corporation,
        5.36%, 10/21/98                              800,000          797,618
     -------------------------------------------------------------------------
     TOTAL                                                          2,293,651
     -------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (2.1%)
     Sears Roebuck Acceptance Corp.,
        5.53%, 10/21/98                              800,000          797,542
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 3,191,078
     =========================================================================
     TOTAL INVESTMENTS (99.4%)
        (COST $36,644,421)<F4>                                     37,077,328
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.6%)                            225,114
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $37,302,442
     =========================================================================


                                                             SEPTEMBER 30, 1998

AGGRESSIVE GROWTH STOCK FUND

<F1> Non-Income Producing

<F2> ADR - American Depositary Receipt

<F3> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of September 30, 1998 is summarized below:

                                   Number of      Expiration     Unrealized
     Issuer                        Contracts         Date       Depreciation
     -------------------------------------------------------------------------
     S&P 500(R) Stock Index
       (Total market value at
         9/30/98, $513,000)            2            12/98         $21,856

<F4> At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $36,644,421 and the net unrealized appreciation of investments based on that cost was $432,907 which is comprised of $5,574,241 aggregate gross unrealized appreciation and $5,141,334 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                      M A S O N   S T R E E T   F U N D S

INTERNATIONAL EQUITY FUND

--------------------------
INTERNATIONAL EQUITY FUND
--------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the U.S.

PORTFOLIO:  Primarily common stocks of companies in foreign countries.

STRATEGY: To locate and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values.

NET ASSETS:  $25,912,962
--------------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities and geographic regions; industry focus is a secondary consideration.

International equity markets have been highly volatile in recent months. Asian markets and economies continue to be quite weak, although there are signs of incipient improvement in some parts of the region. Most markets in Europe were strong through the first six months of 1998 and then began to tumble. Stocks of financial services companies suffered especially large declines, as the default on Russian debt and devaluation of the ruble accompanied continuing problems in Asia and Latin America. Portfolio performance relative to the EAFE Index was negatively affected by exposure to emerging markets. The EAFE Index does not include emerging markets.

Over the last six months the Fund's investments in Europe have been reduced gradually, with opportunities taken to realize significant gains in certain European stocks. However, recent weakness has been used as an opportunity to increase holdings such as Merita Limited, a bank in Finland, whose stock fell after the Russian debacle, even though the company had minimal exposure to Russia. At present, the exposure in Asia is being slowly increased, especially in countries such as Korea, where the worst of the economic problems appear to be in the past. As always, the focus is on careful selection of individual securities that have the potential to perform better than the economies in which they operate. On the positive side, holdings of utilities such as Hong Kong Telecommunications contributed to performance, as investors sought the relative safety of companies with steady earnings streams, solid balance sheets and stable dividends.

The International Equity Fund is managed for Northwestern Mutual Investment Services, LLC by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
9/30/98
----------------------------------------------
Europe                                    52%
Non-equity holdings                       13%
Asia                                      12%
Latin America                              9%
Australia/New Zealand                      8%
North America                               6%

TOP 10 HOLDINGS
9/30/98

Company                          % Net Assets
----------------------------------------------
Merita Limited "A"                       2.1%
Unidanmark A/S, "A", Registered          2.0%
Hong Kong Telecommunications Ltd.        1.9%
Nycomed Amersham PLC                     1.9%
Volvo Aktiebolaget, B Free               1.9%
Philips Electronics, Inc.                1.8%
PartnerRe Ltd.                           1.8%
YPF S.A., ADR                            1.8%
Zurich Versicherungs-Gesellschaft        1.7%
Enso Oy, A shares                        1.7%


                                                             SEPTEMBER 30, 1998
PERFORMANCE RELATIVE TO EAFE INDEX

INTERNATIONAL EQUITY FUND


                                                       3/31/97   9/30/97   3/31/98   9/30/98
--------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A                        9,524    10,476    10,304     8,122
INTERNATIONAL EQUITY FUND CLASS B                       10,000    10,970    10,749     8,462
INTERNATIONAL EQUITY FUND CLASS REDEMPTION VALUE                                       8,131
EAFE INDEX                                              10,000    11,234    11,893    10,326



TOTAL RETURN                                              Average
                                                          Annual
                                               One         Since
For the periods ended September 30, 1998       Year    Inception<F1>
---------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)     -22.47%      -10.06%
---------------------------------------------------------------------
EAFE Index                                    -8.08%        2.16%
---------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.


     SCHEDULE OF INVESTMENTS
                                    Country       Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (87.5%)
     CAPITAL EQUIPMENT (7.7%)
     Alcatel                            Fr.            1,500         $133,279
     BTR, PLC A                        U.K.          136,012          245,608
     Granges AB                        Swe.            7,700           93,369
     Hong Kong
        Aircraft & Engineering         H.K.          135,000          160,289
<F3> Madeco S.A., ADR                 Chile           17,500          120,313
     Nanjing Panda
        Electronics Co., Ltd.         China          868,000           34,167
     New Holland NV                   Neth.           15,000          168,750
     Philips Electronics, Inc.        Neth.            8,600          463,065
     Sirti SPA                        Italy           39,300          190,263
     The Weir Group PLC                U.K.          126,200          377,457
     -------------------------------------------------------------------------
     TOTAL                                                          1,986,560
     -------------------------------------------------------------------------

     CONSUMER GOODS (13.9%)
     Autoliv, Inc.                     Swe.           14,400          396,000
     Fiat SPA Ord.                    Italy           84,920          216,867
<F3> Fila Holding SPA, ADR            Italy            3,800           32,300
     Fisher & Paykel
        Industries Ltd.                N.Z.          102,100          273,391
     Medeva PLC                        U.K.          176,000          278,158
     Northern Foods PLC                U.K.           74,000          225,102
     Nycomed Amersham PLC              U.K.           75,525          482,624
     Ono Pharmaceutical
        Co., Ltd.                     Japan            9,000          216,867
     Rolls-Royce PLC                   U.K.           20,000           68,996
     Sony Corporation                 Japan            3,700          257,956
     Tate & Lyle,  PLC                 U.K.           34,500          189,373
<F3> Teva Pharmaceutical
        Industries Ltd.              Israel            7,400          280,275
     The Oshawa Group
        Ltd., Class A                  Can.           11,400          201,304
     Volvo AB, B shares                Swe.           19,600          480,337
     -------------------------------------------------------------------------
     TOTAL                                                          3,599,550
     -------------------------------------------------------------------------

     ENERGY (13.8%)
     Endesa S.A.                        Sp.           13,900          313,096
     EVN Energie Versorgung            Aus.            1,500          223,978
<F3> Gazprom, ADR (144A)               Rus.           18,200          117,845
<F3> Gener S.A., ADR                  Chile           12,500          186,719
     Hong Kong Electric
        Holdings Ltd.                  H.K.          106,000          363,890
     Iberdrola S.A.                     Sp.           18,700          311,963
<F3> Korea Electric Power
        Corp., ADR                     Kor.           15,775          141,975
     National Grid Group PLC           U.K.           26,860          199,929
<F1> Northstar Energy
        Corporation                    Can.           23,500          163,986


                      M A S O N   S T R E E T   F U N D S

INTERNATIONAL EQUITY FUND

                                    Country       Shares/Par     Market Value
     -------------------------------------------------------------------------
     ENERGY (CONTINUED)
     Petroleo Brasileiro
        S.A. - Petrobras              Braz.        1,339,000         $137,820
     Ranger Oil Limited                Can.           45,400          297,938
     Repsol S.A.                        Sp.            5,800          244,958
     Thames Water                      U.K.           21,083          419,916
<F3> YPF S.A., ADR                     Arg.           17,700          460,200
     -------------------------------------------------------------------------
     TOTAL                                                          3,584,213
     -------------------------------------------------------------------------

     FINANCE (22.1%)
     Australia & New Zealand
        Bank Group                  Austrl.           61,000          325,759
     AXA S.A.                           Fr.            4,400          402,726
     Banco Bradesco S.A.              Braz.       27,950,000          165,078
     Banco Itau S.A.                  Braz.           94,000           44,414
     Bangkok Bank Public
        Company Limited               Thai.          131,300          124,557
     Banque Nationale de Paris          Fr.            6,000          321,153
     Compagnie Financiere
        de Paribas                      Fr.            3,000          161,647
     EXEL Limited                   Bermuda            5,500          346,500
     Hang Lung Development             H.K.          133,000          116,719
     HSBC Holdings PLC                 U.K.           12,400          227,244
<F3> Industrial Credit & Inv.
        Corp. of India (144A), GDR    India           17,000          142,375
     ING Groep N.V.                   Neth.            8,800          396,340
     Merita Limited A                  Fin.          106,000          541,603
     National Mutual Asia Ltd.         H.K.          295,000          143,721
<F3> Nortel Inversora S.A., ADR        Arg.           15,100          326,538
     PartnerRe Ltd.                 Bermuda           11,500          460,719
     Reinsurance Australia
        Corporation Limited         Austrl.          170,000          402,730
     Unibanco Uniao de Bancos         Braz.        1,579,000           45,697
     Unidanmark A/S, A,
        Registered                     Den.            7,000          506,688
     Wing Hang Bank Ltd.               H.K.           67,200           71,983
<F1> Zurich Versicherungs-
        Gesellschaft                  Swtz.              880          436,726
     -------------------------------------------------------------------------
     TOTAL                                                          5,710,917
     -------------------------------------------------------------------------

     MATERIALS (9.7%)
     Agrium, Inc.                      Can.           22,700          192,950
     Bayer AG                          Ger.            8,800          332,234
     Boehler-Uddeholm AG               Aus.            4,000          173,478
     British Steel PLC                 U.K.          217,100          391,998
     Enso Oy, A shares                 Fin.           61,000          431,553
     Grupo Mexico, B shares            Mex.           73,700          188,047

                                    Country       Shares/Par     Market Value
     -------------------------------------------------------------------------
     MATERIALS (CONTINUED)
     Hepworth PLC                      U.K.           58,200         $140,692
<F3> Minorco S.A., ADR                 Lux.           13,350          136,838
     Pechiney S.A., A shares            Fr.            9,300          321,571
     Pioneer International Ltd.     Austrl.          109,700          204,655
     -------------------------------------------------------------------------
     TOTAL                                                          2,514,016
     -------------------------------------------------------------------------

     MULTI-INDUSTRY (5.0%)
     Amer Group Ltd., A                Fin.           13,000          171,167
     Elementis PLC                     U.K.           68,280           92,828
     Hicom Holdings Berhad             Mly.           93,300           26,762
     Jardine Matheson Holdings        Sing.           62,500          128,125
     Metro Pacific Corporation        Phil.        2,660,000           37,088
     Pilkington PLC                    U.K.          242,800          238,285
     Scor                               Fr.            6,000          356,480
     Swire-Pacific Limited,
        A shares                       H.K.           36,000          113,364
     Swire-Pacific Limited,
        B shares                       H.K.          296,000          139,433
     -------------------------------------------------------------------------
     TOTAL                                                          1,303,532
     -------------------------------------------------------------------------

     SERVICES (15.3%)
     British Telecom                   U.K.           27,600          365,565
<F3> Compania Anonima Nacional
        Telefonos de Venezuela        Venz.            9,400          159,800
     David Jones Ltd.               Austrl.           77,500           72,521
<F1> Embratel Participacoes S.A.      Braz.        4,578,500           38,244
     Hitachi Zosen Corporation        Japan           11,000           14,546
     Hong Kong
        Telecommunications Ltd.        H.K.          252,400          495,126
     Mayne Nickless Ltd.            Austrl.           55,700          296,895
     Moebel Walther AG PFD             Ger.            5,056          195,119
     News Corporation
        Limited, Pfd.               Austrl.           73,500          409,186
     Osprey Maritime Ltd.             Sing.          235,000           69,745
<F3> PT Indosat, ADR                  Indo.           11,200           59,500
     Royal KPN NV                     Neth.           11,700          361,232
<F3> SK Telecom Co., Ltd., ADR         Kor.            8,100           57,206
     Somerfield PLC                    U.K.           40,000          283,800
     South China Morning
        Post Ltd.                      H.K.          133,000           52,352
    Telecomunicacoes
        Brasileiras S.A.              Braz.        4,578,500              966
<F1> Tele Norte Leste
        Participacoes S.A.            Braz.        4,578,500           28,954
<F1> Tele Centro Sul
        Participacoes S.A.            Braz.        4,578,500           29,166
<F1> Telesp Celular
        Participacoes S.A.            Braz.        4,578,500           19,315



                                                             SEPTEMBER 30, 1998

INTERNATIONAL EQUITY FUND

                                    Country       Shares/Par     Market Value
     -------------------------------------------------------------------------
     SERVICES (CONTINUED)
<F1> Telemig Celular
        Participacoes S.A.            Braz.        4,578,500           $2,569
<F1> Tele Celular Sul
        Participacoes S.A.            Braz.        4,578,500            3,477
<F1> Tele Centro Oeste Celular
        Participacoes S.A.            Braz.        4,578,500            2,434
<F1> Tele Norte Celular
        Participacoes S.A.            Braz.        4,578,500              966
<F1> Tele Nordeste Celular
        Participacoes S.A.            Braz.        4,578,500            1,970
<F1> Tele Sudeste Celular
        Participacoes S.A.            Braz.        4,578,500            7,726
<F1> Tele Leste Celular
        Participacoes S.A.            Braz.        4,578,500            1,275
<F1> Telesp Participacoes S.A.        Braz.        4,578,500           71,853
<F2> Telefonica del Peru S.A.,
        B shares, ADR                  Peru           17,500          214,375
     The Peninsular & Oriental
        Steam Navigation Company       U.K.           23,000          218,883
     Thorn PLC                         U.K.           88,699          375,707
     Waste Management
        International PLC              U.K.           10,400           59,207
     -------------------------------------------------------------------------
     TOTAL                                                          3,969,680
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            22,668,468
     =========================================================================

     BONDS (1.5%)
     SBC Communications DECS,
        3.071%, 3/15/01                U.S.            8,950         $379,256
     -------------------------------------------------------------------------
     TOTAL BONDS                                                      379,256
     =========================================================================

     MONEY MARKET INVESTMENTS (9.2%)
     PERSONAL CREDIT INSTITUTIONS (9.2%)
     Associates Corporation of
        N.A., 5.70%,  10/1/98          U.S.        1,200,000       $1,200,000
     Chrysler Financial,
        5.25%, 11/4/98                 U.S.          600,000          597,025
     General Electric Capital
        Corporation,
        5.36%, 10/21/98                U.S.          600,000          598,213
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 2,395,238
     =========================================================================
     TOTAL INVESTMENTS (98.2%)
        (COST $32,236,869)<F4>                                     25,442,962
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (1.8%)                            470,000
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $25,912,962
     =========================================================================

<F1> Non-Income Producing

<F2> GDR - Global Depositary Receipt

<F3> ADR - American Depositary Receipt

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F4> At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $32,236,869 and the net unrealized depreciation of investments based on that cost was $6,793,907 which is comprised of $1,836,785 aggregate gross unrealized appreciation and $8,630,692 aggregate gross unrealized depreciation.

INVESTMENT PERCENTAGES BY COUNTRY:
Australia                                      6.73%
Finland                                        4.50%
France                                         6.67%
Hong Kong                                      6.51%
Netherlands                                    5.46%
United Kingdom                                19.19%
U.S.                                          10.90%
Other                                         40.04%
-----------------------------------------------------
TOTAL                                        100.00%
-----------------------------------------------------

 The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                       M A S O N   S T R E E T   F U N D S

GROWTH STOCK FUND

------------------
GROWTH STOCK FUND
------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

PORTFOLIO: Diversified mix of high-quality growth stocks in medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

NET ASSETS:  $38,901,583
-------------------------------------------------------------------------------

The Growth Stock Fund is invested in high-quality companies of large- to medium-capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested, with S&P 500(R) Index futures used at times to maintain the desired degree of market exposure.

Like essentially all equity funds, the Growth Stock Fund recorded negative total return for the six months ended September 30. The major negative impact on performance came from several positions in market-sensitive financial stocks; this category is now significantly underweighted relative to the S&P 500(R) Index. The Fund remains overweighted in consumer stocks relative to the S&P 500(R); these stocks have performed better than the market as a whole and should continue to do so if the economy weakens. In the healthcare sector, the Fund benefited from performance of the major drug stocks and from a lack of exposure to healthcare service companies.

SECTOR ALLOCATION
9/30/98
----------------------------------------------
Consumer Staples                          19%
Technology                                13%
Basic Materials/Capital Goods             10%
Consumer Cyclicals                        11%
S&P 500(R) Index Futures                  11%
Healthcare                                 8%
Other Industries                           8%
CashEquivalents                            7%
Finance                                    7%
Energy                                     6%


TOP 10 HOLDINGS
9/30/98

Company                          % Net Assets
----------------------------------------------
General Electric Company                 2.9%
Fiserv, Inc.                             2.8%
Walgreen Co.                             2.7%
MCI WorldCom, Inc.                       2.5%
Microsoft Corporation                    2.4%
International Business
  Machines Corporation                   2.2%
Hershey Foods Corporation                2.1%
Kohl's Corporation                       2.0%
Harley-Davidson, Inc.                    1.7%
Cisco Systems, Inc.                      1.6%

                                                             SEPTEMBER 30, 1998

GROWTH STOCK FUND

PERFORMANCE RELATIVE TO S&P 500(R) INDEX


                                                 3/31/97   9/30/97   3/31/98   9/30/98
--------------------------------------------------------------------------------------
GROWTH STOCK FUND CLASS A                          9,524    11,829    13,817    12,779
GROWTH STOCK FUND CLASS B                         10,000    12,380    14,412    13,293
GROWTH STOCK FUND CLASS B REDEMPTION VALUE                                      12,893
S&P 500(R) INDEX                                  10,000    12,618    14,787    13,747



TOTAL RETURN                                              Average
                                                          Annual
                                               One         Since
For the periods ended September 30, 1998       Year    Inception<F1>
--------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)       8.03%       21.63%
--------------------------------------------------------------------
S&P 500(R) Index                               8.95%       23.61%
--------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.


     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (82.7%)
     BASIC MATERIALS (2.4%)
     Ecolab, Inc.                                     19,000         $540,312
     Monsanto Company                                  7,100          400,263
     -------------------------------------------------------------------------
     TOTAL                                                            940,575
     -------------------------------------------------------------------------

     CAPITAL GOODS (7.7%)
     AlliedSignal, Inc.                                7,300          258,237
     Avery Dennison Corporation                       13,800          602,888
     General Electric Company                         14,000        1,113,875
     Republic Services, Inc.                          10,900          212,550
     Tyco International Ltd.                           9,500          524,875
<F1> Waste Management, Inc.                            5,700          273,956
     -------------------------------------------------------------------------
     TOTAL                                                          2,986,381
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (4.6%)
     AT&T Corporation                                  9,452          552,351
     GTE Corporation                                   4,900          269,500
     MCI WorldCom, Inc.                               19,548          955,409
     -------------------------------------------------------------------------
     TOTAL                                                          1,777,260
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (11.3%)
     Borg-Warner Automotive, Inc.                      7,600          281,675
<F1> Federated Department Stores, Inc.                 7,300          265,537
     Harley-Davidson, Inc.                            23,100          678,562
<F1> Kohl's Corporation                               19,700          768,300
     Lennar Corporation                                5,200          116,025
     Mattel, Inc.                                      4,100          114,800
     Servicemaster Co.                                25,500          557,813
     The New York Times Company                       19,400          533,500
     Tribune Company                                   9,400          472,938
     Wal-Mart Stores, Inc.                            11,000          600,875
     -------------------------------------------------------------------------
     TOTAL                                                          4,390,025
     -------------------------------------------------------------------------

     CONSUMER STAPLES (18.9%)
     Anheuser-Busch Cos., Inc.                         6,300          340,200
<F1> Benckiser NV                                      8,100          403,481
     Campbell Soup Company                             6,500          326,219
     Dial Corp.                                       15,600          321,750
     Hershey Foods Corporation                        11,700          800,719
     Keebler Foods Company                            22,700          590,200
     McDonald's Corporation                            7,300          435,719
     Newell Co.                                       12,400          571,175
     PepsiCo, Inc.                                    18,000          529,875
     Philip Morris Companies, Inc.                     9,600          442,200
     Procter & Gamble Company                          6,900          489,469
     The Quaker Oats Company                           8,300          489,700
     Unilever NV                                       9,100          557,375
     Walgreen Co.                                     24,100        1,061,906
     -------------------------------------------------------------------------
     TOTAL                                                          7,359,988
     -------------------------------------------------------------------------


                      M A S O N   S T R E E T   F U N D S

GROWTH STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     ENERGY (6.4%)
     British Petroleum Company PLC                     5,900         $514,775
     Chevron Corporation                               1,700          142,906
     Diamond Offshore Drilling, Inc.                   9,000          234,000
     Exxon Corporation                                 5,800          407,087
     Mobil Corporation                                 5,200          394,875
<F1> R&B Falcon Corporation                            5,700           68,400
     Schlumberger Limited                              5,900          296,844
     Tosco Corporation                                12,500          268,750
     Transocean Offshore Inc.                          5,000          173,438
     -------------------------------------------------------------------------
     TOTAL                                                          2,501,075
     -------------------------------------------------------------------------

     FINANCE (6.7%)
     Associates First Capital Corporation              3,100          202,275
     BankAmerica Corporation                           3,800          228,475
     Chase Manhattan Corporation                       5,200          224,900
     Citicorp                                          2,400          223,050
     First Union Corporation                           8,900          455,569
     Franklin Resources, Inc.                         11,500          345,000
     Merrill Lynch & Co.                               1,800           85,275
     Morgan Stanley Dean Witter & Co.                  7,700          331,581
     The Bank of New York Company, Inc.                7,500          205,313
     Travelers Group, Inc.                             7,750          290,625
     -------------------------------------------------------------------------
     TOTAL                                                          2,592,063
     -------------------------------------------------------------------------

     HEALTHCARE (8.4%)
     Bristol-Myers Squibb Company                      5,800          602,475
     Eli Lilly and Company                             6,000          469,875
     Guidant Corporation                               2,200          163,350
<F1> HEALTHSOUTH Corporation                          11,894          125,630
     Johnson & Johnson                                 4,500          352,125
     Medtronic, Inc.                                   7,100          410,913
     Merck & Co., Inc.                                 3,600          466,425
     Pfizer, Inc.                                      4,100          434,344
     Warner Lambert Company                            3,300          249,150
     -------------------------------------------------------------------------
     TOTAL                                                          3,274,287
     -------------------------------------------------------------------------

     TECHNOLOGY (13.0%)
<F1> Cisco Systems, Inc.                              10,350          639,759
     Compaq Computer Corporation                      10,000          316,250
<F1> Fiserv, Inc.                                     23,550        1,084,772
     Hewlett-Packard Company                           5,200          275,275
     Intel Corporation                                 5,600          480,200
     International Business Machines
        Corporation                                    6,800          870,400
     Lucent Technologies, Inc.                         6,600          455,813
<F1> Microsoft Corporation                             8,600          946,538
     -------------------------------------------------------------------------
     TOTAL                                                          5,069,007
     -------------------------------------------------------------------------

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TRANSPORTATION (3.3%)
<F1> AMR Corporation                                   3,800         $210,660
<F1> FDX Corporation                                   5,600          252,700
<F1> Midwest Express Holdings, Inc.                   12,750          427,126
     Southwest Airlines Co.                           19,800          396,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,286,486
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            32,177,147
     =========================================================================

     MONEY MARKET INVESTMENTS (17.7%)
     FEDERAL GOVERNMENT AND AGENCIES (0.8%)
     Federal Home Loan Mortgage
        Corporation, 5.44%, 10/9/98                  100,000          $99,879
<F2> Federal Home Loan Mortgage
        Corporation, 5.45%, 10/9/98                  200,000          199,758
     -------------------------------------------------------------------------
     TOTAL                                                            299,637
     -------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (13.9%)
     Associates Corp. of N.A.,
        5.70%, 10/1/98                               600,000          600,000
     Chrysler Financial
        Corporation, 5.25%, 11/4/98                1,200,000        1,194,050
<F2> General Electric Capital
        Corporation, 5.36%, 10/21/98               1,200,000        1,196,427
<F2> Household Finance,
        5.51%, 10/15/98                            1,200,000        1,197,429
<F2> Variable Funding Capital Corp.,
        5.54%, 10/7/98                             1,200,000        1,198,892
     -------------------------------------------------------------------------
     TOTAL                                                          5,386,798
     -------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (3.0%)
<F2> Sears Roebuck Acceptance Corp.,
        5.53%, 10/21/98                            1,200,000        1,196,313
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 6,882,748
     =========================================================================
     TOTAL INVESTMENTS (100.4%)
        (COST $33,522,954)<F3>                                     39,059,895
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-0.4%)                         (158,312)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $38,901,583
     =========================================================================


                                                             SEPTEMBER 30, 1998

GROWTH STOCK FUND

<F1> Non-Income Producing

<F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of September 30, 1998 is summarized below:

                                   Number of      Expiration     Unrealized
     Issuer                        Contracts         Date       Appreciation
     ------------------------------------------------------------------------
     S&P 500(R) STOCK INDEX
        (Total market value at
           9/30/98, $4,104,000)        16           12/98         $108,600

<F3> At September 30, 1998, the aggregate cost of securities for federal tax purposes was $33,522,954 and the net unrealized appreciation of investments based on that cost was $5,536,941 which is comprised of $6,901,595 aggregate gross unrealized appreciation and $1,364,654 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                      M A S O N   S T R E E T   F U N D S

GROWTH AND INCOME STOCK FUND

-----------------------------
GROWTH AND INCOME STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index").

NET ASSETS:  $38,846,628
--------------------------------------------------------------------------------

The Growth and Income Stock Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500(R) Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

Like virtually all equity funds, the Growth and Income Stock Fund has shown a negative total return over the last six months, as increasing concerns about the international financial situation have driven markets down. The segment of the equity market that is the focus of this Fund - value-oriented stocks, rather than those expected to have the highest growth rates - has been especially weak, as nervous investors have flocked to industry-leading companies that are perceived to have the highest quality.

Among the weakest sectors were major banks and global manufacturing companies, which are especially sensitive to financial and economic problems in Asia and other emerging markets. Domestic utility and telephone companies have been among the stronger segments because their income streams are relatively stable. Within the Fund, the best performing stocks over the last six months have included Anheuser-Busch and Philip Morris, both consumer-oriented companies whose products have relatively stable demand. Other good performers were Warner-Lambert, which benefited from the success of several new drugs, and the Federal National Mortgage Association, which has no international exposure and benefits from activity in the domestic mortgage market.

The Growth and Income Stock Fund is managed for Northwestern Mutual Investment Services, LLC by J.P. Morgan Investment Management, Inc.

SECTOR ALLOCATION
9/30/98
----------------------------------------------
Finance                                   17%
Technology                                14%
Basic Materials/Capital Goods             13%
Consumer Staples                          13%
Healthcare                                10%
Communications Services                    9%
Consumer Cyclicals                         9%
Energy                                     8%
Other Industries                           6%
Other Assets                               1%


TOP 10 HOLDINGS
9/30/98

Company                          % Net Assets
----------------------------------------------
MCI WorldCom, Inc.                       3.3%
SBC Communications, Inc.                 3.2%
Monsanto Company                         3.1%
Philip Morris Companies, Inc.            3.0%
Merck & Co., Inc.                        3.0%
EMC Corporation                          2.9%
Union Pacific Corporation                2.8%
Atlantic Richfield Company               2.8%
BankAmerica Corporation                  2.7%
Sun Microsystems, Inc.                   2.6%


                                                             SEPTEMBER 30, 1998

GROWTH AND INCOME STOCK FUND

PERFORMANCE RELATIVE TO S&P 500(R) INDEX


                                                     3/31/97   9/30/97   3/31/98   9/30/98
------------------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND CLASS A                   9,524    12,152    13,514    12,167
GROWTH AND INCOME STOCK FUND CLASS B                  10,000    12,720    14,096    12,649
GROWTH AND INCOME STOCK FUND CLASS B REDEMPTION VALUE                               12,249
S&P 500 (R) INDEX                                     10,000    12,618    14,787    13,747



TOTAL RETURN                                             Average
                                                          Annual
                                                One       Since
For the periods ended September 30, 1998        Year  Inception<F1>
--------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)       0.12%      17.72%
--------------------------------------------------------------------
S&P 500(R) Index                               8.95%      23.61%
--------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.


     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (98.5%)
     BASIC MATERIALS (5.7%)
     Allegheny Teledyne, Inc.                         10,400         $185,250
     Monsanto Company                                 21,300        1,200,788
     Rohm and Haas Company                            20,400          567,375
<F1> Stone Container Corporation                      31,800          274,275
     -------------------------------------------------------------------------
     TOTAL                                                          2,227,688
     -------------------------------------------------------------------------

     CAPITAL GOODS (7.7%)
     AlliedSignal, Inc.                               20,400          721,650
<F1> Coltec Industries, Inc.                          23,200          350,900
     Cooper Industries, Inc.                           9,300          378,975
     General Electric Company                          3,100          246,644
     Johnson Controls Inc.                             3,500          162,750
     Republic Services                                 8,900          173,550
     Waste Management, Inc.                           19,605          942,265
     -------------------------------------------------------------------------
     TOTAL                                                          2,976,734
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (8.5%)
     Frontier Corporation                              5,200          142,350
     GTE Corporation                                  11,900          654,500
     MCI WorldCom, Inc.                               25,970        1,269,272
     SBC Communications, Inc.                         28,200        1,253,138
     -------------------------------------------------------------------------
     TOTAL                                                          3,319,260
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (8.6%)
     Cendant Corporation                              20,900          242,963
<F1> Circuit City Stores, Inc.                         9,500          316,469
     Dayton Hudson Corporation                         9,100          325,325
     International Game Technology                    14,000          259,875
<F1> Kmart Corporation                                 2,100           25,069
     Mattel, Inc.                                     16,400          459,200
<F1> Mirage Resorts, Incorporated                     29,900          500,825
     Service Corporation International                16,100          513,188
     The Gap, Inc.                                     3,000          158,250
     The TJX Companies, Inc.                          13,200          235,125
     Wal-Mart Stores, Inc.                             5,900          322,288
     -------------------------------------------------------------------------
     TOTAL                                                          3,358,577
     -------------------------------------------------------------------------

     CONSUMER STAPLES (13.3%)
     American Stores Company                          16,100          518,219
     Anheuser-Busch Companies, Inc.                   13,300          718,200
     Campbell Soup Company                             7,800          391,463
     Comcast Corporation                               6,600          309,788
     PepsiCo, Inc.                                    31,800          936,113
     Philip Morris Companies, Inc.                    25,400        1,169,988
     Procter & Gamble Company                         10,300          730,656
     Ralston Purina Group                              7,300          213,525
     The Seagram Company Ltd.                          5,300          152,044
     -------------------------------------------------------------------------
     TOTAL                                                          5,139,996
     -------------------------------------------------------------------------


                    M A S O N   S T R E E T   F U N D S

GROWTH AND INCOME STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     ENERGY (8.1%)
     Amoco Company                                    13,000         $700,375
     Atlantic Richfield Company                       15,100        1,071,156
     British Petroleum Company PLC                        63            5,497
<F1> Input/Output, Inc.                               55,300          438,944
     Occidental Petroleum Corporation                    500           10,750
     Phillips Petroleum Company                        9,000          406,125
     Tosco Corporation                                23,000          494,500
     -------------------------------------------------------------------------
     TOTAL                                                          3,127,347
     -------------------------------------------------------------------------

     FINANCE (16.9%)
     Astoria Financial Corporation                     3,500          147,438
     BankAmerica Corporation                          17,200        1,034,150
     Bankers Trust New York Corporation                2,900          171,100
     Citicorp                                          5,700          529,744
     Fannie Mae                                       12,300          790,275
     First Union Corporation                           4,896          250,614
     KeyCorp                                          11,000          317,625
     Long Island Bancorp, Inc.                         2,700          129,938
     Marsh & McLennan Companies, Inc.                  6,800          338,300
     MBIA, Inc.                                        8,800          472,450
     Norwest Corporation                                 100            3,581
     Starwood Hotels & Resorts                        27,279          832,010
     UNUM Corporation                                 12,300          611,156
     Washington Mutual, Inc.                          19,500          658,125
     Wells Fargo & Company                               800          284,000
     -------------------------------------------------------------------------
     TOTAL                                                          6,570,506
     -------------------------------------------------------------------------

     HEALTHCARE (10.2%)
     Bristol-Myers Squibb Company                      4,700          488,213
<F1> Forest Laboratories                               5,100          175,313
<F1> Genzyme                                          10,700          386,538
<F1> Humana, Inc.                                     31,300          512,538
     Merck & Co., Inc.                                 8,900        1,153,106
     Pfizer, Inc.                                        200           21,188
     U.S. Surgical Corporation                        21,600          900,450
     Warner-Lambert Company                            4,200          317,100
     -------------------------------------------------------------------------
     TOTAL                                                          3,954,446
     -------------------------------------------------------------------------

     TECHNOLOGY (13.6%)
     AutoDesk, Inc.                                    3,100           81,375
<F1> Cisco Systems, Inc.                               9,725          601,127
<F1> EMC Corporation                                  19,400        1,109,438
     Intel Corporation                                 7,000          600,250
     International Business
        Machines Corporation                           7,000          896,000
<F1> Microsoft Corporation                             4,300          473,269
<F1> Quantum Corporation                              10,900          173,038


                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Sun Microsystems, Inc.                           20,200       $1,006,213
     Texas Instruments, Incorporated                   6,400          337,600
     -------------------------------------------------------------------------
     TOTAL                                                          5,278,310
     -------------------------------------------------------------------------

     TRANSPORTATION (2.8%)
     Union Pacific Corporation                        25,700        1,095,463
     -------------------------------------------------------------------------

     UTILITIES (3.1%)
     KN Energy                                         4,300          220,375
     Northern States Power Company                     9,800          275,013
     PP & L Resources, Inc.                           20,600          533,025
     Wisconsin Energy Corporation                      6,100          192,531
     -------------------------------------------------------------------------
     TOTAL                                                          1,220,944
     -------------------------------------------------------------------------
     TOTAL COMMON STOCKS                                           38,269,271
     =========================================================================

     MONEY MARKET INVESTMENTS (2.1%)
     PERSONAL CREDIT INSTITUTIONS (2.1%)
     Associates Corp. of N.A.                        800,000         $800,000
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                   800,000
     =========================================================================
     TOTAL INVESTMENTS (100.6%)
        (COST $42,449,295)<F2>                                     39,069,271
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-0.6%)                         (222,643)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $38,846,628
     =========================================================================

<F1> Non-Income Producing

<F2> At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $42,449,295 and the net unrealized depreciation of investments based on that cost was $3,380,024 which is comprised of $1,955,150 aggregate gross unrealized appreciation and $5,335,174 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                                                          SEPTEMBER 30, 1998

INDEX 500 STOCK FUND

--------------------
INDEX 500 STOCK FUND
--------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index. Because the S&P 500(R) Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

 FOCUS: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

 NET ASSETS:  $55,303,536
--------------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. The Fund continues to achieve the objective of matching the results of the S&P 500(R) before expenses.

SECTOR ALLOCATION
9/30/98
---------------------------------------------
Technology                                16%
Finance                                   15%
Consumer Staples                          14%
Healthcare                                13%
Basic Materials/Capital Goods             12%
Other                                     12%
Consumer Cyclicals                         8%
Energy                                     7%
S&P 500(R) Index Futures                   2%
Other Assets                               1%


TOP 10 HOLDINGS
9/30/98

Company                          % Net Assets
---------------------------------------------
Microsoft Corporation                    3.3%
General Electric Company                 3.1%
Exxon Corporation                        2.1%
Merck & Co., Inc.                        1.9%
Intel Corporation                        1.8%
The Coca-Cola Company                    1.7%
Pfizer, Inc.                             1.7%
Wal-Mart Stores, Inc.                    1.5%
International Business
   Machines Corporation                  1.5%
Philip Morris Companies, Inc.            1.3%


PERFORMANCE RELATIVE TO S&P 500(R) INDEX


                                                 3/31/97   9/30/97   3/31/98   9/30/98
--------------------------------------------------------------------------------------
INDEX 500 STOCK FUND CLASS A                       9,524    11,952    13,938    12,933
INDEX 500 STOCK FUND CLASS B                      10,000    12,510    14,544    13,450
INDEX 500 STOCK FUND CLASS B REDEMPTION VALUE                                   13,050
S&P 500(R) INDEX                                  10,000    12,618    14,787    13,747


TOTAL RETURN                                                 Average
                                                              Annual
                                                One           Since
For the periods ended September 30, 1998        Year      Inception<F1>
-----------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)       8.21%          22.61%
-----------------------------------------------------------------------
S&P 500(R) Index                               8.95%          23.61%
-----------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.


                      M A S O N   S T R E E T   F U N D S

INDEX 500 STOCK FUND

     SCHEDULE OF INVESTMENTS

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (97.7%)
     BASIC MATERIALS (3.7%)
     Air Products & Chemicals, Inc.                    1,600          $47,600
     Alcan Aluminum Limited                            1,500           35,156
     Allegheny Teledyne, Inc.                          1,300           23,156
     Aluminum Co. of America                           1,200           85,200
     Archer Daniels Midland Company                    3,991           66,849
<F1> Armco, Inc.                                         600            3,000
     ASARCO, Inc.                                        300            5,738
     Barrick Gold Corporation                          2,500           50,000
     Battle Mountain Gold Company                      1,400            8,488
     Bemis Company, Inc.                                 400           14,025
<F1> Bethlehem Steel Corporation                         800            6,600
     B. F. Goodrich Company                              500           16,344
     Boise Cascade Corporation                           400           10,125
     Champion International                              600           18,788
     Cyprus Amax Minerals Co.                            600            7,950
     Dow Chemical Company                              1,500          128,156
     E.I. du Pont de Nemours & Company                 7,500          420,938
     Eastman Chemical Company                            500           25,219
     Ecolab, Inc.                                        900           25,594
     Engelhard Corp.                                   1,000           17,688
<F1> FMC Corporation                                     200           10,313
     Freeport-McMoRan Copper & Gold, Inc.              1,200           14,250
     Georgia-Pacific Group                               600           27,375
     Great Lakes Chemical                                400           15,550
     Hercules, Inc.                                      600           18,038
     Homestake Mining Company                          1,400           16,975
     Inco Limited                                      1,100           11,275
     International Flavors & Fragrances, Inc.            700           23,100
     International Paper Company                       2,000           93,250
     Louisiana Pacific Corporation                       700           14,263
     Mead Corp.                                          700           20,606
     Monsanto Company                                  4,000          225,500
     Morton International, Inc.                          900           19,688
     Nalco Chemical Company                              400           11,800
     Newmont Mining Corporation                        1,058           25,657
     Nucor Corp.                                         600           24,375
     Phelps Dodge Corporation                            400           20,875
     Pioneer Hi-Bred International                     1,600           42,000
     Placer Dome, Inc.                                 1,700           23,481
     Potlatch Corporation                                200            6,813
     PPG Industries, Inc.                              1,200           65,475
     Praxair                                           1,000           32,688
     Reynolds Metals Company                             500           25,406
     Rohm and Haas Company                             1,200           33,375
     Sigma-Aldrich Corp.                                 700           20,213
<F1> Stone Container Corporation                         600            5,175

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     BASIC MATERIALS (CONTINUED)
     Temple-Inland, Inc.                                 400          $19,150
     Union Camp Corporation                              500           19,688
     Union Carbide Corporation                           900           38,813
     USX - U.S. Steel Group, Inc.                        600           14,325
     W.R. Grace & Co.                                    500            6,219
     Westvaco Corporation                                700           16,800
     Weyerhaeuser Company                              1,300           54,844
     Willamette Industries Inc.                          700           20,081
     Worthington Industries                              600            7,500
     -------------------------------------------------------------------------
     TOTAL                                                          2,061,550
     -------------------------------------------------------------------------

     CAPITAL GOODS (7.9%)
     Aeroquip-Vickers, Inc.                              200            5,750
     AlliedSignal, Inc.                                3,800          134,425
     AMP, Inc.                                         1,500           53,625
     Avery Dennison Corporation                          800           34,950
     Ball Corporation                                    200            7,050
     Boeing Company                                    6,670          228,864
     Briggs & Stratton Corporation                       200            8,225
     Browning-Ferris Industries, Inc.                  1,200           36,300
     Case Corporation                                    500           10,875
     Caterpillar, Inc.                                 2,400          106,950
     Cincinnati Milacron, Inc.                           300            4,631
     Cooper Industries, Inc.                             800           32,600
     Corning, Inc.                                     1,500           44,156
     Crane Co.                                           450           10,575
     Crown Cork & Seal Company, Inc.                     800           21,400
     Cummins Engine Company, Inc.                        300            8,925
     Deere & Company                                   1,600           48,400
     Dover Corporation                                 1,500           46,313
     Eaton Corporation                                   500           31,344
     Emerson Electric Co.                              2,900          180,525
     Fluor Corporation                                   500           20,531
     Foster Wheeler Corporation                          200            2,750
     General Dynamics Corporation                        800           40,150
     General Electric Company                         21,700        1,726,506
     General Signal Corporation                          300           10,181
     Harnischfeger Industries, Inc.                      300            3,375
     Honeywell, Inc.                                     800           51,250
     Illinois Tool Works, Inc.                         1,700           92,650
     Ingersoll-Rand Company                            1,050           39,834
     Johnson Controls, Inc.                              600           27,900
     Lockheed Martin Corporation                       1,300          131,056
     McDermott International, Inc.                       400           10,775
     Millipore Corp.                                     300            5,719
     Minnesota Mining & Manufacturing Co.              2,700          198,956
     Moore Corporation Ltd.                              503            5,313


                                                             SEPTEMBER 30, 1998

INDEX 500 STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
     NACCO Industries, Inc.                              100          $10,000
     National Service Industries, Inc.                   300            9,563
<F1> Navistar International Corp.                        500           11,313
     Northrop Grumman Corporation                        400           29,200
<F1> Owens-Illinois, Inc.                              1,000           25,000
     PACCAR, Inc.                                        500           20,594
     Pall Corporation                                    800           17,750
     Parker-Hannifin Corporation                         750           22,266
     Pitney Bowes, Inc.                                1,800           94,613
     Raychem Corp.                                       600           14,625
     Rockwell International Corporation                1,300           46,963
<F1> Sealed Air Corporation                              514           16,384
     Tenneco, Inc.                                     1,100           36,163
     Textron, Inc.                                     1,100           66,688
<F1> Thermo Electron Corporation                       1,000           15,063
     Thomas & Betts Corporation                          400           15,225
     Timken Company                                      400            6,050
     Tyco International Ltd.                           3,900          215,475
     United Technologies Corp.                         1,500          114,656
     Waste Management, Inc.                            3,757          180,571
     -------------------------------------------------------------------------
     TOTAL                                                          4,390,991
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (7.7%)
<F1> Airtouch Communications, Inc.                     3,800          216,600
     ALLTEL Corporation                                1,800           85,275
     Ameritech Corporation                             7,300          345,838
     AT&T Corp.                                       12,000          701,250
     Bell Atlantic Corporation                        10,270          497,453
     BellSouth Corporation                             6,600          496,650
     Frontier Corporation                              1,100           30,113
     GTE Corporation                                   6,400          352,000
     MCI WorldCom, Inc.                               11,748          574,221
<F1> Nextel Communications, Inc.                       1,800           36,338
     SBC Communications, Inc.                         12,232          543,560
     Sprint Corporation                                2,900          208,800
     US WEST, Inc.                                     3,381          177,291
     -------------------------------------------------------------------------
     TOTAL                                                          4,265,389
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (8.4%)
     American Greetings Corp.                            500           19,781
     Armstrong World Industries, Inc.                    300           16,050
<F1> AutoZone, Inc.                                    1,000           24,625
     Black & Decker Corporation                          600           24,975
     Brunswick Corporation                               600            7,763
<F1> Cendant Corporation                               5,622           65,356
     Centex Corporation                                  400           13,800
     Chrysler Corporation                              4,300          205,863
     Circuit City Stores, Inc.                           700           23,319

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
<F1> Consolidated Stores Corporation                     700          $13,738
     Cooper Tire & Rubber Company                        500            9,000
<F1> Costco Companies, Inc.                            1,400           66,325
     Dana Corporation                                  1,078           40,223
     Dayton Hudson Corporation                         2,900          103,675
     Dillard's, Inc.                                     700           19,819
     Dollar General Corp.                              1,250           33,281
     Dow Jones & Company, Inc.                           600           27,900
     Dun & Bradstreet Corporation                      1,100           29,700
<F1> Federated Department Stores, Inc.                 1,400           50,925
     Fleetwood Enterprises, Inc.                         300            9,056
     Ford Motor Company                                8,100          380,194
<F1> Fruit of the Loom, Inc.                             500            7,531
     Gannet Company, Inc.                              1,900          101,769
     General Motors Corp.                              4,400          240,625
     Genuine Parts Company                             1,150           34,572
     Goodyear Tire & Rubber Company                    1,000           51,375
     Harcourt General                                    500           24,188
<F1> Harrahs Entertainment                               700            9,319
     Hasbro, Inc.                                        900           26,550
     Hilton Hotels Corporation                         1,600           27,300
     Home Depot, Inc.                                  9,800          387,100
     H & R Block, Inc.                                   700           28,963
     IMS Health, Inc.                                  1,100           68,131
     Interpublic Group of Cos., Inc.                     900           48,544
     ITT Industries, Inc.                                800           27,100
     J.C. Penney Company, Inc.                         1,700           76,394
     Jostens, Inc.                                       200            4,150
     Kaufman & Broad Home Corp.                          300            7,031
<F1> Kmart Corporation                                 3,200           38,200
     Knight-Ridder, Inc.                                 500           22,250
     Kohl's Corporation                                1,000           39,000
     Laidlaw Transportation Limited                    2,200           20,763
     Liz Claiborne, Inc.                                 400           10,475
     Lowe's Companies, Inc.                            2,300           73,169
     Marriott International                            1,700           40,588
     Masco Corporation                                 2,300           56,638
     Mattel, Inc.                                      2,000           56,000
     May Department Stores Company                     1,500           77,250
     Maytag Corporation                                  600           28,650
<F1> McGraw-Hill Companies Inc.                          700           55,475
     Meredith Corporation                                400           12,800
     Meyer Fred, Inc.                                  1,000           38,875
<F1> Mirage Resorts, Inc.                              1,200           20,100
     Nike, Inc.                                        1,900           69,944
     Nordstrom, Inc.                                   1,000           24,750
     Omnicom Group                                     1,100           49,500
     Owens Corning                                       400           13,025


                      M A S O N   S T R E E T   F U N D S

INDEX 500 STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     Pep Boys - Manny, Moe & Jack                        400           $5,350
     Pulte Corporation                                   300            7,369
<F1> Reebok International Ltd.                           400            5,425
     Russell Corp.                                       200            5,250
     Sears, Roebuck and Co.                            2,600          114,888
     Service Corporation International                 1,700           54,188
     Sherwin-Williams Company                          1,200           25,950
     Snap-On, Inc.                                       400           12,325
     Springs Industries, Inc.                            100            3,475
     Tandy Corporation                                   700           37,450
     The Gap, Inc.                                     2,650          139,788
     The Limited, Inc.                                 1,500           32,906
     The New York Times Company                        1,300           35,750
     The Stanley Works                                   600           17,850
     Times Mirror Company                                600           31,875
     TJX Companies, Inc.                               2,100           37,406
<F1> Toys R Us                                         1,900           30,756
     Tribune Company                                     800           40,250
     TRW, Inc.                                           800           35,500
<F1> Venator Group, Inc.                                 800            6,950
     VF Corporation                                      800           29,700
     Wal-Mart Stores, Inc.                            14,900          813,913
     Whirlpool Corporation                               500           23,500
     -------------------------------------------------------------------------
     TOTAL                                                          4,651,276
     -------------------------------------------------------------------------

     CONSUMER STAPLES (14.0%)
     Adolph Coors Co.                                    200            9,188
     Alberto-Culver Company                              400            9,350
     Albertson's, Inc.                                 1,600           86,600
     American Stores Co.                               1,800           57,938
     Anheuser-Busch Companies, Inc.                    3,200          172,800
     Avon Products, Inc.                               1,800           50,513
     BESTFOODS                                         1,900           92,031
     Brown-Forman Corp.                                  500           30,000
     Campbell Soup Company                             3,000          150,563
     Cardinal Health, Inc.                               900           92,925
     CBS Corporation                                   4,800          116,400
<F1> Clear Channel Communications, Inc.                1,600           76,000
     Clorox Company                                      700           57,750
     Colgate-Palmolive Co.                             2,000          137,000
     Comcast Corp.                                     2,500          117,344
     Conagra, Inc.                                     3,200           86,200
     CVS Corporation                                   2,600          113,913
     Darden Restaurant, Inc.                             900           14,400
     Deluxe Corp.                                        500           14,219
     Fort James Corporation                            1,500           49,219
     Fortune Brands, Inc.                              1,100           32,588
     General Mills, Inc.                               1,100           77,000

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Giant Food, Inc.                                    300          $12,956
     Great Atlantic & Pacific Tea Co., Inc.              300            7,275
     Hershey Foods Corporation                         1,000           68,438
     H.J. Heinz Company                                2,400          122,700
     Kellogg Company                                   2,700           88,931
     Kimberly-Clark Corporation                        3,700          149,850
<F1> King World Productions, Inc.                        500           13,063
     Longs Drug Stores Corp.                             300           12,056
     McDonald's Corporation                            4,600          274,563
<F1> MediaOne Group, Inc.                              4,000          177,750
     Newell Co.                                        1,100           50,669
     PepsiCo, Inc.                                     9,900          291,431
     Philip Morris Companies, Inc.                    16,100          741,606
     Procter & Gamble Company                          8,900          631,344
     Ralston Purina Group                              2,100           61,425
     Rite Aid Corporation                              1,700           60,350
     RJR Nabisco Holdings, Inc.                        2,200           55,413
     R.R. Donnelley & Sons Company                       900           31,669
     Rubbermaid, Inc.                                  1,000           23,938
     Sara Lee Corporation                              3,100          167,400
     Supervalue Inc.                                     800           18,650
     Sysco Corporation                                 2,200           51,838
<F1> Tele Communications, Inc.                         3,409          133,377
     The Coca-Cola Company                            16,400          945,050
     The Gillette Company                              7,500          286,875
<F1> The Kroger Company                                1,700           85,000
     The Quaker Oats Company                             900           53,100
     The Seagram Company Ltd.                          2,300           65,981
     Time Warner, Inc.                                 3,900          341,494
<F1> Tricon Global Restaurants, Inc.                   1,030           40,170
     Tupperware                                          400            4,700
     Unilever NV                                       4,300          263,375
     UST, Inc.                                         1,200           35,475
<F1> Viacom, Inc.                                      2,400          139,200
     Walgreen Co.                                      3,300          145,406
     Walt Disney Company                              13,600          344,250
     Wendy's International, Inc.                         900           19,969
     Winn-Dixie Stores, Inc.                           1,000           37,188
     Wm. Wrigley Jr. Company                             800           60,750
     -------------------------------------------------------------------------
     TOTAL                                                          7,758,616
     -------------------------------------------------------------------------

     ENERGY (7.4%)
     Amerada Hess Corporation                            600           34,613
     Amoco Company                                     6,400          344,800
     Anadarko Petroleum Corporation                      800           31,450
     Apache Corporation                                  700           18,769
     Ashland, Inc.                                       500           23,125
     Atlantic Richfield Company                        2,100          148,969


                                                           SEPTEMBER 30, 1998

INDEX 500 STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     ENERGY (CONTINUED)
     Baker Hughes, Inc.                                2,110          $44,178
     Burlington Resource, Inc.                         1,205           45,037
     Chevron Corp.                                     4,300          361,469
     Exxon Corporation                                16,300        1,144,056
     Halliburton Company                               2,900           82,831
     Helmerich & Payne, Inc.                             300            6,300
     Kerr-McGee Corporation                              300           13,650
     Mobil Corporation                                 5,200          394,875
     Occidental Petroleum Corporation                  2,400           51,600
<F1> ORYX Energy Company                                 700            9,056
     Pennzoil Company                                    300           10,519
     Phillips Petroleum Company                        1,700           76,713
<F1> Rowan Companies, Inc.                               600            6,713
     Royal Dutch Petroleum Co., ADR                   14,300          681,038
     Schlumberger Limited                              3,600          181,125
     Sun Company, Inc.                                   600           19,200
     Texaco, Inc.                                      3,600          225,675
     Union Pacific Resource Group                      1,700           20,931
     Unocal Corp.                                      1,600           58,000
     USX-Marathon Group                                1,900           67,331
     -------------------------------------------------------------------------
     TOTAL                                                          4,102,023
     -------------------------------------------------------------------------

     FINANCE (15.5%)
     Aetna, Inc.                                       1,000           69,500
     Allstate Corporation                              5,600          233,450
     American Express Company                          3,100          240,638
     American General Corporation                      1,710          109,226
     American International Group, Inc.                6,975          537,075
     Aon Corporation                                   1,150           74,175
     Associates First Capital Corporation              2,272          148,248
     Banc One Corporation                              4,680          199,485
     BankAmerica Corporation                           4,500          270,563
     BankBoston Corporation                            2,000           66,000
     Bankers Trust New York Corporation                  700           41,300
     BB&T Corporation                                  1,900           56,881
     Bear Stearns Cos., Inc.                             800           24,750
     Capital One                                         400           41,400
     Charles Schwab Corporation                        1,800           70,875
     Chase Manhattan Corporation                       5,700          246,525
     CIGNA Corporation                                 1,400           92,575
     Cincinnati Financial Corporation                  1,100           33,825
     Citicorp                                          3,000          278,813
     Comerica, Inc.                                    1,050           57,553
     Conseco, Inc.                                     2,033           62,134
     Countrywide Credit Industries, Inc.                 700           29,138
     Fannie Mae                                        6,900          443,325
     Federal Home Loan Mortgage Corp.                  4,500          222,469
     Fifth Third Bancorp                               1,725           99,188

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     FINANCE (CONTINUED)
     First Chicago NBD Corporation                     1,900         $130,150
     First Union Corporation                           6,420          328,624
     Fleet Financial Group, Inc.                       1,900          139,531
     Franklin Resources, Inc.                          1,700           51,000
     General Re Corporation                              500          101,500
     Golden West Financial Corporation                   400           32,725
     Hartford Financial Services Group, Inc.           1,600           75,900
     H.F. Ahmanson & Company                             700           38,850
     Household International, Inc.                     3,219          120,713
     Huntington Bancshares, Inc.                       1,420           35,678
     Jefferson-Pilot Corp.                               700           42,350
     J.P. Morgan & Company, Inc.                       1,200          101,550
     KeyCorp                                           2,900           83,738
     Lehman Bros. Holdings, Inc.                         800           22,600
     Lincoln National Corporation                        700           57,575
     Loews Corp.                                         800           67,500
     Marsh & McLennan Companies, Inc.                  1,700           84,575
     MBIA, Inc.                                          600           32,213
     MBNA Corp.                                        3,300           94,463
     Mellon Bank Corporation                           1,700           93,606
     Mercantile Bancorp                                1,000           48,375
     Merrill Lynch & Co.                               2,300          108,963
     MGIC Investment Corp.                               800           29,500
     Morgan Stanley Dean Witter & Co.                  3,955          170,313
     National City Corp.                               2,200          145,063
     NationsBank Corp.                                 6,387          341,705
     Northern Trust Corp.                                700           47,775
     Norwest Corporation                               5,000          179,063
     PNC Bank Corp.                                    2,000           90,000
     Progressive Corporation                             500           56,375
     Provident Cos., Inc.                                900           30,375
     Providian Financial Corporation                     600           50,888
     Regions Financial Corp.                           1,400           50,750
     Republic New York Corporation                       700           27,650
     SAFECO, Inc.                                        900           37,519
     Slm Holding Corp.                                 1,100           35,681
     State Street Corporation                          1,100           60,019
     St. Paul Companies, Inc.                          1,582           51,415
     Summit Bancorp                                    1,200           45,000
     SunAmerica, Inc.                                  1,300           79,300
     Suntrust Banks, Inc.                              1,400           86,800
     Synovus Financial Corp.                           1,750           34,563
     The Bank of New York Company, Inc.                5,000          136,875
     The Chubb Corporation                             1,100           69,300
     Torchmark Corporation                               900           32,344
     Transamerica Corporation                            400           42,400
     Travelers Group, Inc.                             7,597          284,888
     UNUM Corporation                                    900           44,719


                      M A S O N   S T R E E T   F U N D S

INDEX 500 STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     FINANCE (CONTINUED)
     U.S. Bancorp                                      4,959         $176,354
     Wachovia Corporation                              1,400          119,350
     Washington Mutual, Inc.                           2,610           88,088
     Wells Fargo & Company                               600          213,000
     -------------------------------------------------------------------------
     TOTAL                                                          8,498,362
     -------------------------------------------------------------------------

     HEALTHCARE (12.5%)
     Abbott Laboratories, Inc.                        10,300          447,406
     Allergan, Inc.                                      400           23,350
<F1> Alza Corporation                                    600           26,025
     American Home Products Corporation                8,700          455,663
<F1> Amgen, Inc.                                       1,700          128,456
     Bausch & Lomb, Inc.                                 400           15,750
     Baxter International, Inc.                        1,900          113,050
     Becton, Dickinson & Company                       1,600           65,800
     Biomet, Inc.                                        700           24,281
<F1> Boston Scientific Corp.                           1,300           66,788
     Bristol-Myers Squibb Company                      6,600          685,575
     Columbia/HCA
        Healthcare Corporation                         4,300           86,269
     C.R. Bard, Inc.                                     400           14,750
     Eli Lilly and Company                             7,400          579,513
     Guidant Corporation                               1,000           74,250
     HCR Manor Care Inc.                                 400           11,725
<F1> HEALTHSOUTH Corporation                           2,800           29,575
<F1> Humana, Inc.                                      1,100           18,013
     Johnson & Johnson                                 8,900          696,425
     Mallinckrodt, Inc.                                  500           10,156
     Medtronic, Inc.                                   3,100          179,413
     Merck & Co., Inc.                                 7,900        1,023,544
     Pfizer, Inc.                                      8,700          921,656
     Pharmacia & Upjohn, Inc.                          3,400          170,638
     Schering-Plough Corporation                       4,900          507,456
<F1> St. Jude Medical, Inc.                              600           13,875
<F1> Tenet Healthcare Corp.                            2,000           57,500
<F1> United Healthcare Corp.                           1,300           45,500
     U.S. Surgical Corporation                           500           20,844
     Warner-Lambert Company                            5,400          407,700
     -------------------------------------------------------------------------
     TOTAL                                                          6,920,946
     -------------------------------------------------------------------------

     TECHNOLOGY (16.1%)
<F1> 3COM Corporation                                  2,400           72,150
     Adobe Systems, Inc.                                 400           13,875
<F1> Advanced Micro Devices, Inc.                        900           16,706
     Alcatel                                             571            9,699
<F1> Andrew Corporation                                  600            7,950
<F1> Apple Computer, Inc.                                900           34,313
<F1> Applied Materials, Inc.                           2,400           60,600
<F1> Ascend Communications, Inc.                       1,300           59,150
     Autodesk, Inc.                                      300            7,875

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     Automatic Data Processing, Inc.                   2,000         $149,500
<F1> Cabletron Systems, Inc.                           1,100           12,375
<F1> Ceridian Corp.                                      500           28,688
<F1> Cisco Systems, Inc.                              10,150          627,397
     Compaq Computer Corporation                      10,985          347,401
     Computer Associates International, Inc.           3,600          133,200
<F1> Computer Sciences Corp.                           1,000           54,500
<F1> Data General Corporation                            300            3,263
<F1> Dell Computer Corp.                               8,600          565,450
     Eastman Kodak Company                             2,100          162,356
     EG&G, Inc.                                          300            6,788
     Electronic Data Systems                           3,300          109,519
<F1> EMC Corporation                                   3,300          188,719
     Equifax, Inc.                                     1,000           35,688
     First Data Corporation                            3,000           70,500
<F1> Gateway 2000, Inc.                                1,000           52,125
<F1> General Instrument Corporation                    1,000           21,625
     Harris Corporation                                  500           16,000
     HBO & Company                                     2,900           83,738
     Hewlett-Packard Company                           6,900          365,269
     Ikon Office Solutions                               800            5,750
     Intel Corporation                                11,300          968,975
     International Business
        Machines Corporation                           6,300          806,400
<F1> KLA-Tencor Corporation                              600           14,925
<F1> LSI Logic Corp.                                     900           11,363
     Lucent Technologies, Inc.                         8,700          600,844
<F1> Micron Technology                                 1,400           42,613
<F1> Microsoft Corporation                            16,400        1,804,972
     Motorola, Inc.                                    4,000          170,750
<F1> National Semiconductor Corporation                1,000            9,688
     Northern Telecom Limited                          4,380          140,160
<F1> Novell, Inc.                                      2,300           28,175
<F1> Oracle Corporation                                6,450          187,856
<F1> Parametric Technology Company                     1,800           18,113
     Perkin-Elmer Corporation                            300           20,606
     Polaroid Corporation                                300            7,369
     Raytheon Company Class B                          2,300          124,056
     Scientific-Atlanta, Inc.                            500           10,563
<F1> Seagate Technology Inc.                           1,600           40,100
     Shared Medical Systems Corp.                        200           10,638
<F1> Silicon Graphics                                  1,300           12,188
     Sun Microsystems, Inc.                            2,500          124,531
     Tektronix, Inc.                                     300            4,650
<F1> Tellabs, Inc.                                     1,300           51,756
     Texas Instruments, Inc.                           2,600          137,150
<F1> Unisys Corporation                                1,700           38,675
     W.W. Grainger, Inc.                                 600           25,275
     Xerox Corporation                                 2,200          186,450
     -------------------------------------------------------------------------
     TOTAL                                                          8,921,010
     -------------------------------------------------------------------------


                                                           SEPTEMBER 30, 1998

INDEX 500 STOCK FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TRANSPORTATION (1.0%)
<F1> AMR Corporation                                   1,200          $66,525
     Burlington Northern Santa Fe                      3,100           99,200
     CSX Corporation                                   1,500           63,094
     Delta Air Lines, Inc.                               500           48,625
<F1> FDX Corporation                                     960           43,320
     Norfolk Southern Corporation                      2,500           72,656
     Ryder System, Inc.                                  500           12,438
     Southwest Airlines Co.                            2,225           44,500
     Union Pacific Corporation                         1,600           68,200
<F1> US Airways Group, Inc.                              700           35,438
     -------------------------------------------------------------------------
     TOTAL                                                            553,996
     -------------------------------------------------------------------------

     UTILITIES (3.5%)
<F1> Ameren Corporation                                  900           37,744
     American Electric Power Co., Inc.                 1,300           63,456
     Baltimore Gas & Electric Co.                      1,000           33,375
     Carolina Power & Light Company                    1,000           46,188
     Central & South West Corporation                  1,400           39,988
     Cinergy Corporation                               1,000           38,250
     Coastal Corp.                                     1,400           47,250
     Columbia Energy Group                               550           32,244
<F1> Consolidated Edison Co. of New York               1,600           83,400
     Consolidated Natural Gas Company                    600           32,700
     DTE Energy Company                                1,000           45,188
     Dominion Resources, Inc.                          1,300           58,013
     Duke Energy Corp.                                 2,431          160,902
     Eastern Enterprises                                 100            4,213
     Edison International                              2,400           61,650
     Enron Corp.                                       2,200          116,188
     Entergy Corporation                               1,600           49,200
     FirstEnergy Corp.                                 1,500           46,594
     FPL Group, Inc.                                   1,200           83,625
     GPU, Inc.                                           800           34,000
     Houston Industries, Inc.                          1,973           61,410
<F1> Niagara Mohawk Power Corporation                  1,200           18,450
     Nicor, Inc.                                         300           12,431
     Northern States Power Company                     1,000           28,063
     ONEOK, Inc.                                         200            6,800
     PacifiCorp                                        2,000           38,375
     PECO Energy Company                               1,500           54,844
     Peoples Energy Corporation                          200            7,200
     PG&E Corp.                                        2,500           79,844
     P P & L Resources, Inc.                             998           25,823
     Public Service Enterprise Group, Inc.             1,500           58,969
<F1> Sempra Energy                                     1,551           40,423
     Sonat Inc.                                          700           20,913
     Southern Company                                  4,600          135,413
     Texas Utilities Company                           1,867           86,932

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     UTILITIES (CONTINUED)
     UNICOM Corp.                                      1,400          $52,326
     Williams Companies, Inc.                          2,800           80,500
     -------------------------------------------------------------------------
     TOTAL                                                          1,922,884
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            54,047,043
     =========================================================================

     MONEY MARKET INVESTMENTS (1.8%)
     FEDERAL GOVERNMENT AND AGENCIES (0.5%)
<F2> Federal Home Loan Mortgage
        Corporation, 5.45%, 10/9/98                  300,000         $299,637
     -------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (1.3%)
<F2> Household Finance Company,
        5.51%, 10/15/98                              300,000          299,357
<F2> Variable Funding, 5.54%, 10/7/98                400,000          399,631
     -------------------------------------------------------------------------
     TOTAL                                                            698,988
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                   998,625
     =========================================================================
     TOTAL INVESTMENTS (99.5%)
        (COST $47,320,193)<F3>                                     55,045,668
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.5%)                            257,868
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $55,303,536
     =========================================================================

ADR - American Depositary Receipt

<F1> Non-Income Producing

<F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of September 30, 1998 is summarized below:

                                   Number of      Expiration     Unrealized
     Issuer                        Contracts         Date       Depreciation
     -----------------------------------------------------------------------
     S&P 500(R) Stock Index
        (Total market value at
           9/30/98, $1,026,000)        4            12/98          $3,750

<F3> At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $47,320,193 and the net unrealized appreciation of investments based on that cost was $7,725,475 which is comprised of $10,112,778 aggregate gross unrealized appreciation and $2,387,303 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                      M A S O N   S T R E E T   F U N D S

ASSET ALLOCATION FUND

---------------------
ASSET ALLOCATION FUND
---------------------
-------------------------------------------------------------------------------
OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

STRATEGY: To adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions.

NET ASSETS:  $37,282,205
-------------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of the Fund in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed.

During its first year of operation, which ended in March 1998, the Fund was focused largely on equities, which represented approximately 60% of the Fund's value during most of that year. In April, a strategic decision was made to reduce exposure to equities, which appeared to be somewhat overvalued. Since that time, the proportion of the Fund invested in equities has ranged between 50% and 57%, with equities added during market corrections and sold during periods of strength. S&P 500(R) Index futures have been used to a limited degree to facilitate this strategy.

Over the last six months, performance has benefited from a defensive posture with regard to both credit risk and interest rate risk in the bond segment of the Fund. At the end of September, 40% of the bond position was in either U.S. Treasury securities or cash equivalents. A 9% cash position at September 30 mitigates exposure to risk in the stock and bond markets, while providing the flexibility to take advantage of market downturns.

SECTOR ALLOCATION
9/30/98
---------------------------------------------
Large-Cap Stocks                          31%
Investment Grade Bonds                    27%
Foreign Stocks                            11%
Small-Cap Stocks                          10%
Cash Equivalents                           9%
Below Investment-Grade Bonds               8%
Preferred Stock                            4%


                                                             SEPTEMBER 30, 1998

ASSET ALLOCATION FUND


PERFORMANCE RELATIVE TO RELEVANT INDICES

<CAPTION

                                                    3/31/97   9/30/97   3/31/98   9/30/98
-----------------------------------------------------------------------------------------
ASSET ALLOCATION STOCK FUND CLASS A                   9,524    11,390    12,239    11,355
ASSET ALLOCATION STOCK FUND CLASS B                  10,000    11,920    12,769    11,811
ASSET ALLOCATION STOCK FUND CLASS B Redemption Value                               11,411
S&P 500(R) INDEX                                     10,000    12,618    14,787    13,747
MERRILL LYNCH DOMESTIC MASTER INDEX                  10,000    10,712    11,205    11,955
MERRILL LYNCH 91-DAY TREASURY BILL                   10,000    10,272    10,536    10,824





TOTAL RETURN                                                 Average
                                                              Annual
                                               One            Since
For the periods ended September 30, 1998       Year       Inception<F1>
------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)      -0.31%          12.43%
------------------------------------------------------------------------
S&P 500(R) Index                               8.95%          23.61%
------------------------------------------------------------------------
Merrill Lynch Domestic Master Index           11.61%          12.63%
------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill             5.36%           5.41%
------------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.


     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (44.6%)
     DOMESTIC COMMON STOCK (34.0%)
     SMALL CAP COMMON STOCK (9.6%)
     BUSINESS SERVICES (1.4%)
<F1> Administaff, Inc.                                 1,000          $31,937
     Carriage Services, Inc.                           1,900           46,906
<F1> Interim Services, Inc.                            1,700           34,956
<F1> Metzler Group, Inc.                               1,250           42,813
<F1> O'Reilly Automotive Inc.                          3,600          130,500
<F1> Robert Half International, Inc.                   3,500          151,156
     Service Corporation International                   900           28,687
<F1> Steiner Leisure Ltd.                              2,250           35,156
     Stewart Enterprises, Inc.                           800           13,400
     -------------------------------------------------------------------------
     TOTAL                                                            515,511
     -------------------------------------------------------------------------

     CAPITAL GOODS (0.6%)
<F1> Ivex Packaging Corporation                        2,200           31,900
     Kaydon Corporation                                3,200           84,200
<F1> Kellstrom Industries, Inc.                          700            9,712
     Omniquip International, Inc.                      3,600           33,750
<F1> TriStar Aerospace Co.                             1,800           17,325
<F1> Triumph Group, Inc.                               1,200           35,700
     -------------------------------------------------------------------------
     TOTAL                                                            212,587
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (0.7%)
     Galileo International, Inc.                       1,300           49,075
     Industrial Distribution Group, Inc.               1,100            6,944
<F1> Jones Apparel Group, Inc.                         4,200           96,338
<F1> K&G Men's Center, Inc.                            2,600           16,900
<F1> Michaels Stores, Inc.                             2,700           68,850
<F1> VWR Scientific Products Corporation               1,600           40,100
     -------------------------------------------------------------------------
     TOTAL                                                            278,207
     -------------------------------------------------------------------------

     CONSUMER STAPLES (0.6%)
<F1> Blyth Industries, Inc.                            2,500           68,594
     Cardinal Health, Inc.                             1,300          134,225
<F1> Golden State Vinters, Inc.                          800            7,850
<F1> Lamar Advertising Company                           900           25,200
     -------------------------------------------------------------------------
     TOTAL                                                            235,869
     -------------------------------------------------------------------------

     ENERGY (0.9%)
<F1> Barrett Resources Corporation                       600           12,112
<F1> BJ Services Company                               3,600           58,500
<F1> Global Industries, Ltd.                           4,300           49,719
<F1> Marine Drilling Companies, Inc.                   1,700           19,550
<F1> Nabors Industries, Inc.                           2,800           42,525
<F1> Pride International, Inc.                         2,200           17,600
     Transocean Offshore, Inc.                         2,600           90,187
<F1> Weatherford International, Inc.                   1,700           36,763
     -------------------------------------------------------------------------
     TOTAL                                                            326,956
     -------------------------------------------------------------------------


                      M A S O N   S T R E E T   F U N D S

ASSET ALLOCATION FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     FINANCE (1.1%)
     Arcadia Financial Ltd., warrants                    500           $1,250
     ESG Re Limited                                    2,000           30,250
     Financial Security Assurance
        Holdings Ltd.                                  2,200          107,250
     Headlands Mortgage Co.                            2,900           46,400
     Investors Financial Services Corp.                2,400          117,600
<F1> Knight/Trimark Group, Inc.                        2,600           21,450
<F1> Trammell Crow Company                             2,200           56,100
     Waddell & Reed Financial, Inc.                    1,600           30,400
     -------------------------------------------------------------------------
     TOTAL                                                            410,700
     -------------------------------------------------------------------------

     HEALTHCARE (1.7%)
     American HomePatient, Inc.                        1,100            2,062
<F1> Lincare Holdings, Inc.                            2,800          108,500
     NCS HealthCare, Inc.                                900           15,863
<F1> Patterson Dental Company                          3,350          123,950
<F1> Pharmerica, Inc.                                  6,800           36,975
     Province Healthcare Company                       1,800           61,313
<F1> PSS World Medical, Inc.                           2,300           42,550
<F1> Quorum Health Group, Inc.                         3,950           64,187
<F1> Sybron International Corporation                  4,200           80,325
<F1> Wesley Jessen VisionCare, Inc.                    3,700           78,625
     -------------------------------------------------------------------------
     TOTAL                                                            614,350
     -------------------------------------------------------------------------

     TECHNOLOGY (1.9%)
<F1> Cambridge Technology Partners, Inc.               2,400           53,550
<F1> CBT Group Public Limited Company                  1,300           17,550
<F1> Computer Horizons Corporation                     1,500           37,406
<F1> Cotelligent Group, Inc.                             900           15,806
<F1> GaSonics International Corporation                4,400           18,700
     HBO & Company                                     2,600           75,075
     Integrated Process Equipment Corp.                1,700           12,750
     KMC Telecommunications Hldgs.                       250              125
<F1> PMC-Sierra, Inc.                                    900           28,688
<F1> Qlogic Corporation                                  800           52,200
<F1> Semtech Corporation                                 900           16,762
<F1> Sterling Software, Inc.                           2,600           71,662
<F1> Stoneridge, Inc.                                  3,600           58,275
     Teleflex, Inc.                                    2,300           80,500
<F1> Tellabs, Inc.                                       900           35,831
<F1> Transaction Systems
       Architects, Inc. Cl A                           1,300           46,150
<F1> Trident International, Inc.                       3,600           33,750
<F1> Uniphase Corporation                              1,400           57,400
<F1> World Access, Inc.                                  700           14,175
     -------------------------------------------------------------------------
     TOTAL                                                            726,355
     -------------------------------------------------------------------------

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TRANSPORTATION (0.7%)
<F1> Coach USA, Inc.                                   1,000          $24,688
<F1> Heartland Express, Inc.                           3,500           57,750
<F1> Jevic Transportation, Inc.                        3,800           27,075
<F1> Knight Transportation, Inc.                       3,450           58,219
     Mark VII, Inc.                                    4,600           70,725
<F1> Swift Transportation Co., Inc.                    2,300           39,962
     -------------------------------------------------------------------------
     TOTAL                                                            278,419
     -------------------------------------------------------------------------
     TOTAL SMALL CAP COMMON STOCK                                   3,598,954
     -------------------------------------------------------------------------

     LARGE CAP COMMON STOCK (24.4%)
     BASIC MATERIALS (0.7%)
     Ecolab, Inc.                                      5,400          153,563
     Monsanto Company                                  2,100          118,387
     -------------------------------------------------------------------------
     TOTAL                                                            271,950
     -------------------------------------------------------------------------

     CAPITAL GOODS (2.2%)
     AlliedSignal, Inc.                                1,700           60,137
     Avery Dennison Corporation                        3,800          166,013
     General Electric Company                          4,000          318,250
     Tyco International Ltd.                           3,400          187,850
     Waste Management, Inc.                            1,600           76,900
     -------------------------------------------------------------------------
     TOTAL                                                            809,150
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.3%)
     AT&T Corporation                                  2,397          140,075
     GTE Corporation                                   1,400           77,000
     MCI WorldCom, Inc.                                5,585          272,967
     -------------------------------------------------------------------------
     TOTAL                                                            490,042
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (2.7%)
     Borg-Warner Automotive, Inc.                      2,200           81,538
     Harley-Davidson, Inc.                             6,500          190,938
<F1> Kohl's Corporation                                5,600          218,400
     Lennar Corporation                                1,600           35,700
     The New York Times Company Cl A                   5,600          154,000
     Tribune Company                                   2,800          140,875
     Wal-Mart Stores, Inc.                             3,100          169,337
     -------------------------------------------------------------------------
     TOTAL                                                            990,788
     -------------------------------------------------------------------------

     CONSUMER STAPLES (5.8%)
     Anheuser-Busch Companies, Inc.                    1,800           97,200
<F1> Benckiser NV                                      2,200          109,587
     Campbell Soup Company                             1,100           55,206
     Hershey Foods Corporation                         3,300          225,844
     Keebler Foods Company                             6,500          169,000
     McDonald's Corporation                            2,100          125,344
     Newell Co.                                        3,600          165,825
     PepsiCo, Inc.                                     5,100          150,131
     Philip Morris Companies, Inc.                     2,700          124,369
     Procter & Gamble Company                          2,000          141,875


                                                           SEPTEMBER 30, 1998

ASSET ALLOCATION FUND
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     The Dial Corporation                              4,300          $88,687
     The Quaker Oats Company                           1,700          100,300
     The ServiceMaster Company                         7,350          160,781
     Unilever NV                                       2,600          159,250
     Walgreen Co.                                      6,800          299,625
     -------------------------------------------------------------------------
     TOTAL                                                          2,173,024
     -------------------------------------------------------------------------

     ENERGY (1.9%)
     British Petroleum Company PLC                     1,600          139,600
     Chevron Corporation                               1,000           84,063
     Diamond Offshore Drilling, Inc.                   2,500           65,000
     Exxon Corporation                                 1,600          112,300
     Mobil Corporation                                 1,500          113,906
<F1> R&B Falcon Corporation                            1,700           20,400
     Schlumberger Limited                              1,700           85,531
     Tosco Corporation                                 3,600           77,400
     -------------------------------------------------------------------------
     TOTAL                                                            698,200
     -------------------------------------------------------------------------

     FINANCE (2.1%)
     Associates First Capital Corporation              1,000           65,250
     BankAmerica Corporation                           1,100           66,138
     Chase Manhattan Corporation                       1,400           60,550
     Citicorp                                            600           55,762
     Concord EFS, Inc.                                 2,000           51,625
     First Union Corporation                           2,500          127,969
     Franklin Resources, Inc.                          3,300           99,000
     Morgan Stanley Dean Witter & Co.                  2,200           94,737
     The Bank of New York Company, Inc.                3,200           87,600
     Travelers Group, Inc.                             2,400           90,000
     -------------------------------------------------------------------------
     TOTAL                                                            798,631
     -------------------------------------------------------------------------

     HEALTHCARE (2.7%)
     Bristol-Myers Squibb Company                      1,700          176,588
     Eli Lilly and Company                             1,800          140,962
     Guidant Corporation                                 900           66,825
<F1> HEALTHSOUTH Corporation                           3,351           35,394
     Johnson & Johnson                                 1,300          101,725
     Medtronic, Inc.                                   2,000          115,750
     Merck & Co., Inc.                                 1,000          129,562
     Pfizer, Inc.                                      1,500          158,906
     Warner-Lambert Company                              900           67,950
     -------------------------------------------------------------------------
     TOTAL                                                            993,662
     -------------------------------------------------------------------------

     TECHNOLOGY (3.9%)
<F1> Cisco Systems, Inc.                               2,850          176,166
     Compaq Computer Corporation                       2,700           85,387
<F1> Fiserv, Inc.                                      6,750          310,922
     Hewlett-Packard Company                           1,300           68,819
     Intel Corporation                                 1,700          145,775

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     International Business Machines
        Corporation                                    2,000         $256,000
     Lucent Technologies, Inc.                         1,800          124,312
<F1> Microsoft Corporation                             2,500          275,156
     -------------------------------------------------------------------------
     TOTAL                                                          1,442,537
     -------------------------------------------------------------------------

     TRANSPORTATION (1.1%)
<F1> AMR Corporation                                   1,000           55,439
<F1> FDX Corporation                                   1,400           63,175
<F1> Midwest Express Holdings, Inc.                    3,750          125,625
     Republic Services, Inc.                           3,100           60,450
     Southwest Airlines Co.                            5,700          114,000
     -------------------------------------------------------------------------
     TOTAL                                                            418,689
     -------------------------------------------------------------------------
     TOTAL LARGE CAP COMMON STOCK                                   9,086,673
     -------------------------------------------------------------------------
     TOTAL DOMESTIC COMMON STOCK                                   12,685,627
     -------------------------------------------------------------------------

                                      Country     Shares/Par     Market Value
     -------------------------------------------------------------------------
     FOREIGN COMMON STOCK (10.6%)
     CAPITAL GOODS (0.7%)
     British Aerospace                   U.K.         35,600          215,980
     City Development                   Sing.         23,000           50,513
     -------------------------------------------------------------------------
     TOTAL                                                            266,493
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (0.9%)
     KPN NV                             Neth.          5,000          154,370
     Philippines Long Distance
        Telephone Company               Phil.          6,600          133,650
     Telecomunicacoes Brasileiras
        S.A. Telebras, ADR              Braz.        400,000           59,413
     -------------------------------------------------------------------------
     TOTAL                                                            347,433
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (1.9%)
     Electrolux AB                       Swe.         12,250          161,050
     La Rinascente SpA                  Italy         26,000          228,508
     Nintendo C., Inc.                  Japan          2,800          264,120
     -------------------------------------------------------------------------
     TOTAL                                                            653,678
     -------------------------------------------------------------------------

     CONSUMER STAPLES (0.6%)
     Nestle S.A.                       Switz.            120          238,732
     -------------------------------------------------------------------------

     ENERGY (1.0%)
     British Energy PLC                  U.K.         26,500          259,622
     Elf Aquitaine                        Fr.          1,050          129,451
     -------------------------------------------------------------------------
     TOTAL                                                            389,073
     -------------------------------------------------------------------------


                      M A S O N   S T R E E T   F U N D S

ASSET ALLOCATION FUND

                                      Country     Shares/Par     Market Value
     -------------------------------------------------------------------------
     FINANCE (0.6%)
     Banque Nationale de Paris            Fr.          2,900         $155,224
     HSBC Holdings PLC                   U.K.          3,500           64,141
     -------------------------------------------------------------------------
     TOTAL                                                            219,365
     -------------------------------------------------------------------------

     HEALTHCARE (1.5%)
     Glaxo Wellcome                      U.K.         10,900          316,751
     Novartis Ag-Reg Shs.              Switz.            160          256,474
     -------------------------------------------------------------------------
     TOTAL                                                            573,225
     -------------------------------------------------------------------------

     MISCELLANEOUS (1.1%)
     Getronics NV                       Neth.          4,800          217,710
     Schneider S.A.                       Fr.          3,500          182,344
     -------------------------------------------------------------------------
     TOTAL                                                            400,054
     -------------------------------------------------------------------------

     TECHNOLOGY (1.1%)
     Ericsson LM B                       Swe.         10,000          188,907
     Philips Electronics, Inc.          Neth.          4,300          231,534
     -------------------------------------------------------------------------
     TOTAL                                                            420,441
     -------------------------------------------------------------------------

     TRANSPORTATION (1.2%)
     Railtrack Group PLC                 U.K.         12,000          345,862
     TNT Post Group NV                  Neth.          4,000          101,853
     -------------------------------------------------------------------------
     TOTAL                                                            447,715
     -------------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK                                     3,956,209
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            16,641,835
     =========================================================================

     PREFERRED STOCK (2.8%)
     Primedia, Inc.                                    5,000         $510,000
     Sinclair Capital                                  5,000          517,500
     -------------------------------------------------------------------------
     TOTAL                                                          1,027,500
     -------------------------------------------------------------------------

     FOREIGN PREFERRED STOCK (1.2%)
     Porsche AG                          Ger.             85          148,502
     Sixt AG                             Ger.          2,200          302,748
     -------------------------------------------------------------------------
     TOTAL                                                            451,250
     -------------------------------------------------------------------------
     TOTAL PREFERRED STOCK                                          1,478,750
     =========================================================================

     BONDS (34.7%)
     INVESTMENT-GRADE BONDS (27.1%)
     FEDERAL GOVERNMENT AND AGENCIES (16.5%)
     Federal National Mortgage
        Association, 6%, 5/1/11                   $1,229,406       $1,241,700
     Government National Mortgage
        Association, 8.0%, 10/15/26                  566,245          592,286
     Government National Mortgage
        Association, 8.0%, 8/15/26                   222,060          232,272
     Government National Mortgage
        Association, 8.0%, 7/15/27                   132,237          137,779

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     US Treasury, 0.00%, 2/15/19 PO               $1,200,000         $402,072
     US Treasury, 6.125%, 8/15/07                  1,000,000        1,119,688
     US Treasury, 5.625%, 12/31/02                   500,000          524,219
     US Treasury, 5.375%, 02/15/01                   250,000          255,625
     US Treasury, 5.375%, 06/30/03                   500,000          522,969
     US Treasury, 5.50%, 02/29/00                  1,100,000        1,114,438
     -------------------------------------------------------------------------
     TOTAL                                                          6,143,048
     -------------------------------------------------------------------------

     AUTO RELATED (0.4%)
     Team Fleet Financing Co.,
        7.35%, 5/15/03, 144A                         125,000          132,059
     -------------------------------------------------------------------------

     COMMERCIAL MORTGAGES (10.2%)
     Asset Securitization Corporation,
        1.25%, 11/13/26 IO                        16,631,507          633,993
     Blackrock Capital Finance, Class
        B3, 7.25%, 11/25/28 (144A)                   190,575          191,394
     EMAC Owner Trust,
        1.378%, 1/15/23 (144A) IO                  6,967,818          521,193
     Merrill Lynch Mortgage Investors,
        7.12%, 6/18/29                             1,500,000        1,578,780
     Merrill Lynch Mortgage Investors,
        8.10%, 6/25/22 (144A)                        500,000          552,530
     Midland Realty Acceptance Corp.,
        1.389%, 1/25/29 IO (144A)                  4,654,260          341,390
     -------------------------------------------------------------------------
     TOTAL                                                          3,819,280
     -------------------------------------------------------------------------
     TOTAL INVESTMENT-GRADE BONDS                                  10,094,387
     -------------------------------------------------------------------------

     BELOW INVESTMENT-GRADE BONDS (7.6%)
     BASIC MATERIALS (0.3%)
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07 (144A)                       250,000          105,625
     -------------------------------------------------------------------------

     BROADCASTING (0.6%)
<F2> Fox/Liberty Networks LLC,
        9.75%, 8/15/07                               350,000          229,250
     -------------------------------------------------------------------------

     CABLE TELEVISION (0.4%)
<F2> CTI Holdings S.A.,
        11.5%, 4/15/08 (144A)                        425,000          163,625
     -------------------------------------------------------------------------

     ENERGY (0.5%)
     Gothic Production Corp.,
        11.125%, 5/1/05                              250,000          180,000
     -------------------------------------------------------------------------


                                                             SEPTEMBER 30, 1998

ASSET ALLOCATION FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     FINANCE COMPANIES (1.1%)
     Atcadia Financial Ltd.,
        11.50%, 3/15/07                             $250,000         $180,000
     BF Saul Real Estate,
        9.75%, 4/1/08                                250,000          220,000
     -------------------------------------------------------------------------
     TOTAL                                                            400,000
     -------------------------------------------------------------------------

     FOODS/FOOD SERVICES (0.4%)
     Compania Alimentos Fargo,
        13.25%, 8/1/08 (144A)                        250,000          147,500
     -------------------------------------------------------------------------

     HEALTHCARE (0.5%)
     Vencor Operating, Inc.,
        9.875%, 5/1/05                               250,000          196,250
     -------------------------------------------------------------------------

     LEISURE RELATED (1.2%)
     Trump Atlantic, 11.25%, 5/1/06                  250,000          206,250
     Venitian Casino/LV Sands,
        12.25%, 11/15/04                             250,000          225,000
     -------------------------------------------------------------------------
     TOTAL                                                            431,250
     -------------------------------------------------------------------------

     PROFESSIONAL SERVICES (0.4%)
<F2> Decisionone Holdings,
        11.50%, 8/1/08                               400,000          160,000
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (1.0%)
<F2> Hyperion Telecommunications,
        13.00%, 4/15/03                              350,000          239,750
<F2> KMC Telecommunications Hldgs,
        12.50%, 2/15/08                              250,000          115,000
     -------------------------------------------------------------------------
     TOTAL                                                            354,750
     -------------------------------------------------------------------------

     TRANSPORT SERVICES (1.2%)
     Navigator Gas Transport,
        10.5%, 6/30/07 (144A)                        250,000          236,250
     Stena Line AB, 10.625%, 6/1/09                  250,000          225,000
     -------------------------------------------------------------------------
     TOTAL                                                            461,250
     -------------------------------------------------------------------------
     TOTAL BELOW INVESTMENT-GRADE BONDS                             2,829,500
     -------------------------------------------------------------------------
     TOTAL BONDS                                                   12,923,887
     =========================================================================

     MONEY MARKET INVESTMENTS (16.3%)
     FEDERAL GOVERNMENT AND AGENCIES (0.5%)
<F3> Federal Home Loan Mortgage
        Corporation, 5.44%, 10/9/98                  100,000          $99,879
<F3> Federal Home Loan Mortgage
        Corporation, 5.449%, 10/9/98                 100,000           99,879
     -------------------------------------------------------------------------
     TOTAL                                                            199,758
     -------------------------------------------------------------------------

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     PERSONAL CREDIT INSTITUTIONS (12.6%)
     Chrysler Financial Corporation,
         5.249%, 11/4/98                           1,100,000       $1,094,546
     General Electric Capital
        Corporation, 5.359%, 10/21/98              1,200,000        1,196,427
<F3> General Motors Acceptance
        Corp., 5.52%, 10/7/98                      1,200,000        1,198,896
<F3> Household Finance
        Company, 5.529%, 10/15/98                  1,200,000        1,197,429
     -------------------------------------------------------------------------
     TOTAL                                                          4,687,298
     -------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (3.2%)
<F3> Sears Roebuck Acceptance
        Corp., 5.529%, 10/21/98                    1,200,000        1,196,313
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 6,083,369
     =========================================================================
     TOTAL INVESTMENTS (99.6%)
        (COST $35,744,061)<F4>                                     37,127,842
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.4%)                            154,363
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $37,282,205
     =========================================================================

ADR - American Depositary Receipt

IO - Interest Only Security

PO - Principal Only Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F1> Non-Income Producing

<F2> Deferred interest security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

<F3> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of September 30, 1998 is summarized below:


                                   Number of      Expiration     Unrealized
     Issuer                        Contracts         Date       Appreciation
     -------------------------------------------------------------------------
     S&P 500(R) Stock Index
         (Total market value at
            9/30/98, $2,565,000)       10           12/98         $76,263

<F4> At September 30, 1998, the aggregate cost of securites for federal income tax purposes was $35,744,061 and the net unrealized appreciation of investments based on that cost was $1,383,781 which is comprised of $3,788,426 aggregate gross unrealized appreciation and $2,404,645 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                      M A S O N   S T R E E T   F U N D S

HIGH YIELD BOND FUND

--------------------
HIGH YIELD BOND FUND
--------------------
-------------------------------------------------------------------------------
OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

 NET ASSETS:  $36,171,386
-------------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some defaults over time are inevitable; high coupons and diversification across many holdings mitigate the impact of defaults on the total portfolio.

The turmoil in global securities markets in recent months has created significant weakness in trading levels of high yield bonds. A series of negative events in emerging markets, capped by Russia's devaluation of the ruble and subsequent debt default, have inspired a dramatic global flight to quality. In fixed income markets, the result has been an extraordinarily wide yield spread between U.S. Treasury securities (the ultimate quality instrument) and corporate securities of all types, especially smaller and/or more leveraged high yield issues. High yield bonds have traded in sympathy with equities, particularly small-cap and international stocks, whose prices have dropped sharply.

The performance of medium-quality bonds suffered further when highly-leveraged hedge funds that had made big bets on Russia and emerging markets had to raise cash quickly to cover losses and meet redemptions. As there was no ready market for the securities that had suffered the greatest losses, the Funds were forced to sell higher quality holdings. This situation created an ironic inversion, in which many higher quality domestic securities traded down very quickly.

In this environment, the Mason Street High Yield Bond Fund has been positioned somewhat defensively, with good asset quality, moderate credit risk, and above-average seniority. Although market values have dropped for holdings of many individual securities, particularly media and telecommunications bonds, the Fund has had no defaults, and interest payments are current throughout the portfolio. There is little exposure to highly cyclical industries and only modest exposure to emerging markets, with no Russian exposure.

Investors should remember that, although the Fund's total return (defined as income plus change in market value) has been negative for the last six months, interest payments have continued to provide steady cash flow. As of 9/30/98 the average market yield of the bonds in the portfolio underlying the Fund was nearly 14%. This is in a market environment characterized by U.S. Treasury security yields of less than 5% and stock yields below 2%. The Fund's 30-day SEC yield at quarter end was 11.91% for Class A (with sales load) and 11.83% for Class B. In addition, investors in bonds have the issuer's pledge that the bond will be paid-off at face value at maturity; in contrast, equity investors are buying participation in future earnings streams, with no guarantees at all. For investors who want income and are willing to accept some price volatility, this may be an opportune time to consider investing in high yield securities.

SECTOR ALLOCATION
9/30/98
---------------------------------------------
Telecommunications                        20%
Broadcasting Media                        15%
Consumer Healthcare                       14%
Leisure                                   11%
Basic Materials/Energy                     9%
Cable TV                                   8%
Transportation                             6%
Finance                                    5%
Other                                      5%
Cash Equivalents                            4%
Professional Services                      3%


                                                             SEPTEMBER 30, 1998

HIGH YIELD BOND FUND

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
HIGH YIELD INTERMEDIATE MARKET INDEX


                                                 3/31/97   9/30/97   3/31/98   9/30/98
--------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS A                       9,524    11,082    11,710    10,573
HIGH YIELD BOND FUND CLASS B                      10,000    11,595    12,209    10,987
HIGH YIELD BOND FUND CLASS B REDEMPTION VALUE                                   10,616
LEHMAN BROTHERS HIGH YIELD INTERMEDIATE
  INDEX MARKET                                    10,000    10,886    11,447    10,992



TOTAL RETURN                                                 Average
                                                              Annual
                                                One           Since
For the periods ended September 30, 1998        Year      Inception<F1>
-----------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)      -4.59%           7.21%
-----------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                      0.97%           6.50%
-----------------------------------------------------------------------

<F1> Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     BONDS (77.6%)
     BASIC MATERIALS (1.9%)
     PAPER (0.7%)
     Indah Kiat Fin Mauritius Ltd.,
        10.00%, 7/1/07                              $200,000          $87,000
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07                              350,000          147,875
     Tjiwi Kimia Intl Fin Co BV,
        13.25%, 8/1/01                                65,000           32,500
     -------------------------------------------------------------------------
     TOTAL                                                            267,375
     -------------------------------------------------------------------------

     STEEL (1.2%)
     Renco Steel Holdings, Inc.,
        10.875%, 2/1/05                              500,000          425,000
     -------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                            692,375
     -------------------------------------------------------------------------

     BROADCASTING/MEDIA (4.8%)
     BROADCASTING (4.1%)
<F3> Big City Radio, Inc.,
        11.25%, 3/15/05                            1,200,000          828,000
<F3> Fox Family Worldwide, Inc.,
        10.25%, 11/1/07                            1,050,000          661,500
     -------------------------------------------------------------------------
     TOTAL                                                          1,489,500
     -------------------------------------------------------------------------

     PRINTING AND PUBLISHING (0.7%)
<F3> Diva System Corp.,
        12.625%, 3/1/08                              750,000          247,500
     -------------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                       1,737,000
     -------------------------------------------------------------------------

     Cable Television (4.1%)
<F3> CTI Holdings, S.A.,
        11.50%, 4/15/08 (144A)                       325,000          125,125
<F3> NTL, Inc., 9.75%, 4/1/08 (144A)               1,750,000        1,058,750
     Supercanal Holdings S.A.,
        11.50%, 5/15/05 (144A)                       500,000          300,000
     -------------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                         1,483,875
     -------------------------------------------------------------------------

     CONSUMER RELATED (10.8%)
     CONSUMER STAPLES (2.0%)
     North Atlantic Trading, Inc.,
        11.00%, 6/15/04                              500,000          470,000
<F3> SF Holdings Group, Inc.,
        12.75%, 3/15/08                              550,000          242,000
     -------------------------------------------------------------------------
     TOTAL                                                            712,000
     -------------------------------------------------------------------------

     FOODS/FOOD SERVICES (6.8%)
     Compania De Alimentos Fargo,
        13.25%, 8/1/08 (144A)                        500,000          295,000
     Favorite Brands Int'l, Inc.,
        10.75%, 5/15/06 (144A)                       850,000          624,750


                      M A S O N   S T R E E T   F U N D S

HIGH YIELD BOND FUND

                                                  Shares/Par     Market Value
     ------------------------------------------------------------------------
     FOODS/FOOD SERVICES (CONTINUED)
     Global Health Sciences, Inc.,
        11.0%, 5/1/08 (144A)                        $500,000         $450,000
     Iowa Select Farms L.P.,
        10.75%, 12/1/05 (144A)                     1,000,000          880,000
     Planet Hollywood,
        12.00%, 4/1/05                               400,000          224,000
     -------------------------------------------------------------------------
     TOTAL                                                          2,473,750
     -------------------------------------------------------------------------

     HOUSEHOLD PRODUCTS (0.3%)
<F3> Diamond Brands,
        12.875%, 4/15/09 (144A)                      250,000          112,500
     -------------------------------------------------------------------------

     SOAPS & TOILETRIES (1.7%)
     AKI, Inc.,
        10.50%, 7/1/08 (144A)                        250,000          240,000
     Styling Technologies,
        10.875%, 7/1/08 (144A)                       400,000          374,000
     -------------------------------------------------------------------------
     TOTAL                                                            614,000
     -------------------------------------------------------------------------
     TOTAL CONSUMER RELATED                                         3,912,250
     -------------------------------------------------------------------------

     ENERGY RELATED (6.3%)
     OIL AND GAS INDEPENDENT (5.3%)
     Belden & Blake Corp.,
        9.875%, 6/15/07                              800,000          664,000
     Chesapeake Energy,
        9.625%, 5/1/05                               550,000          484,000
     Gothic Production Corp.,
        11.125%, 5/1/05                            1,050,000          756,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,904,000
     -------------------------------------------------------------------------

     OIL FIELD SERVICES (1.0%)
     Bayard Drilling Technologies,
        11.00%, 6/30/05                              400,000          356,000
     -------------------------------------------------------------------------
     TOTAL ENERGY RELATED                                           2,260,000
     -------------------------------------------------------------------------

     FINANCE (4.0%)
     FINANCE COMPANIES (2.6%)
     Arcadia Financial, Ltd.,
        11.50%, 3/15/07                              750,000          540,000
     BF Saul Real Estate,
        9.75%, 4/1/08                                450,000          396,000
     -------------------------------------------------------------------------
     TOTAL                                                            936,000
     -------------------------------------------------------------------------

     INSURANCE (1.4%)
     Superior Nat'l Capital Trust I,
        10.75%, 12/1/17                              500,000          490,000
     -------------------------------------------------------------------------
     TOTAL FINANCE                                                  1,426,000
     -------------------------------------------------------------------------

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     HEALTHCARE (3.6%)
     Magellan Health Services, Inc.,
        9.0%, 2/15/08 (144A)                        $350,000         $297,500
     Vencor, Inc., 9.875%, 5/1/05                  1,300,000        1,020,500
     -------------------------------------------------------------------------
     TOTAL HEALTHCARE                                               1,318,000
     -------------------------------------------------------------------------

     LEISURE (9.9%)
     GAMING (4.3%)
     Trump Atlantic, 11.25%, 5/1/06                  500,000          412,500
     Trump Hotels & Casino Resorts,
        15.50%, 6/15/05                              500,000          470,000
     Venitian Casino/LV Sands,
        12.25%, 11/15/04                             750,000          675,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,557,500
     -------------------------------------------------------------------------

     LEISURE RELATED (1.8%)
<F3> Hedstrom Holdings Inc.,
        12.00%, 6/1/09                             1,110,000          654,900
     -------------------------------------------------------------------------

     MOVIE THEATERS (3.8%)
     Clearview Cinemas,
        10.875%, 6/1/08 (144A)                       500,000          528,750
     Hollywood Theaters, Inc.,
        10.625%, 8/1/07                              300,000          273,000
     Silver Cinemas,
        10.50%, 4/15/05 (144A)                       600,000          576,750
     -------------------------------------------------------------------------
     TOTAL                                                          1,378,500
     -------------------------------------------------------------------------
     TOTAL  LEISURE                                                 3,590,900
     -------------------------------------------------------------------------

     OTHER INDUSTRIES (3.5%)
     AUTO RELATED (0.5%)
     Exide Corporation,
        2.90%, 12/15/05 (144A)                       400,000          198,500
     -------------------------------------------------------------------------

     HOUSEHOLD FURNISHINGS, APPLIANCES (3.0%)
     Albecca Inc.,
        10.75%, 8/15/08 (144A)                       100,000           96,000
     Corning Consumer Products Co.,
        9.625%, 5/1/08 (144A)                        500,000          407,500
     Renter's Choice,
        11.0%, 8/15/08 (144A)                        600,000          580,500
     -------------------------------------------------------------------------
     TOTAL                                                          1,084,000
     -------------------------------------------------------------------------
     TOTAL OTHER INDUSTRIES                                         1,282,500
     -------------------------------------------------------------------------


                                                             SEPTEMBER 30, 1998

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     SERVICES (3.2%)
     PROFESSIONAL SERVICES (3.2%)
<F3> AP Holdings Inc.,
        11.25%, 3/15/08                             $250,000         $121,250
<F3> Decisionone Holdings,
        11.50%, 8/1/08                               750,000          300,000
     Decisionone Holdings,
        9.75%, 8/1/07                                450,000          279,000
     Federal Data Corp.,
        10.125%, 8/1/05                              500,000          465,000
     -------------------------------------------------------------------------
     TOTAL SERVICES                                                 1,165,250
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (18.5%)
     Arch Communications,
        12.75%, 7/1/07 (144A)                      1,400,000        1,386,000
<F3> Bestel S.A. De C V,
        12.75%, 5/15/05                              550,000          319,000
     Comtel Brasileira Ltd.,
        10.75%, 9/26/04 (144A)                       200,000          136,500
<F3> E Spire Communications, Inc.,
        10.625%, 7/1/08 (144A)                       300,000          153,000
<F3> Firstworld Communications,
        13.00%, 4/15/08 (144A)                       250,000           76,250
<F3> GST Network Funding, Inc.,
        10.50%, 5/1/08 (144A)                      1,000,000          480,000
     Hyperion Telecommunications,
        12.25%, 9/1/04                               870,000          852,600
<F3> KMC Telecommunication Hldgs.,
        12.50%, 2/15/08                            1,750,000          805,000
<F3> Metronet Communications,
        10.75%, 11/1/07                              550,000          334,126
<F3> Metronet Communications,
        9.95%, 6/15/08                             1,000,000          550,000
     Northeast Optic Network, Inc.,
        12.75%, 8/15/08                              600,000          558,000
     Splitrock Services, Inc.,
        11.75%, 7/15/08 (144A)                       250,000          227,500
<F3> 21st Century Telecom,
        12.25%, 2/15/08 (144A)                       500,000          220,000
<F3> Viatel, Inc., 12.50%, 4/15/08 (144A)            500,000          252,500
     Viatel, Inc., 11.50%, 4/15/08 (144A)            200,000          179,000
     Winstar Equipment,
        12.50%, 3/15/04                              200,000          182,000
     -------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                       6,711,476
     -------------------------------------------------------------------------

     TRANSPORTATION (5.6%)
     TRUCKING AND SHIPPING (5.6%)
     Greyhound Lines, Inc.,
        11.50%, 4/15/07                              400,000          424,000
     -------------------------------------------------------------------------

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TRUCKING AND SHIPPING (CONTINUED)
     Navigator Gas Trans PLC,
        12.00%, 6/30/07 (144A)                      $200,000         $209,000
     Navigator Gas Trans PLC,
        10.50%, 6/30/07 (144A)                       400,000          378,000
     Stena AB, 8.75%, 6/15/07                        250,000          233,750
     Stena Line AB, 10.625%, 6/1/08                  850,000          765,000
     -------------------------------------------------------------------------
     TOTAL TRANSPORTATION                                           2,009,750
     -------------------------------------------------------------------------

     UTILITIES (1.4%)
     Companhia De Saneamento
        Basico, 10%, 7/28/05 (144A)                  532,000          275,310
     Conproca S.A. De C V,
        12.00%, 6/16/10 (144A)                       250,000          215,000
     -------------------------------------------------------------------------
     TOTAL UTILITIES                                                  490,310
     -------------------------------------------------------------------------
     TOTAL BONDS                                                   28,079,686
     =========================================================================

     PREFERRED STOCK (17.0%)
     BROADCASTING/MEDIA (10.4%)
     BROADCASTING (7.6%)
<F2> Citadel Broadcasting Co. PIK                      2,839         $322,227
     Cumulus Media, Inc.                              10,860        1,118,580
     Sinclair Capital                                 12,500        1,293,750
     -------------------------------------------------------------------------
     TOTAL                                                          2,734,557
     -------------------------------------------------------------------------

     PRINTING AND PUBLISHING (2.8%)
     Primedia, Inc.                                   10,000        1,020,000
     -------------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                       3,754,557
     -------------------------------------------------------------------------

     CABLE TELEVISION (3.7%)
<F2> CSC Holdings, Inc. PIK                           11,894        1,332,127
     -------------------------------------------------------------------------

     ENERGY RELATED (0.4%)
     GAS UTILITY (0.4%)
     Petroleum Heat & Power Inc.                       7,500          161,250
     -------------------------------------------------------------------------

     FINANCE (0.6%)
     BANKS (0.6%)
     California Fed Pfd. Capital                       8,000          204,500
     -------------------------------------------------------------------------

     LEISURE RELATED (0.3%)
<F2> Samsonite Corp. PIK (144A)                        1,280           96,000
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (1.6%)
<F2> Hyperion Telecommunications PIK                   3,674          312,290
<F2> Viatel, Inc. PIK                                    350           17,413
<F2> 21st Century Telecom PIK                          3,210          256,800
     -------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                         586,503
     -------------------------------------------------------------------------
     TOTAL PREFERRED STOCK                                          6,134,937
     =========================================================================


                      M A S O N   S T R E E T   F U N D S

HIGH YIELD BOND FUND
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMON STOCK AND WARRANTS (0.3%)
     CONSUMERSTAPLES (0.0%)
<F1> SF Holdings Group, Inc. (144A)                   $1,100           $2,200
     -------------------------------------------------------------------------

     FINANCE (0.0%)
     FINANCE COMPANIES (0.0%)
<F1> Arcadia Financial, Ltd.                           1,000            2,500
     -------------------------------------------------------------------------

     LEISURE (0.3%)
     LEISURE RELATED (0.3%)
<F1> Hedstrom Holdings, Inc. (144A)                   67,324           84,155
<F1> Samsonite Corp.                                   1,250            3,750
     -------------------------------------------------------------------------
     TOTAL LEISURE RELATED                                             87,905
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.0%)
<F1> KMC Telecom Holdings, Inc.                        1,750              875
<F1> 21st Century Telecom (144A)                       3,000           16,500
     -------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                          17,375
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS                                  109,985
     =========================================================================

     MONEY MARKET INVESTMENTS (3.6%)
     PERSONAL CREDIT INSTITUTIONS (3.6%)
     Associates Corp. of N.A.,
        5.7002%, 10/1/98                             800,000         $800,000
     Chrysler Financial Corp.,
        5.25%, 11/4/98                               500,000          497,521
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 1,297,521
     =========================================================================
     TOTAL INVESTMENTS (98.5%)
        (COST $40,036,454)<F4>                                     35,622,129
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (1.5%)                            549,257
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $36,171,386
     =========================================================================

<F1> Non-Income Producing

<F2> PIK - Payment in Kind

<F3> Deferred interest security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F4> At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $40,036,454 and the net unrealized depreciation of investments based on that cost was $4,414,325 which is comprised of $496,158 aggregate gross unrealized appreciation and $4,910,483 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                                                             SEPTEMBER 30, 1998

MUNICIPAL BOND FUND

-------------------
MUNICIPAL BOND FUND
-------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

NET ASSETS:  $30,493,027
--------------------------------------------------------------------------------

The Municipal Bond Fund is managed with balanced focus on income, total return, quality of securities, and avoidance of federal income taxes. There are five major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds, and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can generally raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC).<F1> Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date. As indicated in the accompanying chart, the quality of securities held in the Fund is quite high, with 72% of total market value invested in bonds that are either insured or have been pre-refunded.

The last six months have been a challenging time for managers of municipal bond funds, as technical factors, specifically near record supply and lackluster demand, have dominated performance in this segment of the bond market. Although municipal bonds have been cheap relative to taxable bonds, there has been little retail demand, as individual investors have demonstrated a preference for stocks over low-yielding municipal bonds. The demand for municipal bonds may increase in the months ahead, as investors respond to the losses recorded in their equity portfolios during the third quarter of the year by increasing bond holdings.

In this market environment, the Mason Street Municipal Bond Fund has performed in line with the Lehman Brothers Municipal Bond Index and better than the majority of similar funds over the last six months. The Fund was helped by overweightings in three bond categories that performed well: insured bonds, bonds subject to the alternative minimum tax, and New York bonds, which were purchased during a period of heavy supply. Partially offsetting these positive factors were an overweighting in revenue bonds relative to general obligation bonds, a defensive posture with regard to interest rates (which hurt performance as rates dropped), and the fact that there has been little change in the spread between yields of high-quality versus lower-quality municipal bonds. The Fund remains concentrated in high-quality bonds, which should perform well if the economy slows substantially in the coming months.

<F1> Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
9/30/98
---------------------------------------------
Insured Bonds                             50%
Revenue Bonds                             28%
Money Market Investments                   8%
Pre-refunded Bonds                         7%
General Obligation Bonds                   7%


                      M A S O N   S T R E E T   F U N D S

MUNICIPAL BOND FUND


PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX


                                                 3/31/97   9/30/97   3/31/98   9/30/98
--------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS A                        9,524    10,263    10,641    11,118
HIGH YIELD BOND FUND CLASS B                      10,000    10,735    11,093    11,552
HIGH YIELD BOND FUND CLASS B REDEMPTION VALUE                                   11,152
LEHMAN BROTHERS MUNICIPAL BOND INDEX              10,000    10,656    11,071    11,584



TOTAL RETURN                                                 Average
                                                              Annual
                                               One            Since
For the periods ended September 30, 1998       Year       Inception<F1>
------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)       8.34%          10.86%
------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                     8.71%          10.29%
------------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. Recently the index included 46,311 issues totaling over $672 billion par amount. The index represents approximately 30% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

     SCHEDULE OF INVESTMENTS

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     MUNICIPAL BONDS (92.6%)
     CALIFORNIA (3.5%)
     California Housing Financing
        Agency, 5.75%, 2/1/29  RB,
        MBIA, AMT                                 $1,000,000       $1,055,230
     -------------------------------------------------------------------------

     COLORADO (3.8%)
     Douglas County, Colorado School
        District RE.1, 6.5%, 12/15/16
        GO, PR, MBIA                               1,000,000        1,153,820
     -------------------------------------------------------------------------

     DISTRICT OF COLUMBIA (3.4%)
     District of Columbia, 5.1%, 6/1/03
        GO, AMBAC                                  1,000,000        1,048,330
     -------------------------------------------------------------------------

     FLORIDA (7.3%)
     Dade County, Florida,
        Water & Sewer, 5.25%,
        10/1/26 RB, FGIC                           1,000,000        1,034,230
     Dade County, Florida,
        Seaport, 6.2%, 10/1/10
        RB, MBIA                                   1,000,000        1,182,370
     -------------------------------------------------------------------------
     TOTAL                                                          2,216,600
     -------------------------------------------------------------------------

     ILLINOIS (14.5%)
     Chicago, Illinois Board of
        Education, 6.75%, 12/1/09
        GO, AMBAC                                  1,000,000        1,221,910
     Chicago, Illinois O'Hare
        International Airport, 5.7%,
        1/1/08 RB, MBIA, AMT                       1,000,000        1,078,130
     Illinois State Sales Tax,
        6.375%, 6/15/17 RB                         1,000,000        1,138,220
     Metropolitan Fair & Exposition
        Authority, 5.0%, 6/1/15 RB, BIGI
        Insurance purchased by MBIA                1,000,000        1,000,080
     -------------------------------------------------------------------------
     TOTAL                                                          4,438,340
     -------------------------------------------------------------------------

     KENTUCKY (3.8%)
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.5%, 7/1/17
        RB, MBIA, AMT                              1,000,000        1,155,660
     -------------------------------------------------------------------------


                                                             SEPTEMBER 30, 1998

MUNICIPAL BOND FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     MICHIGAN (7.4%)
     Nice Community School District,
        Michigan, Marquette & Baraga
        Counties, 5.25%, 5/1/16
        GO, MBIA                                  $1,000,000       $1,036,160
     Pinckney Michigan Community
        Schools, 7.25%, 5/1/06
        GO, FGIC                                   1,000,000        1,207,170
     -------------------------------------------------------------------------
     TOTAL                                                          2,243,330
     -------------------------------------------------------------------------

     MAINE (3.7%)
     Regional Waste System Inc.,
        ME Solid Waste Res Recovery
        Rev, 6.25%, 7/1/11 RB, AMT                 1,000,000        1,119,080
     -------------------------------------------------------------------------

     MINNESOTA (2.8%)
     Northern Municipal Power Agency,
        Electric Systems, 7.25%,
        1/1/16 RB, PR                                825,000          849,313
     -------------------------------------------------------------------------

     NEBRASKA (3.5%)
     Nebraska Investment Finance
        Authority, Single Family Housing,
        6.25%, 3/1/21 RB, AMT, GNMA,
        FNMA, FHLMC                                  990,000        1,066,467
     -------------------------------------------------------------------------

     NEVADA (3.7%)
     Clark County, Nevada, Sanitation
        District, 6.8%, 7/1/12 RB, PR              1,000,000        1,115,330
     -------------------------------------------------------------------------

     NEW YORK (24.7%)
     Metropolitan Transportation
        Authority, 5.625%,
        7/1/25 RB, MBIA                            1,000,000        1,082,040
     New York City Municipal Water
        Finance Authority, 5.75%,
        6/15/29 RB                                 1,000,000        1,086,530
     New York State Local Government
        Assistance Corporation,
        7.0%, 4/1/16 RB, PR                        1,000,000        1,099,350
     New York St. Dormitory Authority,
        5.125%, 2/15/08 RB                         1,000,000        1,062,660
     New York St. Medical Care
        Facility Financing Agency,
        5.375%, 2/15/25 RB, FHA                    1,000,000        1,027,490
     Port Authority of New York and
        New Jersey, 5.75%, 12/1/25
        RB, AMT, MBIA                              1,000,000        1,075,490
     The City of New York,
        6.0%, 4/15/09 GO                           1,000,000        1,120,910
     -------------------------------------------------------------------------
     TOTAL                                                          7,554,470
     -------------------------------------------------------------------------

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     TEXAS (6.9%)
     Brazos, Texas, Higher Education
        Authority, 5.5%, 6/1/02
        RB, AMT, GTD STD LNS                        $965,000       $1,012,208
     Hays, Texas, Consolidated
        Independent School District,
        5.875%, 8/15/22 GO PSF                     1,000,000        1,102,310
     -------------------------------------------------------------------------
     TOTAL                                                          2,114,518
     -------------------------------------------------------------------------

     WASHINGTON (3.6%)
     Washington State Public Power
        Supply System, 6.5%, 7/1/15
        RB, PR                                     1,000,000        1,112,200
     -------------------------------------------------------------------------
     TOTAL MUNICIPAL BONDS                                         28,242,688
     -------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (9.5%)
     Greensboro, NC, 3.15%, 4/1/10 CP                100,000         $100,000
     Greensboro, NC, 2.95%, 4/1/11 CP                200,000          200,000
     Greensboro, NC, 3.6%, 4/1/12 CP                 100,000          100,000
     Greensboro, NC, 3.15%, 4/1/14 CP                900,000          900,000
     Harris County, TX Industrial
        Development Corporation,
        3.15%, 3/1/24 RB                             300,000          300,000
     Lincoln County, WY
        Pollution Control,
        3.00%, 7/1/17 RB                             300,000          300,000
     Missouri State Health,
        3.9%, 6/1/15 RB                            1,000,000        1,000,000
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 2,900,000
     =========================================================================
     TOTAL INVESTMENTS (102.1%)
        (COST $29,257,206)<F1>                                     31,142,688
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-2.1%)                         (649,661)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $30,493,027
     =========================================================================

<F1> At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $29,257,206 and the unrealized appreciation of investments based on that cost was $1,885,482.

     (continued on next page.)


                      M A S O N   S T R E E T   F U N D S

MUNICIPAL BOND FUND

CP = Commercial Paper
RB = Revenue Bond
GO = General Obligation
PR = Pre-refunded security will be called on the first call date
     (with certainty)
AMT = Subject to the Alternative Minimum Tax

Scheduled principal and interest payments are guaranteed by:
MBIA (Municipal Bond Insurance Organization)
AMBAC (AMBAC Indemnity Corporation)
FGIC (Financial Guaranty Insurance Company)
BIGI (Bond Investors Guarantee Insurance)
GNMA (Government National Mortgage Association)
FNMA (Federal National Mortgage Association)
FHLMC (Federal Home Loan Mortgage Corporation)
FHA (Federal Housing Authority)
GTD STD LNS (Guaranteed Student Loans)
PSF (Permanent School Fund, State of Texas)

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                                                    SEPTEMBER 30, 1998

SELECT BOND FUND

----------------
SELECT BOND FUND
----------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

 PORTFOLIO: Diversified investment-grade corporate, Treasury and government agency bonds, with maturities generally exceeding one year.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

 NET ASSETS:  $33,168,643
--------------------------------------------------------------------------------

The Select Bond Fund invests in high-quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

In recent months the Select Bond Fund has underperformed its benchmark partly because of a defensive posture on interest rates. This position was adopted early in 1998 in order to preserve capital, based on the belief that rates were likely to rise; however, interest rates have continued to decline. Recent increases in commodity prices, housing costs and medical care costs suggest that inflation is increasing modestly. The resultant rise in interest rates would be a negative for bond prices. The portfolio, therefore remains in a defensive position relative to interest rate risk.

The Fund also suffered from its modest exposure to foreign bonds. Although these holdings represent a minor portion of the portfolio, dramatic drops in value have had a pronounced negative impact on the portfolio.

At the end of September, the Fund is overweighted in corporate bonds and mortgage-backed securities, which are perceived as being undervalued relative to Treasury bonds. Treasury bonds have experienced dramatic price increases in recent months as investors sought liquidity. Holdings of corporate bonds were low, following the sale of some issues which had maintained value as stock prices declined. This action made a positive contribution to the Fund's performance. However, recently corporate bond holdings have been increased at price levels that represent long-term value.

PERCENTAGE HOLDINGS
9/30/98
---------------------------------------------
Mortgage-Backed and
  Asset-Backed Securities                 42%
Government and Government Agencies        36%
Money Market Investments                  12%
Corporate Bonds                           10%


The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.


                      M A S O N   S T R E E T   F U N D S

SELECT BOND FUND

PERFORMANCE RELATIVE TO
MERRILL LYNCH DOMESTIC MASTER INDEX

                                                 3/31/97   9/30/97   3/31/98   9/30/98
--------------------------------------------------------------------------------------
SELECT BOND FUND CLASS A                           9,524    10,358    10,677   10,743
SELECT BOND FUND CLASS B                          10,000    10,838    11,134   11,165
SELECT BOND FUND CLASS B REDEMPTION VALUE                                      10,778
MERRILL LYNCH DOMESTIC MASTER INDEX               10,000    10,712    11,205   11,955


TOTAL RETURN                                                Average
                                                             Annual
                                               One           Since
For the periods ended September 30, 1998       Year      Inception<F1>
-----------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)       3.72%           8.35%
-----------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                         11.61%          12.63%
-----------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.


 SCHEDULE OF INVESTMENTS

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     BONDS (87.8%)
     CORPORATE BONDS (9.9%)
     BANK HOLDING COMPANIES (1.7%)
     NationsBank Lease Pass
        Thru Trust, Class 1, 7.442%,
        1/10/11 (144A)                              $500,000         $551,485
     -------------------------------------------------------------------------

     ELECTRIC SERVICES (0.8%)
     Comed Financing II, 8.5%, 1/15/27               250,000          280,411
     -------------------------------------------------------------------------

     FINANCE (2.3%)
<F3> Tokai Preferred Capital Co.
        LLC, 9.98%, 12/29/49 (144A)                1,000,000          752,016
     -------------------------------------------------------------------------

     INDUSTRIAL (1.5%)
<F3> CSC Holdings Inc.,
        7.25%, 7/15/08                               500,000          496,250
     -------------------------------------------------------------------------

     INSURANCE (1.6%)
     Prudential Insurance Co.,
        6.375%, 7/23/06 (144A)                       500,000          518,714
     -------------------------------------------------------------------------

     RETAILERS (1.6%)
     LB Mortgage Trust, Class A3,
        8.396%, 1/20/17                              430,750          516,939
     -------------------------------------------------------------------------

     TEXTILES (0.4%)
<F2><F3>Polysindo International Finance,
        11.375%, 6/15/06                             800,000          140,000
     -------------------------------------------------------------------------
     TOTAL CORPORATE BONDS                                          3,255,815
     -------------------------------------------------------------------------

     GOVERNMENT BONDS
     (DOMESTIC AND FOREIGN)
     AND AGENCY BONDS (35.5%)
     FEDERAL GOVERNMENT BONDS (6.7%)
<F1> Hellenic Republic, 8.8%, 6/19/07            150,000,000          532,022
     Peru-Flirb Reduction Bond,
        3.25%, 3/7/17                              1,000,000          462,500
     Republic of Argentina Float,
        6.187%, 3/31/05                              470,000          380,465
     Republic of Korea,
        8.875%, 4/15/08                            1,000,000          859,077
     -------------------------------------------------------------------------
     TOTAL                                                          2,234,064
     -------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (28.8%)
<F2> Federal Home Loan Bank,
        6.5%, 1/7/08                                 450,000          451,792
     Federal Home Loan Mortgage
        Corporation, 7.5%, 10/1/27                 1,550,122        1,597,633


                                                             SEPTEMBER 30, 1998

SELECT BOND FUND
                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     Federal National Mortgage
        Association, 6.22%, 2/1/06                  $487,233         $515,852
     Federal National Mortgage
        Association, 6.39%, 4/1/08                   496,897          535,441
     Federal National Mortgage
        Association, 6.96%, 10/1/07                  297,645          331,406
     Federal National Mortgage
        Association, 7.36%, 4/1/11                   486,313          560,893
     Federal National Mortgage
        Association, 10%, 10/1/17                     58,463           65,135
     Federal National Mortgage
        Association, 11%, 12/1/17                    135,501          155,187
     Federal National Mortgage
        Association, 11%, 12/1/12                     54,846           61,017
     Federal National Mortgage
        Association, 11%, 9/1/17                     396,839          453,421
     Federal National Mortgage
        Association, 11%, 2/1/18                     157,195          176,108
     Federal National Mortgage
        Association, 11.50%, 4/1/18                  235,560          267,288
     Federal National Mortgage
        Association, 12%, 12/1/12                     79,856           90,974
     Federal National Mortgage
        Association, 12%, 12/1/17                    113,594          130,421
     Federal National Mortgage
        Association, 12%, 2/1/18                     152,735          175,360
     Federal National Mortgage
        Association, 12%, 10/1/17                    191,214          218,403
     Federal National Mortgage
        Association, 12%, 9/1/12                     418,193          473,997
     Federal National Mortgage
        Association, 12%, 9/1/17                     137,685          157,262
     Federal National Mortgage
        Association, 12.25%, 1/1/18                   77,336           91,604
     Federal National Mortgage
        Association, 12.50%, 4/1/18                  114,476          133,079
     Federal National Mortgage
        Association, 13%, 12/1/17                     83,970           97,747
     Federal National Mortgage
        Association, 13%, 2/1/18                     212,301          247,166
     Federal National Mortgage
        Association, 13%, 11/1/12                     68,220           78,837
     Federal National Mortgage
        Association, 13%, 11/1/07                    260,483          304,765
     Federal National Mortgage
        Association, 14%, 12/1/17                     57,286           68,019
     Government National Mortgage
        Association, 7.5%, 6/15/28                   395,359          409,569

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     Government National Mortgage
        Association, 8.0%, 12/15/26                 $566,093         $592,128
     Government National Mortgage
        Association, 8.0%, 7/15/27                   354,002          368,839
     Vendee Mortgage Trust,
        Class E, 6.5%, 3/15/29                       750,000          755,156
     -------------------------------------------------------------------------
     TOTAL                                                          9,564,499
     -------------------------------------------------------------------------
     TOTAL GOVERNMENT AND AGENCY BONDS                             11,798,563
     -------------------------------------------------------------------------

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (42.4%)
     COMMERCIAL MORTGAGES (26.3%)
     Asset Securitization Corporation,
        Class CS1, 1.257%, 11/13/26 IO            16,631,507          633,993
<F3> Chase Commercial Mortgage
        Securities Corp., Class A2,
        6.60%, 12/12/29                              500,000          519,120
<F3> Chase Commercial Mortgage
        Securities Corp., Class B,
        6.60%, 12/12/29                              500,000          519,780
     Credit Suisse First Boston Mortgage
        Securities Corp., Class B, 9.591%,
        4/25/25 (144A)                               457,000          554,524
     Credit Suisse First Boston Mortgage
        Securities Corp., Class A2, 7.26%,
        6/20/29 (144A)                               244,936          261,198
<F3> Credit Suisse First Boston
        Mortgage Securities Corp., Class B,
        7.28%, 6/20/29 (144A)                        250,000          266,875
<F3> Credit Suisse First Boston Mortgage
        Securities Corp., Class D, 7.46%,
        6/20/29 (144A)                               500,000          533,085
<F3> Criimi Mae Commercial Mortgage
        Trust, Class A1, 7.0%, 11/2/06               500,000          508,010
<F3> Commercial Mortgage Acceptance
        Corporation, Class B,
        6.647%, 12/15/30                             500,000          517,400
     DLJ Mortgage Acceptance Corp.,
        Class S, .3571%, 10/15/17
        (144A) IO                                 29,741,730          786,529
     DLJ Mortgage Acceptance Corp.,
        Class S, .718%, 2/15/31
        (144A) IO                                  9,951,859          447,336
     Merrill Lynch Mortgage
        Investors, Inc., Class E,
        7.12%, 6/18/29                               500,000          505,745
     Merrill Lynch Mortgage
        Investors, Inc., Class E,
        8.097%, 6/25/22 (144A)                       500,000          552,530


                      M A S O N   S T R E E T   F U N D S

SELECT BOND FUND

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     COMMERCIAL MORTGAGES (CONTINUED)
     Midland Realty Acceptance Corp.,
        Class AEC, 1.389%, 1/25/29
        (144A) IO                                 $9,308,520         $682,780
<F3> Nomura Asset Securities Corp.,
        6.769%, 3/15/30                              200,000          220,726
<F3> Nomura Asset Securities Corp.,
        7.349%, 3/15/30                              600,000          666,066
<F3> Red Mountain Funding LLC,
        Class E, 7.365%, 1/15/19 (144A)              176,000          179,339
<F3> Red Mountain Funding LLC,
        Class F, 7.471%, 1/15/19 (144A)              400,000          381,476
     -------------------------------------------------------------------------
     TOTAL                                                          8,736,512
     -------------------------------------------------------------------------

     CREDIT CARD ASSET-BACKED (0.8%)
<F3> Iroquois Trust, Class A, 6.752%,
        6/25/07 (144A)                               250,000          257,752
     -------------------------------------------------------------------------

     FRANCHISE LOAN RECEIVABLES (5.6%)
     EMAC Owner Trust, 1.378%,
        1/15/23 (144A) IO                         13,935,636        1,042,386
     EMAC Owner Trust, Class A2,
        6.38%, 4/15/07 (144A)                        400,000          404,750
     Global Franchise Trust, Class A1,
        6.349%, 4/10/04 (144A)                       396,042          400,622
     -------------------------------------------------------------------------
     TOTAL                                                          1,847,758
     -------------------------------------------------------------------------

     HOME EQUITY LOAN (0.9%)
     Amresco Residential Securities,
        Class A2, 6.245%, 4/25/22                    300,000          302,784
     -------------------------------------------------------------------------

     MANUFACTURED HOUSING (2.0%)
     Mid-State Trust VI, Class A3,
        7.54%, 7/1/35                                625,413          652,369
     -------------------------------------------------------------------------

     OTHER ASSET-BACKED (4.3%)
     FMAC Loan Receivables Trust
        98-A, 6.2%, 9/15/20                          281,756          285,454
     Harley-Davidson Eaglemark Trust,
        Class A2, 5.87%, 4/15/04                     300,000          305,062
<F3> Heilig Meyers Master Trust,
        6.125%, 1/20/07                              500,000          519,930
     Newcourt Equipment, Class B,
        6.764%, 9/20/04 (144A)                       317,777          319,544
     -------------------------------------------------------------------------
     TOTAL                                                          1,429,990
     -------------------------------------------------------------------------

                                                  Shares/Par     Market Value
     -------------------------------------------------------------------------
     RESIDENTIAL MORTGAGES (2.5%)
     BCF LLC Mortgage Pass Thru
        Certificate, Class B3, 7.75%,
        3/25/37 (144A)                              $328,793         $337,483
     Blackrock Capital Finance, Class B3,
        7.25%, 11/25/28 (144A)                       491,119          493,231
     -------------------------------------------------------------------------
     TOTAL                                                            830,714
     -------------------------------------------------------------------------
     TOTAL MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES                                       14,057,879
     -------------------------------------------------------------------------
     TOTAL BONDS                                                   29,112,257
     =========================================================================

     MONEY MARKET INVESTMENTS (15.5%)
     FEDERAL GOVERNMENT AND AGENCIES (5.0%)
<F2> Federal Home Loan Mortgage
        Corporation, 5.449%, 10/9/98                 200,000          199,758
     U.S. Treasury Bill, 4.475%, 4/1/99            1,500,000        1,467,165
     -------------------------------------------------------------------------
     TOTAL                                                          1,666,923
     ------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (10.5%)
<F2> American Express Credit
        Corporation, 5.249%, 10/29/98                500,000          497,958
     Associates Corp. of N.A.,
        5.699%, 10/1/98                            1,000,000        1,000,000
<F2> Chrysler Financial Corporation,
        5.25%, 11/4/98                             1,000,000          995,042
<F2> General Electric Capital
        Corporation, 5.359%, 10/21/98              1,000,000          997,022
     -------------------------------------------------------------------------
     TOTAL                                                          3,490,022
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 5,156,945
     =========================================================================
     TOTAL INVESTMENTS (103.3%)
        (COST $34,637,255)<F4>                                     34,269,202
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-3.3%)                       (1,100,559)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $33,168,643
     =========================================================================


                                                           SEPTEMBER 30, 1998

SELECT BOND FUND

IO - Interest Only Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F1> Foreign security denominated in Greek Drachma.

<F2> Defaulted Security

<F3> Partially held by the custodian in a segregated account as collateral for open futures and forward positions. Information regarding open futures contracts as of September 30, 1998 is summarized below:

                                   Number of      Expiration     Unrealized
     Issuers                       Contracts         Date       Depreciation
     -----------------------------------------------------------------------
     U.S. Treasury Bond Futures
        (Notional Value of
         $100,000 per Contract)        60           12/98         $269,253

Forward contracts outstanding at September 30, 1998:

                                Principal Amount
                                   Covered by     Expiration     Unrealized
     Type                           Contract         Date       Depreciation
     -----------------------------------------------------------------------
     FNMA                          1,200,000        10/98          $8,625

<F4> At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $34,637,255 and the net unrealized depreciation of investments based on that cost was $368,053 which is comprised of $627,646 aggregate gross unrealized appreciation and $995,699 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)



                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND


FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $33,453,343)                                  $33,886,250
Money Market Investments (cost $3,191,078)                          3,191,078
--------------------------------------------------------------------------------
                                                                   37,077,328
--------------------------------------------------------------------------------
Due from Sale of Securities                                           565,428
Due from Sale of Fund Shares                                           21,285
Unamortized Organizational Costs                                       14,459
Dividends and Interest Receivable                                       1,616
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     37,680,116
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         266,878
Due to Investment Advisor                                              42,322
Accrued Shareholder Servicing Fees                                     31,595
Other Accrued Liabilities                                              30,866
Accrued Administrative Fees                                             5,940
Due on Redemption of Fund Shares                                           73
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   377,674
--------------------------------------------------------------------------------
NET ASSETS                                                        $37,302,442
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,279,402 shares outstanding)                             $35,203,207
Undistributed Net Investment Loss                                   (198,092)
Undistributed Accumulated Net
 Realized Gain on Investments                                       1,886,276
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                                432,907
 Index Futures Contracts                                             (21,856)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,279,402
 SHARES OUTSTANDING                                               $37,302,442
================================================================================
Per Share of Class A (Based on 3,014,189
 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $11.95
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                 $11.38
================================================================================
Per Share of Class B (Based on 265,213
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $11.29
================================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                             $71,429
 Dividends                                                             14,398
--------------------------------------------------------------------------------
  TOTAL INCOME                                                         85,827
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                      160,540
 Shareholder Servicing Fees                                            53,513
 Distribution Fees:
  Class A                                                              20,072
  Class B                                                              10,002
 Transfer Agent Fees                                                   28,980
 Administrative Fees                                                   21,405
 Other Expenses                                                        21,226
 Custody Fees                                                          11,978
 Registration Fees                                                      1,284
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      329,000
--------------------------------------------------------------------------------
  Less:
  Custodian Fees Paid Indirectly                                      (3,018)
  Expenses Reimbursed by Affiliates                                  (42,063)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  283,919
--------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                (198,092)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on Investments                                    1,845,093
Net Change in Unrealized Depreciation of:
 Investment Securities                                           (11,687,704)
 Index Futures Contracts                                             (21,856)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
 OF INVESTMENTS FOR THE PERIOD                                   (11,709,560)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (9,864,467)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                      $(10,062,559)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                                                            SEPTEMBER 30, 1998

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Loss                                                                      $(198,092)               $(332,166)
  Net Realized Gain on Investments                                                          1,845,093                1,864,006
  Net Change in Unrealized Appreciation (Depreciation) of Investments for the Period     (11,709,560)               12,120,610
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                     (10,062,559)               13,652,450
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Realized Gain on Investments                       _              (1,513,217)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                       _                 (45,705)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                        _              (1,558,922)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 202,060 and 2,757,479 Shares                                        2,745,045               28,325,850
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 121,508 shares)          _                1,511,566
  Payments for 59,106 and 8,348 Shares Redeemed                                             (728,604)                (110,997)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (142,954 and 2,870,635 shares)                        2,016,441               29,726,419
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 144,188 and 126,434 Shares                                          1,940,327                1,647,644
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 3,678 shares)            _                   45,607
  Payments for 8,547 and 1,140 Shares Redeemed                                              (102,092)                 (14,873)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (135,641 and 128,972 shares)                          1,838,235                1,678,378
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  (6,207,883)               43,498,325

NET ASSETS
 Beginning of Period                                                                       43,510,325                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT LOSS OF $198,092 AND $0)            $37,302,442              $43,510,325
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.


                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND


FINANCIAL HIGHLIGHTS
                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                              $14.50              $14.43          $10.00            $10.00
  Income from Investment Operations:
     Net Investment Loss<F1>                                        (0.06)              (0.09)          (0.12)            (0.21)
     Net Realized and Unrealized Gains
      (Losses) on Investments                                       (3.06)              (3.05)           5.18              5.18
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                              (3.12)              (3.14)           5.06              4.97
-----------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                        0.00                0.00            0.00              0.00
     Distributions from Realized Gains on Investments                0.00                0.00           (0.56)            (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                            0.00                0.00           (0.56)            (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                    $11.38              $11.29          $14.50            $14.43
===================================================================================================================================
 TOTAL RETURN<F2>                                               (21.52)%            (21.76)%           51.57%           50.59%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
===================================================================================================================================
 NET ASSETS, END OF PERIOD                                   $34,307,872          $2,994,570      $41,640,193       $1,870,132
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.30%<F3>           1.95%<F3>            1.30%            1.95%
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.64%<F3>           2.29%<F3>            1.64%            2.29%
===================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS         (0.88)% <F3>        (1.53)% <F3>          (0.96)%          (1.61)%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                          39.03%              39.03%           64.91%           64.91%
===================================================================================================================================
 AVERAGE COMMISSION RATE                                         $0.0461             $0.0461          $0.0548          $0.0548
===================================================================================================================================

<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                    SEPTEMBER 30, 1998

                           INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $29,384,733)                                  $22,668,468
Money Market Investments (cost $2,395,238)                          2,395,238
Bonds (cost $456,898)                                                 379,256
--------------------------------------------------------------------------------
                                                                   25,442,962
--------------------------------------------------------------------------------
Cash                                                                   89,907
Due from Foreign Currency Contracts                                 1,504,544
Due from Sale of Securities                                           964,837
Dividends Receivable                                                  146,456
Unamortized Organizational Costs                                       14,447
Due from Sale of Fund Shares                                            6,227
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     28,169,380
--------------------------------------------------------------------------------
LIABILITIES
Due on Foreign Currency Contracts                                   1,512,927
Due on Purchase of Securities                                         603,538
Other Accrued Liabilities                                              69,264
Due to Investment Advisor                                              37,815
Accrued Shareholder Servicing Fees                                     21,761
Accrued Administrative Fees                                            10,780
Due on Redemption of Fund Shares                                          333
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 2,256,418
--------------------------------------------------------------------------------
NET ASSETS                                                        $25,912,962
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,108,027 shares outstanding)                             $31,190,527
Undistributed Net Investment Income                                   491,488
Undistributed Accumulated Net
 Realized Gain on Investments                                       1,030,655
Net Unrealized Depreciation of:
 Investment Securities                                            (6,793,908)
 Foreign Currency Transactions                                        (5,800)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,108,027
 SHARES OUTSTANDING                                               $25,912,962
================================================================================
Per Share of Class A (Based on
 2,872,412 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $8.76
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $8.34
================================================================================
Per Share of Class B (Based on 235,615
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $8.29
================================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $44,385)                    $531,878
 Interest                                                              98,516
--------------------------------------------------------------------------------
  TOTAL INCOME                                                        630,394
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                      127,836
 Custody Fees                                                          46,378
 Shareholder Servicing Fees                                            37,599
 Transfer Agent Fees                                                   26,869
 Distribution Fees:
  Class A                                                              14,142
  Class B                                                               6,734
 Administrative Fees                                                   15,040
 Audit Fees                                                             9,074
 Shareholder Reporting Expenses                                         6,654
 Other Expenses                                                         3,000
 Directors Fees                                                         2,550
 Professional Fees                                                      2,067
 Registration Fees                                                        365
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      298,308
--------------------------------------------------------------------------------
  Less:
     Expenses Reimbursed by Affiliates                               (44,282)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  254,026
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                376,368
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                              1,005,194
 Foreign Currency Transactions                                       (50,227)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
  FOR THE PERIOD                                                      954,967
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                           (8,215,757)
  Foreign Currency Transactions                                       (5,112)
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                (8,220,869)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (7,265,902)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(6,889,534)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                      $376,368                 $636,372
  Net Realized Gain on Investments                                                            954,967                  181,411
  Net Unrealized Appreciation (Depreciation) of Investments and
     Foreign Currency Transactions for the Period                                         (8,220,869)                1,421,161
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                      (6,889,534)                2,238,944
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                                  -                (575,912)
  Distributions to Class B Shareholders from Net Investment Income                                  -                 (18,152)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                        -                (594,064)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 150,227 and 2,746,325 Shares                                        1,523,149               27,522,507
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 59,873 shares)           -                  575,381
  Payments for 61,101 and 23,510 Shares Redeemed                                            (583,529)                (244,631)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (89,126 and 2,782,688 shares)                           939,620               27,853,257
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 109,963 and 141,383 Shares                                          1,071,985                1,436,283
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 1,897 shares)            -                   18,150
  Payments for 11,517 and 6,714 Shares Redeemed                                             (105,866)                 (67,813)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (98,446 and 136,566 shares)                             966,119                1,386,620
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  (4,983,795)               30,884,757

NET ASSETS
 Beginning of Period                                                                       30,896,757                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $491,488 AND $115,120)    $25,912,962              $30,896,757
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.


                                                    SEPTEMBER 30, 1998

                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS


                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                             $10.58              $10.53           $10.00            $10.00
  Income from Investment Operations:
     Net Investment Income<F1>                                      0.13                0.08             0.24              0.10
     Net Realized and Unrealized Gains (Losses) on Investments    (2.37)              (2.32)             0.56              0.63
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                            (2.24)              (2.24)             0.80              0.73
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                       0.00                0.00           (0.22)            (0.20)
     Distributions from Realized Gains on Investments               0.00                0.00             0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                           0.00                0.00           (0.22)            (0.20)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                    $8.34               $8.29           $10.58            $10.53
====================================================================================================================================
 TOTAL RETURN<F2>                                               (21.17)%            (21.27)%            8.19%             7.49%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                   $23,960,358          $1,952,604      $29,451,833        $1,444,924
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.65%<F3>           2.30%<F3>            1.65%             2.30%
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 2.09%<F3>           2.74%<F3>            2.13%             2.78%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          2.55%<F3>           1.90%<F3>            2.34%             1.69%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                         131.84%             131.84%           10.07%            10.07%
====================================================================================================================================
 AVERAGE COMMISSION RATE                                         $0.0223             $0.0223          $0.0016           $0.0016
====================================================================================================================================

<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.



                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $26,640,206)                                  $32,177,147
Money Market Investments (cost $6,882,748)                          6,882,748
--------------------------------------------------------------------------------
                                                                   39,059,895
--------------------------------------------------------------------------------
Cash                                                                   13,958
Dividends and Interest Receivable                                      30,309
Unamortized Organizational Costs                                       14,459
Due from Sale of Fund Shares                                            8,842
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     39,127,463
--------------------------------------------------------------------------------
LIABILITIES
Futures Variation Margin                                              126,000
Due to Investment Advisor                                              45,193
Accrued Shareholder Servicing Fees                                     31,141
Accrued Registration Fees                                               8,905
Other Accrued Liabilities                                               8,581
Accrued Administrative Fees                                             6,060
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   225,880
--------------------------------------------------------------------------------
NET ASSETS                                                        $38,901,583
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,984,087 shares outstanding)                             $31,273,548
Undistributed Net Investment Income                                   104,469
Undistributed Accumulated Net
 Realized Gain on Investments                                       1,878,025
Net Unrealized Appreciation of:
 Investment Securities                                              5,536,941
 Index Futures Contracts                                              108,600
--------------------------------------------------------------------------------
NET ASSETS FOR 2,984,087
 SHARES OUTSTANDING                                               $38,901,583
================================================================================
Per Share of Class A (Based on
 2,854,891 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $13.69
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                 $13.04
================================================================================
Per Share of Class B (Based on 129,196
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $12.94
================================================================================

Statement of Operations

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                            $182,296
 Dividends (less foreign dividend tax of $2,748)                      168,117
--------------------------------------------------------------------------------
  TOTAL INCOME                                                        350,413
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                      153,750
 Shareholder Servicing Fees                                            51,250
 Distribution Fees:
  Class A                                                              19,856
  Class B                                                               4,833
 Transfer Agent Fees                                                   23,457
 Administrative Fees                                                   20,500
 Other Expenses                                                        10,901
 Custody Fees                                                           9,225
 Shareholder Reporting Expenses                                         5,953
 Directors Fees                                                         2,472
 Professional Fees                                                      1,590
 Registration Fees                                                        945
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      304,732
--------------------------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                                    (1,712)
    Expenses Reimbursed by Affiliates                                (34,042)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  268,978
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 81,435
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                              1,196,212
 Futures Contracts                                                  (486,192)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                                    710,020
--------------------------------------------------------------------------------
Net Change in Unrealized
Appreciation (Depreciation) of:
 Investment Securities                                            (4,054,683)
 Index Futures Contracts                                               59,631
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    OF INVESTMENTS FOR THE PERIOD                                 (3,995,052)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (3,285,032)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(3,203,597)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.
(Prepared from Unaudited Figures)

                                                    SEPTEMBER 30, 1998
                               GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS



                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                       $81,435                  $90,829
  Net Realized Gain on Investments                                                            710,020                1,966,059
  Net Change in Unrealized Appreciation (Depreciation) of Investments for the Period      (3,995,052)                9,640,593
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                      (3,203,597)               11,697,481
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                                  -                (134,147)
  Distributions to Class A Shareholders from Net Realized Gain on Investments                       -                (787,500)
  Distributions to Class B Shareholders from Net Investment Income                                  -                  (1,034)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                       -                 (10,555)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                        -                (933,236)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 156,203 and 2,643,059 Shares                                        2,246,695               26,708,776
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 75,479 shares)           -                  921,596
  Payments for 13,080 and 7,370 Shares Redeemed                                             (185,730)                 (90,416)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (143,123 and 2,711,168 shares)                        2,060,965               27,539,956
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 77,525 and 56,279 Shares                                            1,094,915                  707,826
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 951 shares)              -                   11,573
  Payments for 6,156 and 3 Shares Redeemed                                                   (86,259)                     (41)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (71,369 and 57,227 shares)                            1,008,656                  719,358
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (133,976)               39,023,559

NET ASSETS
 Beginning of Period                                                                       39,035,559                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
  $104,469 AND $23,034)                                                      $38,901,583              $39,035,559
====================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.


                      M A S O N   S T R E E T   F U N D S


                               GROWTH STOCK FUND
FINANCIAL HIGHLIGHTS


                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                              $14.10              $14.03          $10.00            $10.00
  Income from Investment Operations:
     Net Investment Income (Loss)<F1>                                0.03               (0.01)           0.04             (0.05)
     Net Realized and Unrealized Gains (Losses) on Investments      (1.09)              (1.08)           4.41              4.41
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                              (1.06)              (1.09)           4.45              4.36
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                        0.00                0.00           (0.05)            (0.03)
     Distributions from Realized Gains on Investments                0.00                0.00           (0.30)            (0.30)
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                            0.00                0.00           (0.35)            (0.33)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                    $13.04              $12.94          $14.10            $14.03
===================================================================================================================================
 TOTAL RETURN<F2>                                                (7.52)%             (7.77)%           45.08%            44.12%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                   $37,230,152          $1,671,431      $38,224,386          $811,173
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.30%<F3>           1.95%<F3>            1.30%             1.95%
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.59%<F3>           2.24%<F3>            1.63%             2.28%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                                 0.42%<F3>         (0.23)%<F3>            0.29%           (0.36)%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                          15.53%              15.53%           37.52%            37.52%
===================================================================================================================================
 AVERAGE COMMISSION RATE                                         $0.0534             $0.0534          $0.0510           $0.0510
===================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                              SEPTEMBER 30, 1998

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $41,649,295)                                  $38,269,271
Money Market Investments (cost $800,000)                              800,000
--------------------------------------------------------------------------------
                                                                   39,069,271
--------------------------------------------------------------------------------
Due from Sale of Securities                                           655,003
Dividends and Interest Receivable                                      59,810
Due from Sale of Fund Shares                                           16,932
Unamortized Organizational Costs                                       14,459
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     39,815,475
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         871,677
Due to Investment Advisor                                              38,385
Accrued Shareholder Servicing Fees                                     30,556
Other Accrued Liabilities                                              12,768
Accrued Registration Fees                                               9,543
Accrued Administrative Fees                                             5,918
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   968,847
--------------------------------------------------------------------------------
NET ASSETS                                                        $38,846,628
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,472,005 shares outstanding)                             $36,147,684
Undistributed Net Investment Income                                    94,085
Undistributed Accumulated Net
 Realized Gain on Investments                                       5,984,883
Net Unrealized Depreciation of
 Investment Securities                                            (3,380,024)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,472,005
 SHARES OUTSTANDING                                               $38,846,628
================================================================================
Per Share of Class A (Based on
 3,220,598 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $11.76
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                 $11.20
================================================================================
Per Share of Class B (Based on 251,407
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $11.10
================================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                           $283,693
 Interest                                                              31,564
--------------------------------------------------------------------------------
  TOTAL INCOME                                                        315,257
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                      132,587
 Shareholder Servicing Fees                                            50,995
 Distribution Fees:
  Class A                                                              19,274
  Class B                                                               8,431
 Transfer Agent Fees                                                   24,222
 Administrative Fees                                                   20,398
 Custody Fees                                                          16,229
 Audit Fee Expense                                                      8,023
 Shareholder Reporting Expense                                          5,962
 Other Expenses                                                         3,225
 Directors Fees                                                         2,472
 Professional Fees                                                      1,592
 Registration Fees                                                      1,170
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      294,580
--------------------------------------------------------------------------------
  Less:
  Custodian Fees Paid Indirectly                                      (1,919)
  Expenses Reimbursed by Affiliates                                  (42,491)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  250,170
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 65,087
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net Realized Gain on Investments                                    3,580,847
Net Change in Unrealized Depreciation
 of Investments for the Period                                    (7,946,373)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (4,365,526)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(4,300,439)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                      M A S O N   S T R E E T   F U N D S

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                       $65,087                 $116,137
  Net Realized Gain on Investments                                                          3,580,847                6,264,818
  Net Change in Unrealized Appreciation (Depreciation) of Investments for the Period      (7,946,373)                4,566,349
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                      (4,300,439)               10,947,304
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                                  -                (152,006)
  Distributions to Class A Shareholders from Net Realized Gain on Investments                       -              (3,768,242)
  Distributions to Class B Shareholders from Net Investment Income                                  -                  (2,604)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                       -                 (92,540)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                        -              (4,015,392)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 201,476 and 2,700,758 Shares                                        2,513,320               27,377,915
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 366,764 shares)          -                3,917,041
  Payments for 19,193 and 29,807 Shares Redeemed                                            (240,696)                (358,157)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (182,283 and 3,037,715 shares)                        2,272,624               30,936,799
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 139,696 and 116,172 Shares                                          1,685,115                1,379,764
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 8,931 shares)            _                   95,020
  Payments for 11,885 and 2,107 Shares Redeemed                                             (140,290)                 (25,877)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (127,811 and 122,996 shares)                          1,544,825                1,448,907
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (482,990)               39,317,618

NET ASSETS
 Beginning of Period                                                                       39,329,618                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $94,085 AND $28,998)      $38,846,628              $39,329,618
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.



                                                    SEPTEMBER 30, 1998


                          GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS


                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                              $12.44              $12.37          $10.00            $10.00
  Income from Investment Operations:
     Net Investment Income (Loss)<F1>                                0.02                0.01            0.04             (0.03)
     Net Realized and Unrealized Gains
      (Losses) on Investments                                       (1.26)              (1.28)           3.90              3.88
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                              (1.24)              (1.27)           3.94              3.85
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                        0.00                0.00           (0.06)            (0.04)
     Distributions from Realized Gains on Investments                0.00                0.00           (1.44)            (1.44)
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                            0.00                0.00           (1.50)            (1.48)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                    $11.20              $11.10          $12.44            $12.37
===================================================================================================================================
 TOTAL RETURN<F2>                                                (9.97)%            (10.27)%           41.90%           40.96%
===================================================================================================================================
 RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                   $36,056,429          $2,790,199      $37,800,412       $1,529,206
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.20%<F3>           1.85%<F3>            1.20%            1.85%
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.54%<F3>           2.19%<F3>            1.57%            2.22%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                                  0.35%<F3>        (0.30)% <F3>            0.37%          (0.28)%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                          98.53%              98.53%          140.29%          140.29%
===================================================================================================================================
 AVERAGE COMMISSION RATE                                          $0.042              $0.042          $0.0440          $0.0440
===================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.



                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $46,321,568)                                  $54,047,043
Money Market Investments (cost $998,625)                              998,625
-------------------------------------------------------------------------------
                                                                   55,045,668
-------------------------------------------------------------------------------
Cash                                                                  160,037
Due from Sale of Fund Shares                                          136,596
Dividends and Interest Receivable                                      78,806
Unamortized Organizational Costs                                       14,459
Due from Sale of Securities                                                58
-------------------------------------------------------------------------------
 TOTAL ASSETS                                                      55,435,624
-------------------------------------------------------------------------------
LIABILITIES
Accrued Shareholder Servicing Fees                                     41,854
Futures Variation Margin                                               31,500
Due to Investment Advisor                                              21,361
Other Accrued Liabilities                                              16,353
Accrued Registration Fees                                              12,702
Accrued Administrative Fees                                             8,318
-------------------------------------------------------------------------------
 TOTAL LIABILITIES                                                    132,088
-------------------------------------------------------------------------------
NET ASSETS                                                        $55,303,536
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,136,499 shares outstanding)                             $46,984,572
Undistributed Net Investment Income                                   382,817
Undistributed Accumulated Net
 Realized Gain on Investments                                         214,421
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                              7,725,476
 Index Futures Contracts                                              (3,750)
-------------------------------------------------------------------------------
NET ASSETS FOR                                                      4,136,499
 SHARES OUTSTANDING                                               $55,303,536
===============================================================================
Per Share of Class A (Based on
 3,465,354 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $14.06
===============================================================================
 NET ASSET VALUE AND REDEMPTION PRICE                                  $13.39
===============================================================================
Per Share of Class B (Based on 671,145
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $13.27
===============================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $4,374)                     $368,329
 Interest                                                             157,804
-------------------------------------------------------------------------------
 TOTAL INCOME                                                         526,133
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       80,981
 Shareholder Servicing Fees                                            67,484
 Distribution Fees:
  Class A                                                              23,513
  Class B                                                              26,102
  Transfer Agent Fees                                                  27,964
 Administrative Fees                                                   26,994
 Custody Fees                                                          23,375
  Other Expenses                                                        8,617
 Shareholder Reporting Expenses                                         8,596
 Audit Fees                                                             7,521
 Registration Fees                                                      3,632
 Directors Fees                                                         2,472
 Professional Fees                                                      1,592
-------------------------------------------------------------------------------
   TOTAL EXPENSES                                                     308,843
-------------------------------------------------------------------------------
   Less:
     Custodian Fees Paid Indirectly                                   (2,177)
     Expenses Reimbursed by Affiliates                               (56,776)
-------------------------------------------------------------------------------
 TOTAL NET EXPENSES                                                   249,890
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                276,243
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                                193,042
 Index Futures Contracts                                            (318,966)
-------------------------------------------------------------------------------
 NET REALIZED LOSS ON INVESTMENTS
  FOR THE PERIOD                                                    (125,924)
-------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
 Investment Securities                                            (4,233,501)
 Index Futures Contracts                                            (252,525)
-------------------------------------------------------------------------------
 NET CHANGE IN UNREALIZED DEPRECIATION
  OF INVESTMENTS FOR THE PERIOD                                   (4,486,026)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (4,611,950)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(4,335,707)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                                                           SEPTEMBER 30, 1998


                              INDEX 500 STOCK FUND


STATEMENT OF CHANGES IN NET ASSETS
                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                        $276,243                 $354,941
  Net Realized Gain (Loss) on Investments                                                     (125,924)                  535,402
  Net Change in Unrealized Appreciation (Depreciation) of Investments and
    Foreign Currency Transactions for the Period                                            (4,486,026)               12,207,752
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                        (4,335,707)               13,098,095
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                                    -                (300,021)
  Distributions to Class A Shareholders from Net Realized Gain on Investments                         -                (183,740)
  Distributions to Class B Shareholders from Net Investment Income                                    -                 (17,018)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                         -                 (11,318)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                          -                (512,097)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 477,485 and 3,001,056 Shares                                          6,913,321               31,280,916
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 39,415 shares)             -                  482,830
  Payments for 32,046 and 21,156 Shares Redeemed                                              (448,831)                (254,109)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (445,439 and 3,019,315 shares)                          6,464,490               31,509,637
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 389,930 and 311,242 Shares                                            5,562,067                3,901,288
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 2,318 shares)              -                   28,306
  Payments for 14,715 and 18,230 Shares Redeemed                                              (201,450)                (223,093)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (375,215 and 295,330 shares)                            5,360,617                3,706,501
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                                                                 7,489,400               47,802,136

NET ASSETS
 Beginning of Period                                                                         47,814,136                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $382,817 AND $106,574)      $55,303,536              $47,814,136
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.



                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND


FINANCIAL HIGHLIGHTS
                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                             $14.43              $14.35            $10.00           $10.00
  Income from Investment Operations:
     Net Investment Income<F1>                                      0.08                0.03              0.13             0.05
     Net Realized and Unrealized Gains
      (Losses) on Investments                                     (1.12)              (1.11)              4.48             4.47
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                            (1.04)              (1.08)              4.61             4.52
----------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                       0.00                0.00            (0.11)           (0.10)
     Distributions from Realized Gains on Investments               0.00                0.00            (0.07)           (0.07)
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                           0.00                0.00            (0.18)           (0.17)
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                   $13.39              $13.27            $14.43           $14.35
==================================================================================================================================
 TOTAL RETURN<F2>                                                (7.21)%             (7.53)%            46.35%           45.44%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                   $46,394,902          $8,908,634       $43,567,584       $4,246,552
==================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   0.85%<F3>           1.50%<F3>             0.85%            1.50%
==================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.24%<F3>           1.89%<F3>             1.30%            1.95%
==================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          1.11%<F3>           0.46%<F3>             1.04%            0.39%
==================================================================================================================================
 PORTFOLIO TURNOVER RATE                                           1.66%               1.66%             2.47%            2.47%
==================================================================================================================================
 AVERAGE COMMISSION RATE                                         $0.0219             $0.0219           $0.0255          $0.0255
==================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                    SEPTEMBER 30, 1998

                             ASSET ALLOCATION FUND

Statement of Assets and Liabilities

September 30, 1998
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $11,204,718)                                  $12,685,627
Bonds (cost $13,094,386)                                           12,923,887
Foreign Common Stock (cost $3,878,468)                              3,956,209
Money Market Investments (cost $6,083,369)                          6,083,369
Preferred Stock (cost $1,483,122)                                   1,478,750
--------------------------------------------------------------------------------
                                                                   37,127,842
--------------------------------------------------------------------------------
Cash                                                                  182,853
Dividends and Interest Receivable                                     251,686
Due from Securities Sold                                               57,770
Due from Sale of Fund Shares                                           25,275
Unamortized Organizational Costs                                       14,459
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     37,659,885
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         192,062
Futures Variation Margin                                               78,750
Due to Investment Advisor                                              38,962
Other Accrued Liabilities                                              31,407
Accrued Shareholder Servicing Fees                                     28,910
Accrued Administrative Fees                                             5,662
Due on Redemption of Fund Shares                                        1,927
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   377,680
--------------------------------------------------------------------------------
NET ASSETS                                                        $37,282,205
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,265,390 shares outstanding)                             $33,999,485
Undistributed Net Investment Income                                   786,213
Undistributed Accumulated Net
 Realized Gain on Investments                                       1,035,597
Net Unrealized Appreciation of:
 Investment Securities                                              1,383,781
 Futures Contracts                                                     76,263
 Foreign Currency Transactions                                            866
--------------------------------------------------------------------------------
NET ASSETS FOR 3,265,390
 SHARES OUTSTANDING                                               $37,282,205
================================================================================
Per Share of Class A (Based on
 2,918,218 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $12.00
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                 $11.43
================================================================================
Per Share of Class B (Based on 347,172
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $11.34
================================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                            $658,628
 Dividends (less foreign dividend tax of $7,603)                      159,549
--------------------------------------------------------------------------------
  TOTAL INCOME                                                        818,177
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                      133,121
 Shareholder Servicing Fees                                            47,543
 Distribution Fees:
  Class A                                                              17,613
  Class B                                                              10,533
 Transfer Agent Fees                                                   23,129
 Administrative Fees                                                   19,017
 Custody Fees                                                          17,473
 Shareholder Reporting Expenses                                         7,130
 Audit Fees                                                             8,023
 Other Expenses                                                         6,657
 Directors Fees                                                         2,472
 Professional Fees                                                      1,916
 Registration Fees                                                      1,217
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      295,844
--------------------------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                                    (2,847)
    Expenses Reimbursed by Affiliates                                (29,981)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  263,016
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                555,161
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                                744,337
 Futures Contracts                                                  (172,832)
 Foreign Currency Transactions                                          (334)
--------------------------------------------------------------------------------
  NET REALIZED GAIN FOR THE PERIOD                                    571,171
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
   Investment Securities                                          (4,093,195)
   Future Contracts                                                    66,896
   Foreign Currency Transactions                                          896
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    OF INVESTMENTS FOR THE PERIOD                                 (4,025,403)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (3,454,232)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(2,899,071)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                                                    SEPTEMBER 30, 1998

                             ASSET ALLOCATION FUND


STATEMENT OF CHANGES IN NET ASSETS
                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                        $555,161                 $811,940
  Net Realized Gain on Investments                                                              571,171                1,137,243
  Net Change in Unrealized Appreciation (Depreciation) of Investments and
     Foreign Currency Transactions for the Period                                           (4,025,403)                5,486,313
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                        (2,899,071)                7,435,496
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                                    -                (627,696)
  Distributions to Class A Shareholders from Net Realized Gain on Investments                         -                (650,292)
  Distributions to Class B Shareholders from Net Investment Income                                    -                 (20,006)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                         -                 (22,525)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                          -              (1,320,519)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 151,542 and 2,700,842 Shares                                          1,853,365               27,348,582
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 112,592 shares)            -                1,276,794
  Payments for 39,742 and 7,616 Shares Redeemed                                               (484,955)                 (91,176)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (111,800 and 2,805,818 shares)                          1,368,410               28,534,200
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 226,789 and 127,870 Shares                                            2,770,836                1,480,265
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (0 and 3,763 shares)              -                   42,525
  Payments for 7,643 and 4,206 Shares Redeemed                                                 (91,220)                 (50,717)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (219,145 and 127,427 shares)                            2,679,616                1,472,073
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                                                                 1,148,955               36,121,250
NET ASSETS
 Beginning of Period                                                                         36,133,250                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $786,213 AND $231,052)      $37,282,205              $36,133,250
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.


FINANCIAL HIGHLIGHTS

                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                            $12.32               $12.26            $10.00           $10.00
  Income from Investment Operations:
     Net Investment Income<F1>                                     0.18                 0.11              0.31             0.23
     Net Realized and Unrealized Gains
      (Losses) on Investments                                    (1.07)               (1.03)              2.50             2.50
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                           (0.89)               (0.92)              2.81             2.73
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                      0.00                 0.00            (0.24)           (0.22)
     Distributions from Realized Gains on Investments              0.00                 0.00            (0.25)           (0.25)
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                          0.00                 0.00            (0.49)           (0.47)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                  $11.43               $11.34            $12.32           $12.26
====================================================================================================================================
 TOTAL RETURN<F2>                                               (7.22)%              (7.50)%            28.51%           27.69%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period                                  $33,346,733           $3,935,472       $34,564,169       $1,569,081
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  1.35%<F3>            2.00%<F3>             1.35%            2.00%
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                1.65%<F3>            2.31%<F3>             1.67%            2.32%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS         2.97%<F3>            2.32%<F3>             2.67%            2.02%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                         23.17%               23.17%            65.67%           65.67%
====================================================================================================================================
 AVERAGE COMMISSION RATE                                        $0.0260              $0.0260           $0.0621          $0.0621
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.


                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $32,387,169)                                          $28,079,686
Preferred Stock (cost $6,085,941)                                   6,134,937
Money Market Investments (cost $1,297,521)                          1,297,521
Common Stock (cost $265,823)                                          109,985
--------------------------------------------------------------------------------
                                                                   35,622,129
--------------------------------------------------------------------------------
Cash                                                                  184,703
Dividends and Interest Receivable                                     912,695
Due from Sale of Securities                                           290,267
Due from Sale of Fund Shares                                           55,548
Unamortized Organizational Costs                                       14,459
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     37,079,801
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         433,669
Income Dividend Payable                                               365,382
Other Accrued Liabilities                                              39,040
Due to Investment Advisor                                              36,877
Accrued Shareholder Servicing Fees                                     27,958
Accrued Administrative Fees                                             5,489
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   908,415
--------------------------------------------------------------------------------
NET ASSETS                                                        $36,171,386
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,904,825 shares outstanding)                             $39,762,585
Undistributed Net Investment Income                                    61,039
Undistributed Accumulated Net
 Realized Gain on Investments                                         762,087
Net Unrealized Depreciation of
 Investment Securities                                            (4,414,325)
--------------------------------------------------------------------------------
NET ASSETS FOR                                                      3,904,825
 SHARES OUTSTANDING                                               $36,171,386
================================================================================
Per Share of Class A (Based on
 3,575,426 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $9.72
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $9.26
================================================================================
Per Share of Class B (Based on 329,399
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $9.26
================================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                          $1,740,890
 Dividends                                                            345,228
--------------------------------------------------------------------------------
  TOTAL INCOME                                                      2,086,118
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                      138,247
 Shareholder Servicing Fees                                            46,083
 Transfer Agent Fees                                                   21,707
 Registration Fees                                                      1,630
 Distribution Fees:
  Class A                                                              17,234
  Class B                                                               8,991
 Administrative Fees                                                   18,433
 Custody Fees                                                           9,767
 Audit Fees                                                             8,524
 Shareholder Reporting Expenses                                         6,771
 Other Expenses                                                         6,150
 Directors' Fees                                                        2,472
 Professional Fees                                                      2,256
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      288,265
--------------------------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                                    (1,299)
    Expenses Reimbursed by Affiliates                                (40,844)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  246,122
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                              1,839,996
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net Realized Loss on Investments                                     (58,705)
Net Change in Unrealized Depreciation
 of Investments for the Period                                    (5,595,369)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (5,654,074)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(3,814,078)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                                                    SEPTEMBER 30, 1998

                              HIGH YIELD BOND FUND


STATEMENT OF CHANGES IN NET ASSETS
                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                      $1,839,996               $2,756,345
  Net Realized Gain (Loss) on Investments                                                      (58,705)                1,974,379
  Net Change in Unrealized Appreciation (Depreciation) of Investments for the Period        (5,595,369)                1,181,044
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                        (3,814,078)                5,911,768
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                          (1,726,340)              (2,730,612)
  Distributions to Class A Shareholders from Net Realized Gain on Investments                         -              (1,131,057)
  Distributions to Class B Shareholders from Net Investment Income                            (113,656)                 (31,293)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                         -                 (22,530)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                (1,839,996)              (3,915,492)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 503,489 and 2,716,144 Shares                                          5,135,426               27,328,578
  Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (151,816 and 336,168 shares)                                          1,592,530                3,598,592
  Payments for 121,379 and 11,412 Shares Redeemed                                           (1,196,003)                (122,333)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (533,926 and 3,040,900 shares)                          5,531,953               30,804,837
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 202,986 and 121,471 Shares                                            2,116,537                1,315,485
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (8,298 and 4,331 shares)     86,374                   46,162
  Payments for 8,054 and 233 Shares Redeemed                                                   (81,645)                  (2,519)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (203,230 and 125,569 shares)                            2,121,266                1,359,128
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                                                                 1,999,145               34,160,241
NET ASSETS
 Beginning of Period                                                                         34,172,241                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $61,039 AND $61,039)     $36,171,386              $34,172,241
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.




                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND


FINANCIAL HIGHLIGHTS

                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                            $10.79               $10.79            $10.00           $10.00
  Income from Investment Operations:
     Net Investment Income<F1>                                     0.50                 0.40              1.01             0.93
     Net Realized and Unrealized Gains
      (Losses) on Investments                                    (1.51)               (1.44)              1.19             1.20
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                           (1.01)               (1.04)              2.20             2.13
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                    (0.52)               (0.49)            (1.00)           (0.93)
     Distributions from Realized Gains on Investments              0.00                 0.00            (0.41)           (0.41)
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                        (0.52)               (0.49)            (1.41)           (1.34)
====================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                   $9.26                $9.26            $10.79           $10.79
====================================================================================================================================
 TOTAL RETURN<F2>                                               (9.70)%             (10.01)%            22.95%           22.09%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                  $33,120,402           $3,050,984       $32,811,316       $1,360,925
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  1.30%<F3>            1.95%<F3>             1.30%            1.95%
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                1.66%<F3>            2.31%<F3>             1.66%            2.31%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS        10.02%<F3>            9.37%<F3>             9.30%            8.65%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                         96.29%               96.29%           178.61%          178.61%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.


                                                    SEPTEMBER 30, 1998

                              MUNICIPAL BOND FUND

Statement of Assets and Liabilities

September 30, 1998
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $26,357,206)                                          $28,242,688
Money Market Investments (cost $2,900,000)                          2,900,000
--------------------------------------------------------------------------------
                                                                   31,142,688
--------------------------------------------------------------------------------
Cash                                                                  135,240
Interest Receivable                                                   456,919
Due from Sale of Fund Shares                                           19,831
Unamortized Organizational Costs                                       14,459
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     31,769,137
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                       1,104,920
Income Dividend Payable                                               106,955
Other Accrued Liabilities                                              24,104
Accrued Shareholder Servicing Fees                                     22,273
Due to Investment Advisor                                              13,385
Accrued Administrative Fees                                             4,473
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 1,276,110
--------------------------------------------------------------------------------
NET ASSETS                                                        $30,493,027
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,825,225 shares outstanding)                             $28,345,272
Undistributed Net Investment Income                                    29,373
Undistributed Net
 Realized Gain on Investments                                         232,900
Net Unrealized Appreciation of
 Investment Securities                                              1,885,482
--------------------------------------------------------------------------------
NET ASSETS FOR 2,825,225
 SHARES OUTSTANDING                                               $30,493,027
================================================================================
Per Share of Class A (Based on
 2,755,061 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $11.33
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                 $10.79
================================================================================
Per Share of Class B (Based on 70,164
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $10.79
================================================================================

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                            $751,044
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       44,107
 Shareholder Servicing Fees                                            36,756
 Transfer Agent Fees                                                   20,430
 Distribution Fees:
  Class A                                                              14,385
  Class B                                                               2,382
 Administrative Fees                                                   14,702
 Audit Fees                                                             8,524
 Other Expenses                                                         5,741
 Shareholder Reporting Expenses                                         5,732
 Custody Fees                                                           4,996
 Professional Fees                                                      2,807
 Directors Fees                                                         2,472
 Registration Fees                                                        107
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      163,141
--------------------------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                                    (2,742)
    Expenses Reimbursed by Affiliates                                (36,080)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  124,319
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                626,725
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                                256,061
 Futures Contracts                                                   (11,656)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                                    244,405
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of
 Investment Securities                                                446,981
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                                     446,981
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               691,386
--------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                                         $1,318,111
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                      M A S O N   S T R E E T   F U N D S

                              MUNICIPAL BOND FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                        $626,725               $1,193,269
  Net Realized Gain on Investments                                                              244,405                  332,018
  Net Change in Unrealized Appreciation of Investments for the Period                           446,981                1,441,157
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                     1,318,111                2,966,444
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                            (615,320)              (1,219,558)
  Distributions to Class A Shareholders from Net Realized Gain on Investments                         -                (341,287)
  Distributions to Class B Shareholders from Net Investment Income                             (11,405)                 (10,261)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                         -                  (4,893)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                  (626,725)              (1,575,999)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 35,529 and 2,536,893 Shares                                             371,122               25,381,407
  Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (57,701 and 139,366 shares)                                             609,959                1,460,157
  Payments for 8,744 and 5,684 Shares Redeemed                                                 (92,134)                 (59,865)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (84,486 and 2,670,575 shares)                             888,947               26,781,699
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 66,919 and 44,580 Shares                                                703,784                  464,616
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (655 and 601 shares)          6,925                    6,340
  Payments for 41,600 and 991 Shares Redeemed                                                 (442,607)                 (10,508)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (25,974 and 44,190 shares)                                268,102                  460,448
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                                                                 1,848,435               28,632,592

NET ASSETS
 Beginning of Period                                                                         28,644,592                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $29,373 AND $29,346)       $30,493,027              $28,644,592
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.



                                                    SEPTEMBER 30, 1998

                              MUNICIPAL BOND FUND


FINANCIAL HIGHLIGHTS

                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                            $10.55              $10.55             $10.00          $10.00
  Income from Investment Operations:
     Net Investment Income<F1>                                     0.23                0.17               0.46            0.38
     Net Realized and Unrealized Gains on Investments              0.24                0.26               0.69            0.70
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                             0.47                0.43               1.15            1.08
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                    (0.23)              (0.19)             (0.47)          (0.40)
     Distributions from Realized Gains on Investments              0.00                0.00             (0.13)          (0.13)
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                        (0.23)              (0.19)             (0.60)          (0.53)
====================================================================================================================================
 Net Asset Value, End of Period                                  $10.79              $10.79             $10.55          $10.55
====================================================================================================================================
 TOTAL RETURN<F2>                                                 4.48%               4.13%             11.73%          10.93%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                  $29,735,740            $757,287        $28,172,205        $472,387
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  0.85%<F3>           1.50%<F3>              0.85%           1.50%
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                1.21%<F3>           1.86%<F3>              1.24%           1.89%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS         4.27%<F3>           3.62%<F3>              4.38%           3.73%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                        124.12%             124.12%            169.37%         169.37%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.



                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND

Statement of Assets and Liabilities

September 30, 1998
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $29,481,415)                                          $29,112,257
Money Market Investments (cost $5,155,840)                          5,156,945
--------------------------------------------------------------------------------
                                                                   34,269,202
--------------------------------------------------------------------------------
Due from Sale of Securities                                         5,670,444
Interest Receivable                                                   512,893
Due from Sale of Fund Shares                                           31,349
Unamortized Organizational Costs                                       14,459
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     40,498,347
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                       6,909,924
Income Dividend Payable                                               187,137
Futures Variation Margin                                              165,281
Other Accrued Liabilities                                              28,090
Accrued Shareholder Servicing Fees                                     23,523
Due to Investment Advisor                                              11,011
Accrued Administrative Fees                                             4,738
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 7,329,704
--------------------------------------------------------------------------------
NET ASSETS                                                        $33,168,643
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,424,118 shares outstanding)                             $34,167,005
Undistributed Net Investment Income                                    68,879
 Undistributed Accumulated Net
 Realized Loss on Investments                                       (421,740)
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                              (368,053)
 Futures Contracts                                                  (277,878)
 Foreign Currency Transactions                                            430
--------------------------------------------------------------------------------
NET ASSETS FOR 3,424,118
 SHARES OUTSTANDING                                               $33,168,643
================================================================================
Per Share of Class A (Based on
 3,243,581 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $10.17
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $9.69
================================================================================
Per Share of Class B (Based on 180,537
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $9.69
================================================================================


STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest (less withholding tax of $2,291)                         $1,223,833
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       46,359
 Shareholder Servicing Fees                                            38,633
 Other Expenses                                                        25,704
 Transfer Agent Fees                                                   20,308
 Distribution Fees:
  Class A                                                              14,785
  Class B                                                               5,013
 Custody Fees                                                          16,062
 Administrative Fees                                                   15,453
 Registration Fees                                                        590
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      182,908
--------------------------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                                    (4,872)
    Expenses Reimbursed by Affiliates                                (47,134)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  130,902
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                              1,092,932
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                                 65,779
  Futures Contracts                                                 (518,329)
 Foreign Currency Transactions                                      (141,287)
--------------------------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENTS
    FOR THE PERIOD                                                  (593,837)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                              (86,243)
  Futures Contracts                                                 (342,485)
  Foreign Currency Transactions                                        95,360
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    OF INVESTMENTS FOR THE PERIOD                                   (333,368)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (927,205)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $165,727
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)


                                                    SEPTEMBER 30, 1998

                                SELECT BOND FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                            For the Six
                                                                                           Months Ended             For the Twelve
                                                                                        September 30, 1998           Months Ended
                                                                                            (Unaudited)             March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                                                      $1,092,932               $1,899,991
  Net Realized Gain (Loss) on Investments                                                     (593,837)                1,497,301
  Net Change in Unrealized Depreciation of Investments and
     Foreign Currency Transactions for the Period                                             (333,368)                (345,926)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                       165,727                3,051,366
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net Investment Income                          (1,050,603)              (1,894,078)
  Distributions to Class A Shareholders from Net Realized Gain on Investments                         -              (1,304,159)
  Distributions to Class B Shareholders from Net Investment Income                             (42,329)                 (11,475)
  Distributions to Class B Shareholders from Net Realized Gain on Investments                         -                 (12,480)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders                (1,092,932)              (3,222,192)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 276,659 and 2,608,995 Shares                                          2,703,733               26,123,497
  Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (105,478 and 295,732 shares)                                          1,046,370                3,008,696
  Payments for 6,805 and 36,478 Shares Redeemed                                                (66,968)                (363,818)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (375,732 and 2,868,249 shares)                          3,683,135               28,768,375
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 124,569 and 64,092 Shares                                             1,229,978                  653,842
  Proceeds from Shares Issued on Reinvestment of Distributions Paid (3,584 and 2,037 shares)     35,500                   20,537
  Payments for 11,509 and 2,236 Shares Redeemed                                               (113,518)                 (23,175)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (116,644 and 63,893 shares)                             1,151,960                  651,204
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                                                                 3,907,890               29,248,753

NET ASSETS
 Beginning of Period                                                                         29,260,753                   12,000
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $68,879 AND $68,879)     $33,168,643              $29,260,753
===================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.



                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND

FINANCIAL HIGHLIGHTS

                                                              CLASS A               CLASS B          CLASS A           CLASS B
                                                              --------             --------          --------         --------
                                                            For the Six           For the Six
                                                            Months Ended         Months Ended     For the Twelve   For the Twelve
                                                         September 30, 1998   September 30, 1998   Months Ended     Months Ended
(For a share outstanding throughout the period)             (Unaudited)           (Unaudited)     March 31, 1998   March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                             $9.98                $9.98            $10.00          $10.00
  Income from Investment Operations:
     Net Investment Income<F1>                                     0.34                 0.26              0.71            0.66
     Net Realized and Unrealized Gains
      (Losses) on Investments                                    (0.28)               (0.23)              0.46            0.44
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                             0.06                 0.03              1.17            1.10
-----------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
     Distributions from Net Investment Income                    (0.35)               (0.32)            (0.71)          (0.64)
     Distributions from Realized Gains on Investments              0.00                 0.00            (0.48)          (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                        (0.35)               (0.32)            (1.19)          (1.12)
===================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                   $9.69                $9.69             $9.98           $9.98
===================================================================================================================================
 TOTAL RETURN<F2>                                                 0.62%                0.28%            12.11%          11.34%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period                                  $31,419,828           $1,748,815       $28,617,421        $643,332
===================================================================================================================================
 Ratio of Net Expenses to Average Net Assets                  0.85%<F3>            1.50%<F3>             0.85%           1.50%
===================================================================================================================================
 Ratio of Gross Expenses to Average Net Assets                1.30%<F3>            1.95%<F3>             1.29%           1.94%
===================================================================================================================================
 Ratio of Net Investment Income to Average Net Assets         7.10%<F3>            6.45%<F3>             6.93%           6.28%
===================================================================================================================================
 Portfolio Turnover Rate            149.73%              149.73%           362.32%         362.32%
===================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                              SEPTEMBER 30, 1998

NOTES TO FINANCIAL STATEMENTS

NOTE 1

Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street FundsSM consist of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 1, 1997, Northwestern Mutual invested an additional $225 million in Mason Street FundsSM; $25 million in the Class A shares in each of the Funds.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual and were reimbursed by the Funds equally.

NOTE 2

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the following Notes.

NOTE 3

Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5

The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures con-

                      M A S O N   S T R E E T   F U N D S

tracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

NOTE 6

Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.

--------------------------------------------------------------------------------

NOTE 7

Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or earlier call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the six months ended September 30, 1998, transactions in securities other than money market investments were:


                              Total Security  U.S. Gov't. Security   Total Security   U.S. Gov't. Security
Fund                             Purchases         Purchases        Sales/Maturities    Sales/Maturities
----------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND   $17,317,115                  _         $15,323,129                   _
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND       37,324,582                  _          34,180,212                   _
----------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND                6,067,358                  _           5,272,509                   _
----------------------------------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND    42,932,642                  _          38,733,295                   _
----------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND            15,574,668                  _             800,314                   _
----------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND            9,385,394         $1,495,887           7,511,239          $1,020,958
----------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND            39,830,903                  _          34,038,157                   _
----------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND             35,225,675                  _          35,507,483                   _
----------------------------------------------------------------------------------------------------------
SELECT BOND FUND                48,230,370         15,246,348          43,500,248          13,414,286
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


NOTE 8

Northwestern Mutual Investment Services, LLC ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                         Fee
------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND               0.75%
------------------------------------------------
INTERNATIONAL EQUITY FUND                  0.85%
------------------------------------------------
GROWTH STOCK FUND                          0.75%
------------------------------------------------
GROWTH AND INCOME STOCK FUND               0.65%
------------------------------------------------
INDEX 500 STOCK FUND                       0.30%
------------------------------------------------
ASSET ALLOCATION FUND                      0.70%
------------------------------------------------
HIGH YIELD BOND FUND                       0.75%
------------------------------------------------
MUNICIPAL BOND FUND                        0.30%
------------------------------------------------
SELECT BOND FUND                           0.30%
------------------------------------------------

                                                              SEPTEMBER 30, 1998

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined net assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee.
Of the 1.00%, 0.35% is paid to Baird for distribution and shareholder servicing expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents. Baird received $339,641 of dealer allowances, Northwestern Mutual received $108,164 of underwriting concessions from Class A sales charges and Northwestern Mutual received $19,682 of contingent deferred sales charges from Class B shares for the six months ended September 30, 1998.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, organizational costs, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                            Class A  Class B
------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND     1.30%    1.95%
------------------------------------------------
INTERNATIONAL EQUITY FUND        1.65%    2.30%
------------------------------------------------
GROWTH STOCK FUND                1.30%    1.95%
------------------------------------------------
GROWTH AND INCOME STOCK FUND     1.20%    1.85%
------------------------------------------------
INDEX 500 STOCK FUND             0.85%    1.50%
------------------------------------------------
ASSET ALLOCATION FUND            1.35%    2.00%
------------------------------------------------
HIGH YIELD BOND FUND             1.30%    1.95%
------------------------------------------------
MUNICIPAL BOND FUND              0.85%    1.50%
------------------------------------------------
SELECT BOND FUND                 0.85%    1.50%
------------------------------------------------

NMIS and affiliates have waived the following fees for the six months ended September 30, 1998:

                           Distribution Fees
                           -----------------
Fund                        Class A  Class B   Other      Total
----------------------------------------------------------------
Aggressive Growth
Stock Fund                       _     $112   $41,951    $42,063
----------------------------------------------------------------
International Equity Fund     $819        _    43,463     44,282
----------------------------------------------------------------
Growth Stock Fund                _       28    34,014     34,042
----------------------------------------------------------------
Growth and Income
Stock Fund                       _       86    42,405     42,491
----------------------------------------------------------------
Index 500 Stock Fund             _       94    56,682     56,776
----------------------------------------------------------------
Asset Allocation Fund            _      166    29,815     29,981
----------------------------------------------------------------
High Yield Bond Fund         1,900        _    38,944     40,844
----------------------------------------------------------------
Municipal Bond Fund          2,408        _    33,672     36,080
----------------------------------------------------------------
Select Bond Fund             1,824        _    45,310     47,134
----------------------------------------------------------------
TOTAL                       $6,951     $486  $366,256   $373,693
----------------------------------------------------------------

The Aggressive Growth Stock Fund, Growth Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amounts of $2,406, $510 and $318, respectively, during the six months ended September 30, 1998.

NOTE 9
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

                                                            SEPTEMBER 30, 1998

DIRECTORS AND OFFICERS

DIRECTORS
------------

JAMES D. ERICSON
President and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Chairman of the Board
EyeCare One Corporation, Milwaukee

JOHN K. MACIVER
Partner
Michael Best & Friedrich, Attorneys at Law, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago


OFFICERS
------------
JAMES D. ERICSON
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

                      M A S O N   S T R E E T   F U N D S

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to treatment of passive foreign investment companies and deferred wash losses.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

This page intentionally left blank.


MASON STREET FUNDS(SM)
P.0. BOX 419419
KANSAS CITY, MO 64141-6419
1-888-MASONST (1-888-627-6678)
WWW.MASONSTREETFUNDS.COM

Robert W. Baird & Co. Incorporated, Distributor
94-1002
11/97 (Rev. 11/98)


                                                           ---------------
                                                              BULK RATE
                                                            U.S. POSTAGE
                                                                PAID
                                                           KANSAS CITY, MO
                                                           PERMIT NO. 2891
                                                           ---------------